             NICHOLAS--APPLEGATE-REGISTERED TRADEMARK- MUTUAL FUNDS

--------------------------------------------------------------------------------
                           INTERNATIONAL CORE GROWTH
                              QUALIFIED PORTFOLIO
--------------------------------------------------------------------------------

                                   PROSPECTUS

Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company comprised of a number of diversified investment portfolios, including the International Core Growth Qualified Portfolio (the "Portfolio") offered hereby. The Portfolio is offered to certain qualified retirement plans, tax-exempt and other institutional investors, and financial institutions. The Portfolio seeks to maximize long-term capital appreciation. It invests in the International Core Growth Fund, which in turn invests primarily in equity securities of international companies. The Fund emphasizes investment in foreign issuers with larger market capitalizations (above $1 billion) which its Investment Adviser believes have above-average growth potential.

--------------------------------------------------------------------------------

   THE PORTFOLIO, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN A CORRESPONDING SERIES ("FUND") OF NICHOLAS-APPLEGATE INVESTMENT TRUST, WHICH HAS THE SAME OBJECTIVE AS THE PORTFOLIO. THE FUND IN TURN INVESTS ITS ASSETS, INCLUDING THOSE OF THE PORTFOLIO, IN PORTFOLIO SECURITIES. ACCORDINGLY, THE INVESTMENT EXPERIENCE OF THE PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS--SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE," PAGE 6, FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE STRUCTURE. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO OR THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.
--------------------------------------------------------------------------------

   SHARES OF THE PORTFOLIO ARE NOT BANK DEPOSITS AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   This Prospectus presents information you should know before investing in the Portfolio. It should be retained for future reference. A Statement of Additional Information for Nicholas-Applegate Mutual Funds dated January 24, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement may be obtained, without charge, by writing to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by calling (800) 551-8643. Inquiries regarding the Portfolio can also be made by calling (800) 551-8643.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JANUARY 24, 1997

             NICHOLAS--APPLEGATE-REGISTERED TRADEMARK- MUTUAL FUNDS

--------------------------------------------------------------------------------
                           INTERNATIONAL CORE GROWTH
                              QUALIFIED PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Summary of Expenses........................3
Prospectus Summary.........................4
Investment Objective, Policies and Risk
Considerations.............................7
Organization and Management...............11
Purchasing Shares.........................13
Investor Services.........................15
Redeeming Shares..........................17
Dividends, Distributions and Taxes........19
General Information.......................19
Appendix:
Investment Policies, Strategies and
Risks.....................................21

--------------------------------------------
NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE PORTFOLIO OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
SUMMARY OF EXPENSES

This table is designed to help you understand the costs of investing in the Portfolio. These are expected expenses of the Portfolio for its first year of operations, and because the Portfolio invests all of its assets in the Fund, the Portfolio's expenses include its proportionate share of the operating expenses of the Fund. Actual expenses may be more or less than those shown.

                                                                                                   INTERNATIONAL
                                                                                                    CORE GROWTH
                                                                                                     QUALIFIED
                                                                                                     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a percentage of offering price)                                   None
Sales charge on reinvested dividends                                                                    None
Deferred sales charge (as a percentage of original purchase price or redemption proceeds,
 whichever is lower)                                                                                    None
Redemption fee                                                                                          None
Exchange fee                                                                                            None
-----------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (AFTER EXPENSE
REDUCTION):(1)
Management fees                                                                                         1.00%
12b-1 expenses                                                                                          None
Shareholder service expenses                                                                            0.25%
All other expenses (after expense deferral)(1)                                                          0.40%
Total operating expenses (after expense deferral)(1)                                                    1.65%

The Board of Trustees of the Trust believes that the aggregate per share expenses of the Portfolio are no greater than the expenses that the Portfolio would incur if it retained the services of an investment adviser and the assets of the Portfolio were invested directly in the types of securities held by the Fund. For a detailed description of the expenses of the Portfolio and the Fund, see "Organization and Management."
---------------------------
(1) The Investment Adviser of Nicholas-Applegate Investment Trust has agreed to defer its fees, and to absorb other operating expenses, to ensure that the expenses for the Portfolio (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 1.65% of the Portfolio's average net assets on an annual basis through March 31, 1998. In subsequent years, overall operating expenses for the Portfolio will not fall below 1.65% of average net assets until the Investment Adviser has fully recouped fees deferred or expenses paid by the Investment Adviser under this agreement, as the Portfolio will reimburse the Investment Adviser when operating expenses (before recoupment) for the Portfolio are less than 1.65% of average net assets. Accordingly, until all such deferred fees or expenses have been recouped by the Investment Adviser, the Portfolio's expenses will be higher, and its yields will be lower, than would otherwise be the case. See "Organization and Management-Expense Limitation." Actual operating expenses for the Portfolio for the fiscal year ended March 31, 1998 are estimated to be 2.06% of the Portfolio's average net assets (annualized). The various operating expenses of the Portfolio are further described under "Organization and Management."

EXAMPLE OF PORTFOLIO EXPENSES. The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in the Portfolio over various time periods, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The Portfolio does not charge a redemption fee.

                                           1 Year       3 Years
------------------------------------------------------------------------------
International Core Growth Qualified
Portfolio                                 $      47    $      52

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under the heading "Annual Portfolio Operating Expenses" in the fee table above remain the same in the years shown.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The hypothetical 5% annual return is used for illustrative purposes only and should not be interpreted as an estimate of the Portfolio's annual return, as there can be no guarantee of the Portfolio's future performance.

--------------------------------------------------------------------------------
PROSPECTUS SUMMARY

Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company comprised of a number of diversified investment portfolios, including the International Core Growth Qualified Portfolio ("Portfolio") offered hereby. The Portfolio is offered to certain qualified retirement plans and tax-exempt investors.

INVESTMENT OBJECTIVE. The investment objective of the Portfolio is long-term capital appreciation. While there is no assurance the Portfolio will achieve its objective, it endeavors to do so by following the investment policies and limitations contained in the Prospectus and Statement of Additional Information. See "Investment Objectives, Policies and Risk Considerations" and "Appendix:
Investment Policies, Strategies and Risks."

MASTER/FEEDER STRUCTURE. The Portfolio seeks to achieve its investment objective by investing all of its assets in the International Core Growth Fund ("Fund") of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company. The Fund has the same investment objective as the Portfolio. The Fund, in turn, holds investment securities. Although the "master/feeder" structure employed by the Portfolio to achieve its investment objectives could provide certain efficiencies and economies of scale, it could also have potential adverse effects such as those resulting from large-scale redemptions by other investors of their interests in the Fund, or from the failure by investors of the Portfolio to approve a change in investment objectives and policies that has been approved by the investors of the Fund. There may also be other investment companies through which you can invest in the Fund which may have higher or lower fees and expenses than those of the Portfolio. See "Investment Objective, Policies and Risk Considerations-Special Considerations Regarding Master/Feeder Structure."

The Portfolio may cease investing in the Fund only if the Trust's Board of Trustees determines that this is in the best interests of the Portfolio and its investors, and only with the approval of the Portfolio's investors. In such event the Board of Trustees would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the Portfolio's investment policies. No assurance exists that satisfactory alternative arrangements would be available.

INVESTMENT RISKS AND CONSIDERATIONS. INVESTMENT RISKS AND OTHER CONSIDERATIONS RELEVANT TO THE SECURITIES IN WHICH THE PORTFOLIO INVESTS THROUGH THE FUND ARE DESCRIBED UNDER "INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS" AND IN "APPENDIX: INVESTMENT POLICIES, STRATEGIES AND RISKS." They include the following:

The value of the Portfolio's shares will fluctuate with the market value of the Fund's investments, so that the value of your shares when sold may be less than your original purchase price.

Investments by the Fund in securities of foreign companies involve special risks in addition to the usual risks inherent in domestic investments, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Settlement of transactions in foreign markets may be delayed or less frequent than in the U.S., and foreign governments may withhold taxes from dividends and interest paid on securities held by the Fund. There is also likely to be less publicly available information about certain foreign issuers than is available about U.S. companies, and foreign companies are not generally subject to uniform financial reporting standards comparable to those applicable to U.S. companies.

The Fund may invest without limitation in emerging market countries. These investments involve greater risks than other foreign investments, including less-developed economic and legal structures; less stable political systems; illiquid securities markets; possible expropriation, nationalization or confiscatory taxation; and possible foreign currency devaluations and fluctuations.

The investment approach of Nicholas-Applegate Capital Management (the "Investment Adviser") results in above-average portfolio turnover for the Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, and may also result in the realization and distribution to shareholders of net capital gains which are taxable to them as ordinary income for federal tax purposes.

For hedging purposes, the Fund may purchase or write put and call options on securities and securities indices, effect transactions in futures contracts and related options on stock indices, and enter into foreign exchange forward contracts, currency futures or related options. These are derivative instruments, whose value derives from the value of an underlying security, index or currency. Risks associated with the use of such instruments include the possibility that the Investment Adviser's forecasts of market values, currency rates of exchange and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out a position because of the lack of a liquid market. Investment in such derivative instruments may not be successful, and may reduce the returns and increase the volatility of the Fund. See "Appendix: Investment Policies, Strategies and Risks" in this Prospectus and "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

THE FUND MAY ENGAGE IN SHORT SALES, WHICH THEORETICALLY INVOLVE UNLIMITED LOSS POTENTIAL AND MAY BE CONSIDERED A SPECULATIVE TECHNIQUE. See the description of the risks of short sales under "Short Sales" in "Appendix: Investment Policies, Strategies and Risks."

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may enter into repurchase agreements and lend its portfolio securities, which involve the risk of loss upon the default of the seller or borrower. The Fund may also borrow money from banks for temporary purposes which, among other things, may require the Fund to sell portfolio securities to meet interest and principal payments at an unfavorable time. See "Illiquid Securities," "Repurchase Agreements," "Securities Lending," and "Borrowing" in "Appendix:
Investment Policies, Strategies and Risks."

INVESTMENT ADVISER. The Trust has not retained the services of an investment adviser for the Portfolio, as the Portfolio seeks to achieve its investment objectives by investing all of its assets in the Fund. Nicholas-Applegate Capital Management serves as investment adviser to the Fund. The Investment Adviser has been in the investment advisory business since 1984 and currently manages approximately $31 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser is compensated for its services to the Fund in the form of monthly fees at the annual rate of 1.00% of the first $500 million of the Fund's net assets, 0.90% of the next $500 million and 0.85% of net assets in excess of $1 billion. See "Organization and Management."

DISTRIBUTOR. Nicholas-Applegate Securities (the "Distributor"), an affiliate of the Investment Adviser, serves as distributor of shares of the Portfolio. The Portfolio does not pay distribution or other fees to the Distributor in connection with services it provides. Under a Shareholder

Service Plan, the Distributor is reimbursed for shareholder services it provides and for payments made to plan administrators and others for related support and recordkeeping services at an annual rate of up to 0.25% of the Portfolio's net assets. See "Organization and Management."

ADMINISTRATORS, TRANSFER AGENT AND CUSTODIAN. The Investment Adviser and Investment Company Administration Corporation ("ICAC") are the administrators for the Trust, with responsibility for managing the daily business operations of the Portfolio, subject to the supervision of the Trust's Board of Trustees. ICAC also acts as administrator for the Master Trust. PNC Bank (the "Custodian") is the custodian for the Trust and the Master Trust, and State Street Bank and Trust Company (the "Transfer Agent") is the transfer and dividend disbursing agent for the Trust.

PURCHASE OF SHARES. Shares of the Portfolio are offered to (i) qualified retirement plans (including employer, association and other group retirement plans), employee benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolio, and (iii) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolio. Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator. Purchases may only be made by check or by wiring federal funds to the Transfer Agent. Shares are purchased at the next offering price without any sales charge, after an order is received in proper form by the Transfer Agent or a sub-transfer agent. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans and for certain others, and may be waived from time to time by the Distributor for other investors. Shares of the Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Portfolio. See "Purchasing Shares."

INVESTOR SERVICES. The following services are provided to investors of the Portfolio for their convenience and flexibility: an automatic investment plan; automatic reinvestment and cross-reinvestment of dividends and capital gains distributions; an exchange privilege; and automatic withdrawals. See "Investor Services." Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.

REDEEMING SHARES. Shares of the Portfolio may be redeemed by writing to the Transfer Agent or by telephone if telephone redemption privileges have been established. Redemption proceeds will be wired to your bank. Participants of qualified retirement plans must make redemption requests to the plan sponsor or administrator. The price received for Portfolio shares redeemed is at the next determined net asset value after the request is received by the Transfer Agent or a sub-transfer agent, which may be more or less than the purchase price. No contingent deferred sales charge or other fee is imposed on redemptions. See "Redeeming Shares."

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Portfolio declares and pays annual dividends of net investment income and makes distributions at least annually of any net capital gains. All dividends and distributions will be paid in the form of additional shares at net asset value unless cash payment is requested.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Portfolio are discussed below and in "Appendix: Investment Policies, Strategies and Risks."

SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE. The Portfolio seeks to achieve its investment objective by investing all of its assets in the Fund, which has the same objective as the Portfolio. The Fund, in turn, holds investment securities. Accordingly, the investment experience of the Portfolio will correspond directly with the investment experience of the Fund. For a description of the Fund's objective, policies, restrictions, management and expenses, see "Organization and Management" below and "Appendix: Investment Objective, Policies and Risk Considerations." There can be no assurance that the Portfolio or Fund will achieve its investment objective. The Portfolio's and the Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or Fund, respectively, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). Upon any such approval, the Portfolio will provide at least 30 days' written notice to its investors before any change is made to its or the Fund's investment objective.

There are certain risks to the Portfolio related to the use of the "master/feeder" structure. Such risks include, but are not limited to, the following: Large-scale redemptions by other investment companies of their interests in the Fund, could have adverse effects, such as lack of portfolio diversity and decreased economies of scale, and could result in the shareholders of the Portfolio, as the remaining investor in the Fund, bearing all the operating costs of the Fund and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in the Fund will cause the Fund to terminate automatically in 120 days, unless the Portfolio and any other investors in the Fund unanimously agree to continue the business of the Fund. As the Portfolio is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Fund, the Board of Trustees of the Trust would need to consider alternative arrangements for the Portfolio, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks." The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by investors of the Portfolio to approve a change in the investment objective and policies of the Portfolio parallel to a change that has been approved by the investors of the Fund would require the Portfolio to redeem its shares of the Fund; this could result in a distribution in kind to the Portfolio of the portfolio securities of the Fund (rather than a cash distribution), causing the Portfolio to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Portfolio's investments and adversely affecting its liquidity. Other shareholders in the Fund may have a greater ownership interest in the Fund than the Portfolio's interest, and could thus have effective voting control over the operation of the Fund.

The Trust's Board of Trustees believes that the Portfolio will achieve certain efficiencies and economies of scale through the "master/feeder" structure, and that the aggregate expenses of the Portfolio will be less than if the Portfolio invested directly in the securities held by the Fund. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Fund. Accordingly, there may be other investment companies through which investors can invest indirectly in the Fund. The fees charged by such other investment companies may be higher or lower than those charged by the Portfolio, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their investors. Information about the availability of other investment companies that invest in the Fund can be obtained by calling
(800) 551-8643.

The Portfolio may cease investing in the Fund only if the Board of Trustees of the Trust determines that such action is in the best interests of the Portfolio and its investors, and only with the approval of the Portfolio's investors. In that event, the Board of Trustees would consider alternative arrangements, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks."

INTERNATIONAL CORE GROWTH FUND. The Fund seeks long-term capital appreciation. Assets of the Fund are invested primarily in a diversified portfolio of equity securities of international companies with larger market capitalizations (above $1 billion, which currently includes the top 75th percentile worldwide of publicly traded companies). Equity securities include common stocks, preferred stocks, debt securities that are convertible into common stocks, and warrants. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Investment Adviser's assessment of market and economic conditions and outlook.

The Fund may invest in securities issued by companies based or operating in any country, including the United States. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three countries other than the United States. Under normal market conditions, the Fund may invest up to 35% of its total assets in securities of U.S. issuers. With these exceptions, the Fund is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. Countries in which investment opportunities will be sought include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. However, the Fund may also invest in securities issued by companies based in other countries such as the countries of Eastern Europe and South America, Indonesia, Korea, Mexico, the Philippines, Portugal and Thailand. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities.

Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities (common and preferred stocks, warrants and securities convertible into equity securities). The remainder of the Fund's assets will be invested in debt securities of U.S. and foreign companies and U.S. and foreign governments and their agencies and instrumentalities which the Investment Adviser believes present attractive opportunities for capital growth, as well as in various other securities and instruments described in the "Appendix: Investment Policies, Strategies and Risks." The debt securities in which the Fund may invest will be rated at the time of purchase "Baa" or higher by Moody's Investors Service, Inc. ("Moody's"), "BBB" or higher by Standard & Poor's Corporation ("S&P") or equivalent ratings by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality. These securities are of investment grade, which means that their issuers are believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. The Investment Adviser will evaluate securities downgraded below investment grade on a case by case basis to determine whether the security continues to be an acceptable investment. If not, the Fund will sell the security as promptly as practicable. The Fund will not apply ratings limitations to convertible debt securities. The Fund may also make short sales, which is considered a speculative technique. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with short sale transactions.

INVESTMENT TECHNIQUES AND PROCESSES. The focus of the Investment Adviser's investment program is GROWTH OVER TIME-Registered Trademark-. In making decisions with respect to equity securities for the Fund, the Investment Adviser uses a proprietary investment methodology which is designed to capture positive change at an early stage. It adheres rigorously to this methodology, and applies it to various segments of the capital markets, domestically and internationally. This methodology consists of investment techniques and processes designed to identify companies with attractive earnings and dividend growth potential and to evaluate their investment prospects. These techniques and processes include relationships with an extensive network of brokerage and research firms located throughout the world; computer-assisted fundamental analysis of thousands of domestic and foreign companies; established criteria for the purchase and sale of individual securities; portfolio structuring and rebalancing guidelines; securities trading techniques; and continual monitoring and reevaluation of all holdings with a view to maintaining the most attractive mix of investments. The Investment Adviser collects data on approximately 26,000 companies in 35 countries (adjusted for reporting and accounting differences). There can be no assurance that use of the proprietary investment methodology will be successful.

The decision to invest assets of the Fund in any particular debt security will be based on such factors as the Investment Adviser's analysis of the effect of the yield to maturity of the security on the average yield to maturity of the total debt security portfolio of the Fund, the Investment Adviser's assessment of the credit quality of the issuer and other factors the Investment Adviser deems relevant. In managing the Fund's debt security investments, the Investment Adviser seeks to capture major moves in interest rates and utilizes a proprietary model to identify interest rate trends in the bond market. There can be no assurance that use of these techniques will be successful.

Investment Policies, Strategies and Risks. The primary risk of investing in the Portfolio is market risk, which means that the market value of the equity securities held by the Fund may decline over short or even extended periods of time. You should also expect periods when market prices generally rise and periods when market prices generally decline. The Fund is also subject to the risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political or financial problems or natural disasters) and currency risk (the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies). These risks are generally intensified for investments in emerging markets.

The Appendix and the Statement of Additional Information describe certain investment securities and techniques of the Fund, and the associated risks. These include short-term investments in cash and cash equivalents; investment in sovereign debt securities of the U.S.

and foreign governments and their agencies and instrumentalities; floating and variable rate demand notes and bonds; commercial paper; non-convertible corporate debt securities; convertible securities, synthetic convertible securities, and warrants; depository receipts; over-the-counter securities; when-issued securities and firm commitment agreements; foreign exchange contracts; put and call options on securities and securities indices; stock index futures contracts; futures and options contracts; repurchase agreements; illiquid securities; securities lending; and borrowing.

INVESTMENT RESTRICTIONS. The Portfolio and Fund are subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or Fund, respectively, as defined in the Investment Company Act. An investment policy or restriction which is not described as fundamental in this Prospectus or the Statement of Additional Information may be changed or modified by the Board of Trustees of the Trust or Master Trust, as the case may be, without shareholder approval.

Certain of the investment restrictions which are fundamental policies are set forth below. Additional investment restrictions are discussed in the Appendix and Statement of Additional Information.

1. Neither the Portfolio nor the Fund may invest more than 5% of its total assets in the securities of any one issuer. However, up to 25% of the Portfolio's or Fund's total assets may be invested without regard to this limitation, and this limitation does not apply to investments in securities of the U.S. Government or its agencies and instrumentalities.

2. Neither the Portfolio nor the Fund may purchase more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

3. Neither the Portfolio nor the Fund may invest 25% or more of its total assets in any one particular industry; however, this restriction does not apply to the securities of the U.S. Government, its agencies and instrumentalities.

4. Neither the Portfolio nor the Fund may make loans of its portfolio securities in an aggregate amount exceeding 30% of the value of its total assets, or borrow money (except from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and in an aggregate amount not exceeding 20% of the value of its total assets).

5. Neither the Portfolio nor the Fund may invest more than 15% of its net assets in illiquid securities.

The investment restrictions described above do not apply to an investment by the Portfolio of all of its assets in the Fund.

PORTFOLIO TURNOVER. The Investment Adviser's investment approach results in above-average portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security of better value can enhance principal or increase income. A security may also be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Investment Adviser anticipates that the Fund's annual portfolio turnover rate may be up to 200%, which is substantially greater than that of many other investment companies. A high rate of portfolio turnover (100% or more) will result in the Fund paying greater brokerage commissions on equity securities (other than those effected with dealers on a principal basis) than would otherwise be the case, which will be borne directly by the Fund and ultimately by the investors of the Portfolio. High portfolio turnover should not result in the Fund paying greater brokerage commissions on debt securities, as most transactions in debt securities are effected with dealers on a principal basis. However, debt securities, as well as equity securities traded on a principal basis, are subject to mark-ups by the dealers. High portfolio turnover may also result in the realization of substantial net capital gains, and any distributions derived from such gains may be ordinary income for federal tax purposes.

--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT

ORGANIZATION. The Portfolio is a series of Nicholas-Applegate Mutual Funds, a Delaware business trust. The Board of Trustees of the Trust, in addition to reviewing the actions of the Trust's administrators and Distributor, as set forth below, decides upon matters of general policy with respect to the Portfolio. See "General Information." The trustees and officers of the Trust and of the Master Trust are described in "Trustees and Principal Officers" in the Statement of Additional Information. None of the disinterested trustees of the Trust are the same individuals as the disinterested trustees of the Master Trust.

INVESTMENT ADVISER. The Trust has not retained the services of an investment adviser for the Portfolio, as the Portfolio seeks to achieve its investment objective by investing all of its assets in the Fund. Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as the Investment Adviser to the Fund. The Investment Adviser currently manages a total of approximately $31 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and thirteen other partners manage a staff of approximately 350 employees.

As compensation for the services it provides, the Investment Adviser receives a monthly fee at the annual rate of 1.00% on the first $500 million of the Fund's net assets, 0.90% on the next $500 million of net assets, and 0.85% on net assets in excess of $1 billion.

The Fund is managed under the general supervision of Mr. Nicholas, who has been the Chief Investment Officer of the Investment Adviser since its organization. In addition, John D. Wylie, as Chief Investment Officer-Investor Services Group, is also responsible for general oversight of the Fund's portfolio. The global management team headed by Lawrence S. Speidell and Catherine Somhegyi is primarily responsible for the Investment Adviser's day-to-day management of the Fund's portfolio. Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management. Ms. Somhegyi has managed institutional investments for the Investment Adviser for more than the last five years.

ADMINISTRATORS. Investment Company Administration Corporation is the administrator of the Portfolio and of the Master Trust. Pursuant to an Administration Agreement with both the

Master Trust and the Trust, and subject to the supervision of the Board of Trustees, ICAC Administrator provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate both the Portfolio and the Fund. ICAC is entitled to receive an annual fee of between $5,000 and $35,000 for each of the groups of portfolios of the Trust investing in the various series of the Master Trust; the fee is allocated among various series of the Trust, including the Portfolio, in accordance with relative net asset values. ICAC is compensated separately for the services rendered to the Fund at an annual rate of approximately .02% of the average daily net assets of the Fund.

The Investment Adviser also provides administrative personnel and services to the Trust pursuant to an Administrative Services Agreement with the Trust, and is reimbursed for the cost of such services at the annual rate of up to 0.10% of the average daily assets of the various series of the Trust, including the portfolio.

EXPENSE LIMITATION. To limit the expenses of the Portfolio, the Investment Adviser has agreed to defer its fees, and to absorb the other operating expenses of the Portfolio, to ensure that the expenses of the Portfolio (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses, but including the Portfolio's proportionate share of the Fund's similar operating expenses) do not exceed 1.65% of the Portfolio's average net assets on an annual basis through March 31, 1998. The Portfolio will reimburse the Investment Adviser for fees deferred or other expenses paid by the Investment Adviser pursuant to this agreement in later years in which operating expenses for the Portfolio are less than the applicable percentage limitation set forth above for any such year. No interest, carrying or finance charge will be paid by the Portfolio with respect to any amounts representing fees deferred or other expenses paid by the Investment Adviser. In addition, neither the Portfolio nor the Fund will be required to repay any unreimbursed amounts to the Investment Adviser upon termination or non-renewal of its Investment Advisory Agreement with the Master Trust.

DISTRIBUTOR. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, a California limited partnership, serves as the Distributor of shares of each Portfolio. The general partner of the Distributor is Nicholas-Applegate Capital Management Holdings, L.P. and its limited partner is the Investment Adviser.

The Trust has adopted a Shareholder Service Plan under which the Portfolio reimburses the Distributor for shareholder expenses actually incurred with respect to shares of the Portfolio. Under the Shareholder Service Plan, which is a "reimbursement" plan, the Portfolio pays the Distributor an annual fee of up to 0.25% of the Portfolio's average daily net assets as reimbursement for certain expenses actually incurred in connection with shareholder services provided by the Distributor and payments to plan administrators and others for the provision of such services. Support services with respect to the beneficial owners of the Portfolio's shares include establishing and maintaining accounts and records relating to clients of plan administrators and others who invest in the Portfolio's shares, preparing tax reports, assisting clients in processing exchange and redemption requests and account designations, and responding to client inquiries concerning their investments. If in any month the Distributor is due more monies for shareholder services than are immediately payable because of the expense limitations under the Shareholder Service Plan, the unpaid amount is carried forward from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year during which the amounts were incurred, and no interest, carrying or other finance charge is borne by the Portfolio with respect to any amount carried forward.

The Distributor, at its expense, may from time to time pay additional cash bonuses or other incentives to selected participating brokers or financial institutions in connection with the sale, administration and servicing of the Portfolio. In some cases, these bonuses or incentives may be offered only to certain brokers or financial institutions which have sold or may sell significant amounts of shares of the Portfolio or other series of the Trust. The Distributor currently expects that any such additional bonuses or incentives will not exceed 0.50%. Dealers may obtain further information by calling (800) 551-8045.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as Custodian for the Portfolio and the Fund. PFPC Inc., an affiliate of the Custodian, provides accounting services to the Portfolio and the Fund. State Street Bank and Trust Company, Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 5th Floor, North Quincy, Massachusetts 02171, is the Transfer Agent and the Dividend Disbursing Agent for the Portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE. The Investment Adviser is responsible for the Fund's portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund. Subject to obtaining the best price and execution, the Investment Adviser may effect transactions through brokers who sell shares of the Portfolio or provide research services to the Investment Adviser, which may result in the payment of higher commissions than those charged by other brokers. However, the selection of such brokers will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires the Investment Adviser to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES. Shares of the Portfolio are offered to (i) qualified retirement plans (including employer, association and other group retirement plans), employee benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolio, (iii) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolio, and (iv) certain other persons determined from time to time by the Distributor.

Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting all orders for the purchase, redemption and exchange of Portfolio shares. The availability of an investment by a plan participant in the Portfolio, and the procedures for investing, depend upon the provisions of the qualified retirement plan and whether the plan sponsor or administrator has contracted with the Trust or the Transfer Agent for special processing services, including subaccounting. Other institutional investors and eligible purchasers must arrange for services through the Transfer Agent or Distributor by calling (800) 551-8042.

Shares of the Portfolio may be purchased at net asset value without a sales charge. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000.

The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans, and may be waived from time to time by the Distributor for other investors (but not below $12,000). Shares of the Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Portfolio. Shares will be purchased for a participant of a qualified retirement plan only upon receipt by the plan's recordkeeper of the participant's funds accompanied by the information necessary to determine the proper share allocation for the participant.

An account may be opened by completing and signing an account application and sending it to the address indicated on the application. Account applications can be obtained from the Distributor or Transfer Agent. Individual participants of qualified retirement plans can obtain an account application from their plan sponsor or administrator. Plan sponsors and administrators will be responsible for forwarding to the Transfer Agent all relevant information and account applications for plan participants.

The Distributor also offers shares of the Trust's Institutional Portfolio series to qualified retirement programs with total plan assets in excess of $50 million and certain other taxable and tax-exempt investors. The Institutional Portfolios have no shareholder service plan, and investors must make separate arrangements with administrators or others for services provided pursuant to such plans. Information about the Trust's Institutional Portfolio series can be obtained by calling (800) 551-8643.

Purchases of shares of the Portfolio can be made by check or by wiring federal funds to the Transfer Agent. Checks should be in U.S. dollars and made payable to Nicholas-Applegate Mutual Funds or, in the case of a retirement account, the custodian or trustee. Third party checks will normally not be accepted. Checks should be sent to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8326, Boston, Massachusetts 02266-8326, Attention: Mutual Funds Division, Nicholas-Applegate. Please specify the name of the Portfolio, the account number assigned by the Transfer Agent, and your name. See "Purchase by Wire" below for wiring instructions.

PURCHASE BY WIRE. Purchase of shares of the Portfolio can be made by wiring federal funds to the Transfer Agent. Before wiring federal funds, you must first telephone the Transfer Agent at (800) 551-8043 (toll-free) between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Portfolio's Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ABA No. 011000028, DDA No. 9904-645-0
Attention: Mutual Funds Division, Nicholas-Applegate, specifying on the wire the name of the Portfolio, the account number assigned by the Transfer Agent and your name. If you arrange for receipt by the Transfer Agent of federal funds prior to close of trading (currently 4:00 P.M., Eastern time) of the New York Stock Exchange on a day when the Exchange is open for normal trading, you may purchase shares of the Portfolio as of that day. Your bank is likely to charge you a fee for wire transfers.

Subsequent purchases by wire may be made at any time by calling the Transfer Agent and wiring federal funds as outlined above.

Individual participants of qualified retirement plans should purchase Portfolio shares through their plan sponsor or administrator who is responsible for forwarding payment to the Transfer Agent.

SHARE PRICE. Shares are purchased at the next offering price after the order is received in proper form by the Transfer Agent or a sub-transfer agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. For purchases by a qualified retirement plan, an order in proper form is defined as receipt of funds and the information necessary to determine the proper share allocation for each participant. The price per share is its net asset value, which is determined as of the close of trading of the New York Stock Exchange on each day the Exchange is open for normal trading. Orders received before 4:00 P.M. (Eastern time) on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day. To determine the Portfolio's net asset value per share, the current value of the Portfolio's total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent.

Investors may be charged a fee if they affect transactions through a broker or agent.

RETIREMENT PLANS. You may invest in the Portfolio through various retirement plans including IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans (including 401(k) plans). For further information about any of the plans, agreements, applications and annual fees, contact the Distributor or your dealer. To determine which retirement plan is appropriate for you, please consult your tax adviser.

OTHER PORTFOLIOS. Currently, the Trust has nine Qualified Portfolios. Eight domestic and global Qualified Portfolios are offered pursuant to separate prospectuses which can be obtained by calling (800) 973-8473. The Distributor also offers shares of other portfolios of the Trust which invest in the same Funds of the Master Trust as the Qualified Portfolios. These other portfolios have different sales charges and other expenses than the Qualified Portfolios, which may affect their performance. Information about these other portfolios can be obtained from your dealer or by calling (800) 551-8643.

OTHER PURCHASE INFORMATION. Purchases of Portfolio shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued. The Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

--------------------------------------------------------------------------------
INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN. Investors may make regular monthly or quarterly investments in the Portfolio through automatic withdrawals of specified amounts from their bank account once an automatic investment plan is established. Individual participants of qualified retirement plans may make regular investments in the Portfolio through payroll deductions in accordance with procedures adopted by the plan sponsor or administrator. Further details about this service and an application form are available from the Distributor or from your plan sponsor or administrator.

AUTOMATIC REINVESTMENT. Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You may elect to have dividends and capital gain distributions paid in cash.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gain distributions paid by the Portfolio into shares of any other Qualified Portfolio series of the Trust, subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged into shares of any other available Qualified Portfolio or Series A Portfolio of the Trust by writing to the Transfer Agent, State Street Bank and Trust Company, Attention:
Mutual Funds Division, Nicholas-Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Please specify the name of the applicable series, the number of shares or dollar amount to be exchanged and your name and account number. Shares may also be exchanged by telephoning the Transfer Agent at (800) 551-8043 or by sending the Transfer Agent a facsimile at (617) 774-2651, between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading (see "Telephone Privilege" below).

The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly, the Trust reserves the right to limit the number of exchanges an investor or participant may make in any year, to avoid excessive Portfolio expenses.

Individual participants of qualified retirement plans may exchange shares (depending upon the provisions of the plan) by written or telephone request through the plan sponsor or administrator. Such participants may exchange shares only for shares of other Institutional Portfolios that are included in their plans. In addition, the exchange privilege may not be available to investors who are eligible to purchase shares of the Portfolio as a result of agreements between the Distributor and certain broker-dealers, financial planners and similar institutions.

Before effecting an exchange, investors should obtain the currently effective prospectus of the series into which the exchange is to be made. All exchanges will be made on the basis of the relative net asset values of the two series next determined after a completed request is received. Exchange purchases are subject to the minimum investment requirements of the series being purchased. An exchange will be treated as a redemption and purchase for tax purposes.

TELEPHONE PRIVILEGE. Investors may exchange or redeem shares by telephone if they have elected the telephone privilege on their account application. Participants in qualified retirement plans may make telephone requests only through their plan sponsor or administrator and only if such service is offered under the plan. Investors should realize that by electing the telephone privilege, they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. Furthermore, in periods of severe market or economic conditions, telephone exchanges or redemptions may be difficult to implement, in which case investors should mail or send by overnight delivery a written exchange or redemption request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent, Attention:
Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171. Requests for telephone exchanges or redemptions received before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.

The Trust will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Trust include requiring personal identification by account number and social security number, tape recording of telephone instructions, and providing written confirmation of transactions. The Trust reserves the right to refuse a telephone exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Investors will be promptly notified of any refused request for a telephone exchange. Neither the Portfolio nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be an investor with respect to the telephone exchange privilege.

AUTOMATIC WITHDRAWAL PLAN. An automatic withdrawal plan may be established by an investor or by a qualified retirement plan sponsor or administrator for its participants subject to the requirements of the plan and applicable federal law. Individual participants of qualified retirement plans must establish automatic withdrawal plans with the plan sponsor or administrator rather than the Trust. Automatic withdrawals of $250 or more may be made on a monthly, quarterly, semi-annual or annual basis if you have an account of at least $15,000 when the automatic withdrawal plan begins. Withdrawal proceeds will normally be received prior to the end of the period designated. All income dividends and capital gain distributions on shares under the Automatic Withdrawal Plan must be reinvested in additional shares of the Portfolio. For the protection of investors and the Trust, wiring instructions must be on file prior to executing any request for the wire transfer of automatic withdrawal proceeds.

ACCOUNT STATEMENTS. An account is opened in accordance with applicable registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent (for qualified retirement plans, such statements will be provided by the plan sponsor or administrator).

REPORTS TO INVESTORS. The Portfolio will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Portfolios may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Portfolio upon request.

INVESTOR INQUIRIES. Investor inquiries should be addressed to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by telephone, at (800) 551-8643 (toll free). Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.

The services referred to above are available only in states where the Portfolio to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice. Investors seeking to add to, change or cancel their selection of available services should contact the Transfer Agent of the address and telephone number provided above.

--------------------------------------------------------------------------------
REDEEMING SHARES

HOW TO REDEEM SHARES. Shares of the Portfolio may be redeemed by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Mutual Funds Division, Nicholas-

Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Redemptions by participants in qualified retirement plans must be made in writing to the plan sponsor or administrator rather than the Trust. Please specify the name of the Portfolio, the number of shares or dollar amount to be sold and your name and account number. The price received for the shares redeemed is at the next determined net asset value for the Portfolio shares after the redemption request is received by the Transfer Agent or a sub-transfer agent. No charge will be imposed by the Trust or the Transfer Agent for redemptions.

The signature(s) on a redemption request must be exactly as name(s) appear on the Portfolio's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable Federal law.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request may be required to be guaranteed by an "eligible guarantor," which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange.

REDEMPTIONS BY TELEPHONE. If an election is made on the account application (or subsequently in writing), redemptions of shares may be requested by contacting the Transfer Agent by telephone at (800) 551-8043 or by facsimile at (617) 774-2651 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading. Investors should state the name of the Portfolio, the number of shares or dollar amount to be sold and their name and account number. Participants of qualified retirement plans may make telephonic or facsimile redemption requests through their plan sponsor or administrator, provided that such service is offered under the plan and satisfactory arrangements have been made with the Transfer Agent. Redemption requests received by the Transfer Agent before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading and be processed that day. Otherwise, processing will occur on the next business day. See "Investor Services-Telephone Privilege" above.

REDEMPTION PAYMENTS. Payment for shares presented for redemption will ordinarily be wired to your bank one business day after redemption is requested, but may take up to three business days after receipt by the Transfer Agent of a written or telephonic redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 15 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

INVOLUNTARY REDEMPTION. In order to reduce expenses of the Portfolio, the Trust may redeem all of the shares of any investor whose account has a net asset value of less than $10,000 due to redemptions other than a shareholder who is a participant in a qualified retirement plan. The Trust will give such investors 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify the Portfolio as a regulated investment company under the Internal Revenue Code. Accordingly, the Portfolio will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its investors. All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the investors whether or not reinvested. Any net long-term capital gains distributed to investors will be taxable as such to the investors, whether or not reinvested and regardless of the length of time an investor has owned his shares.

The Portfolio declares and pays annual dividends of net investment income and makes distributions at least annually of its net capital gains, if any. In determining amounts of capital gains to be distributed by the Portfolio, any capital loss carryovers from prior years will be offset against its capital gains. Under U.S. Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gains and redemption proceeds on the accounts of those investors who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8, in the case of certain foreign investors) with the required certifications regarding the investor's status under the federal income tax law or who are subject to backup withholding for failure to include payments of interest or dividends on their returns. Notwithstanding the foregoing, dividends of net income and short-term capital gains to a foreign investor will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

The Trust may elect to "pass through" to the Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The Trust will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax return.

The Fund is not required to pay federal income taxes on its net investment income and capital gains, as it is treated as a partnership for tax purposes. Any interest, dividends and gains or losses of the Fund will be deemed to have been "passed through" to the Portfolio and other investors in the Fund, regardless of whether such interest, dividends or gains have been distributed by the Fund or losses have been realized by the Portfolio and such other investors.

Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
GENERAL INFORMATION

PERFORMANCE INFORMATION. From time to time the Trust may advertise the Portfolio's total return. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Portfolio would have increased (or decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Trust to investors of the Portfolio were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes which may be payable by the investor. The Trust also may include comparative performance information in advertising or marketing Portfolio shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.

DESCRIPTION OF SHARES. The Portfolio is a series of Nicholas-Applegate Mutual Funds, a diversified, open-end management investment company. The Trust was organized in December 1992 as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares of the Portfolio. Shares of the Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Portfolio are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Pursuant to the Trust's Declaration of Trust, the Board of Trustees of the Trust may authorize the creation of additional series, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Investors of the Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote by series except as otherwise required by law or when the Board of Trustees of the Trust determines that a matter to be voted upon affects only the interests of investors of a particular series. Shares of the Trust do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of its investors unless otherwise required by law. The Trust will not be required to hold meetings of investors unless the election of Trustees or any other matter is required to be acted on by investors under the Investment Company Act. Investors have certain rights, including the right to call a meeting upon the request of 10% of the outstanding shares of the Trust, for the purpose of voting on the removal of one or more Trustees.

MASTER TRUST. The Fund is a series of Nicholas-Applegate Investment Trust, a diversified, open-end management investment company organized as a Delaware business trust in December 1992. The trustees and officers of the Master Trust are described in the Statement of Additional Information. Whenever the Portfolio is requested to vote on matters pertaining to the Fund or the Master Trust in its capacity as a shareholder of the Fund, the Trust will hold a meeting of its investors and will cast its vote as instructed by such investors or, in the case of a matter pertaining exclusively to the Fund, as instructed particularly by investors of the Portfolio and other series of the Trust which invest in the Fund. The Trust will vote shares for which it has received no voting instructions in the same proportion as the shares for which it does receive voting instructions.

ADDITIONAL INFORMATION. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Master Trust has also filed a Registration Statement with the Commission. Copies of the Trust's and Master Trust's Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

APPENDIX

--------------------------------------------------------------------------------
INVESTMENT POLICIES, STRATEGIES AND RISKS

The investment policies and strategies of the Portfolio (as implemented through its investment in the Fund) encompass the following securities, techniques and risk considerations.

EQUITY SECURITIES. The Fund will invest primarily in equity securities, including common and preferred stocks, convertible securities and warrants. Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings and also generally has a preference over common stock in the event of liquidation of the issuer. See "Convertible Securities and Warrants" for a description of convertible securities and warrants. The Fund may invest in equity securities of growth companies, cyclical companies, companies with small market capitalizations or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions.

SHORT-TERM INVESTMENTS. The Fund may retain cash (U.S. dollars, foreign currencies, or multinational currency units) and make short-term investments to maintain liquidity for redemptions or during periods when, in the opinion of the Investment Adviser, attractive investments are temporarily unavailable. Under normal circumstances, no more than 10% of the Fund's total assets will be retained in cash and short-term investments. However, the Fund may retain cash and make short-term investments without restriction for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline. Short-term investments in which the Fund may invest include U.S. Treasury bills or other U.S. Government or Government agency or instrumentality obligations; certificates of deposit; bankers' acceptances; time deposits; high quality commercial paper and other short-term high grade corporate obligations; shares of money market mutual funds; or repurchase agreements with respect to such securities. These instruments are described below. The Fund will only invest in short-term investments which, in the opinion of the Investment Adviser, present minimal credit and interest rate risk.

GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which the Fund may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when the Investment Adviser is satisfied that the credit risk with respect to the issuer is minimal.

The Fund may invest in sovereign debt securities of foreign governments and their agencies and instrumentalities. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, and domestic savings and loan associations, all of which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million, or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER. The Fund may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P, or, if rated by only one NRSRO, in such NRSRO's two highest grades, or, if not rated, is issued by an entity which the Investment Adviser, acting pursuant to guidelines established by the Master Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

VARIABLE RATE DEMAND NOTES. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty. The interest rates on these notes are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser will monitor the creditworthiness of the issuers of such obligations and their earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Investment by the Fund in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice will be subject to the Fund's limit on illiquid securities of 15% of net assets if there is no secondary market available for these obligations.

CORPORATE DEBT SECURITIES. The non-convertible corporate debt securities in which the Fund may invest include obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter-term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. The corporate debt securities purchased by the Fund are of investment grade. For short-term purposes, the Fund may also invest in corporate obligations issued by domestic and foreign issuers which mature in one year or less and which are rated "Aa" or higher by Moody's, "AA" or higher by S&P, rated in the two highest rating categories by any other NRSRO, or which are unrated but determined by the Investment Adviser to be of minimal credit risk and comparable quality.

CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to common stock. Convertible debt securities purchased by the Fund, which are acquired in whole or substantial part for their equity characteristics, are not subject to rating requirements.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Like debt securities, the market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its and the Portfolio's net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.

If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants.

SYNTHETIC CONVERTIBLE SECURITIES. The Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant, which enables the Fund to have a convertible-like position with respect to a company group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated investment grade by Moody's or S&P, or an equivalent rating by any other NRSRO, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities. See "Illiquid Securities" below.

EURODOLLAR CONVERTIBLE SECURITIES. The Fund may invest in Eurodollar convertible securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

COUNTRY FUNDS. Closed-end and open-end country funds in which the Fund may invest are registered closed-end and open-end investment companies which hold portfolio securities of issuers operated or located in a single country or geographical region. The extent to which the Fund may invest in closed-end and open-end country funds is limited by the Investment Company Act. Accordingly, as a fundamental policy, the Fund will not own more than 3% of the outstanding voting stock of any closed-end or open-end investment company, will not invest more than 10% of its total assets in securities issued by closed-end and open-end investment companies nor, together with other investment companies managed by the

Investment Adviser, will own more than 10% of any closed-end or open-end investment company. Assets of the Fund invested in closed-end and open-end country funds are subject to advisory and other fees imposed by the closed-end and open-end country funds, as well as to fees imposed by the Fund.

DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which, in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.

FOREIGN INVESTMENT CONSIDERATIONS. There are special risks associated with investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Fund will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. See "Investment Objectives, Policies and Risks--Foreign Investments" in the Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS INVESTMENTS. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within these countries, involves greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

OVER-THE-COUNTER SECURITIES. Securities owned by the Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Fund of portfolio securities to meet redemptions by investors or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. The Fund will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Fund may sell the securities before the settlement date.

To the extent the Fund engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund will segregate liquid assets such as cash, U.S. Government securities and other liquid high quality debt or equity securities in an amount sufficient to meet their payment obligations with respect to these transactions. The Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

SHORT SALES. The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at an above average rate, also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risks considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, and that of the Portfolio, will tend to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. The value of securities of any issuer in which a Fund maintains a short position which is "not against the box" may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of such class of the issuer.

If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements. In addition, as a matter of policy, the Master Trust's Board of Trustees has determined that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

The Fund's ability to enter into short sales transactions is limited by the requirements of the Internal Revenue Code with respect to the Portfolio's qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

FOREIGN EXCHANGE CONTRACTS. Since the Fund will invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of its portfolio securities and the unrealized appreciation or depreciation of its investments. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Fund may enter into derivative positions such as foreign exchange forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund may purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, the Fund might sell a particular currency on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

OPTIONS. The Fund may purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices, for hedging purposes, subject to the following restrictions: the aggregate premiums on call options purchased by the Fund may not exceed 5% of the market value of net assets of the Fund as of the date the call options are purchased, and the aggregate premiums on put options may not exceed 5% of the market value of the net assets of the Fund as of the date such options are purchased. In addition the Fund will not purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index (such as a stock index) gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier.

Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Additionally, the Fund may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Fund's restriction on investment in illiquid securities, as described below. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

The Fund may also write listed covered options on up to 25% of the value of its respective net assets. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund. A call option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of securities currently held by the Fund. A put option is covered if the Fund maintains liquid assets such as cash, U.S. Government securities, or other liquid high quality debt or equity securities equal to the exercise price in a segregated amount with its Custodian. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option written by the Fund may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain; if it is less, the Fund will realize a loss.

FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

The Fund may also purchase and sell financial and currency futures contracts as a hedge against changes in interest rates and foreign currency fluctuations, and may purchase and sell related options on futures contracts. A financial or currency futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of financial instrument or currency called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of a contract call for actual delivery or acceptance of the financial instrument or currency, the contracts will be closed out before the delivery date without delivery or acceptance taking place. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out before exercise or expiration by an offsetting purchase or sale of a futures option of the same series.

Financial, currency and stock index futures contracts are derivatives instruments traded on United States commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund may not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. See "Investment Objectives, Policies and Risks--Futures Contracts and Related Options" in the Statement of Additional Information.

SPECIAL HEDGING CONSIDERATIONS. Special risks are associated with the use of options and futures contracts as hedging techniques. There can be no guaranty of a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. A lack of correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the Fund's return might have been better had hedging not been attempted. In addition, a decision as to whether, when and how to use futures involves the exercise of skill and judgment which are different from those needed to select portfolio securities, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior, currency fluctuations or interest rate trends. If the Investment Adviser is incorrect in its forecasts regarding market values, currency fluctuations, interest rate trends or other relevant factors, the Fund may be in a worse position than if the Fund had not engaged in options or futures transactions. The potential loss incurred by the Fund in writing options and engaging in futures transactions is unlimited. The Investment Adviser is experienced in the use of options and futures contracts as an investment technique.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option position or futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. See "Investment Objectives, Policies and Risks-- Options and Securities and Securities Indices" and "--Futures Contracts and Related Options" in the Statement of Additional Information.

The Fund's ability to enter into options and futures contracts is limited by the requirements of the Internal Revenue Code with respect to the Portfolio's qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.

REPURCHASE AGREEMENTS. The Fund may on occasion enter into repurchase agreements, in which the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, the Investment Adviser may determine, pursuant to guidelines established by the Board of Trustees of the Master Trust, that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale, based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in securities with legal or contractual restrictions under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that the qualified institutional buyers become uninterested in purchasing such securities.

SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Master Trust's Board of Trustees has adopted an operating policy that limits the amount of loans made by the Fund to not more than 30% of the value of the total assets of the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Fund will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

BORROWING. The Fund may borrow money from banks in amounts up to 20% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. Purchases of portfolio securities while borrowings are outstanding create leverage and involve special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. All borrowings by the Fund will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law. Short sales "not against the box" are considered borrowings for purposes of the percentage limitations applicable to borrowings.

             NICHOLAS--APPLEGATE-Registered Trademark- MUTUAL FUNDS

               -------------------------------------------------
                         SERIES A, B & C INTERNATIONAL
--------------------------------------------------------------------------------
                             CORE GROWTH PORTFOLIOS

                                   PROSPECTUS

Nicholas-Applegate Mutual Funds is an open-end management investment company consisting of a number of diversified investment portfolios, including the Series A, Series B and Series C International Core Growth Portfolios ("Portfolios") offered hereby. The Portfolios seek to maximize long-term capital appreciation. They invest in the Nicholas-Applegate International Core Growth Fund, which in turn invests primarily in equity securities of international companies. The Fund emphasizes investment in foreign issuers with larger market capitalizations (above $1 billion) which its Investment Adviser believes have above-average growth potential. The Series A, B and C Portfolios have identical investment objectives and policies. However, the Series A Portfolio is sold subject to an initial sales charge and lower operating expenses, and the Series B and C Portfolios are sold subject to a contingent deferred sales charge and higher operating expenses.

--------------------------------------------------------------------------------

   EACH PORTFOLIO, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN A CORRESPONDING SERIES ("FUND") OF NICHOLAS-APPLEGATE INVESTMENT TRUST, WHICH HAS THE SAME OBJECTIVE AS THE PORTFOLIO. THE FUND IN TURN INVESTS ITS ASSETS, INCLUDING THOSE OF THE PORTFOLIOS, IN PORTFOLIO SECURITIES. ACCORDINGLY, THE INVESTMENT EXPERIENCE OF EACH PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS-SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE" FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE STRUCTURE. THERE CAN BE NO ASSURANCE THAT EITHER PORTFOLIO OR THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

--------------------------------------------------------------------------------

   SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   This Prospectus presents information you should know before investing in either of the Portfolios. It should be retained for future reference. A Statement of Additional Information for the Portfolios dated January 24, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement may be obtained, without charge, by writing to the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101, or by calling (800) 551-8045. Inquiries regarding the Portfolios can also be made by calling (800) 551-8043.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE

SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JANUARY 24, 1997

             NICHOLAS--APPLEGATE-Registered Trademark- MUTUAL FUNDS

               -------------------------------------------------
                         SERIES A, B & C INTERNATIONAL
--------------------------------------------------------------------------------
                             CORE GROWTH PORTFOLIOS

TABLE OF CONTENTS

Summary of Expenses.........................................       3
Prospectus Summary..........................................       5
Investment Objectives, Policies and Risk
  Considerations............................................       8
Organization and Management.................................      12
Purchasing Shares...........................................      15
Alternative Purchase Arrangements...........................      17
Shareholder Services........................................      22
Redeeming Shares............................................      24
Dividends, Distributions and Taxes..........................      27
General Information.........................................      28
Appendix:
  Investment Policies, Strategies
    and Risks...............................................      30

----------------------------------------
NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE PORTFOLIOS OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
SUMMARY OF EXPENSES

This table is designed to help you understand the costs of investing in each of the Portfolios. These are based on the expected expenses of each Portfolio for its first year of operations, and because each Portfolio invests all of its assets in the Fund, each Portfolio's estimated expenses include its proportionate share of the operating expenses of the Fund. Actual expenses may be more or less than those shown.

                                                                               INTERNATIONAL
                                                                                CORE GROWTH
                                                                     Portfolio   Portfolio   Portfolio
                                                                         A           B           C
-------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES:
Maximum sales charge on purchases (as a percentage of offering
  price)(1)                                                              5.25%      None        None
Sales charge on reinvested dividends                                    None        None        None
Deferred sales charge (as a percentage of original purchase price
  or redemption proceeds, whichever is lower)(2)                        None         5.00%       1.00%
Redemption fee(3)                                                       None        None        None
Exchange fee                                                            None        None        None
-------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET
ASSETS:
  (after expense deferral)(4)
Management fees                                                          1.00%       1.00%       1.00%
12b-1 expenses(5)                                                        0.25%       0.75%       0.75%
All other expenses (after expense deferral)(4)
Shareholder service expenses                                             0.10%       0.25%       0.25%
Other expenses                                                           0.60%       0.60%       0.60%
Total other expenses                                                     0.70%       0.85%       0.85%
Total operating expenses (after expense deferral)(4)                     1.95%       2.60%       2.60%

The Board of Trustees of the Trust believes that the aggregate per share expenses of each Portfolio are no greater than the expenses that the Portfolio would incur if it retained the services of an investment adviser and the assets of the Portfolio were invested directly in the types of securities held by the Fund. For a detailed description of the expenses of the Portfolios and the Funds in which they invest, see "Organization and Management."
---------------------------
(1) Sales charges are reduced for purchases of $50,000 or more of shares of the Series A Portfolio. The Trust may sell shares of the Series A
    Portfolio to certain persons at net asset value. There is no initial sales charge on purchases of shares of the Series B or C Portfolios. The National Association of Securities Dealers, Inc. limits total annual sales charges (including 12b-1 expenses) to all purchasers of shares of a Portfolio to 6.25% of new sales plus an interest factor. However, long-term shareholders may pay more than the economic equivalent of such maximum sales charges. See "Alternative Purchase Arrangements."

(2) Although purchases of $1 million or more of shares of the Series A Portfolio are not subject to an initial sales charge, a contingent deferred sales charge of 1.00% applies on certain redemptions made less than one year following such purchases. A contingent deferred sales charge applies on certain redemptions of shares of the Series B Portfolio, ranging from 5.00% of redemptions made within 12 months of purchase to zero for redemptions made more than six years after purchase. A contingent deferred sales charge of 1.00% also applies on certain redemptions of shares of a Series C Portfolio made less than 12 months following their purchase, but without regard to the size of the purchase. See "Redeeming Shares."

(3) A $10 charge will be imposed on redemptions requested to be paid by wire transfer. See "Redeeming Shares-Redemption Payments."

(4) The Investment Adviser of Nicholas-Applegate Investment Trust has agreed to defer its management fees payable by the Fund, and to absorb other operating expenses payable by the Fund and the Portfolios, to ensure that the expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for each Portfolio will not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1998:
    International Core Growth

    Portfolio A, B and C-1.95%, 2.60% and 2.6%. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has fully recouped fees deferred or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before recoupment) are less than the applicable percentage limitation set forth above. Accordingly, until all such deferred fees or expenses have been recouped by the Investment Adviser, the Portfolios' expenses will be higher, and their yields will be lower, than would otherwise be the case. See "Organization and Management-Expense Limitation." Actual operating expenses for the Series A, B and C Portfolios for their first year of operations are estimated to be the following respective percentages of such Portfolios' average net assets: International Core Growth Portfolios A, B and C-10.06%, 16.15% and 16.15%. The various operating expenses of the Portfolios are further described under "Organization and Management."

(5) After a substantial period, these expenses with respect to the Series B and C Portfolios may total more than the maximum sales expenses that would have been permissible if imposed entirely as an initial sales charge. See "Organization and Management-Distributor."

EXAMPLE OF PORTFOLIO EXPENSES. The following table illustrates the expenses that a shareholder would pay on a hypothetical $1,000 investment in each of the Portfolios over various time periods, assuming a 5% annual return. The Portfolios charge no redemption fees. However, a contingent deferred sales charge of 1.00% applies on redemptions of shares of the Series A Portfolio made less than one year after a $1 million purchase of such shares, and a contingent deferred sales charge applies on redemptions of shares of the Series B Portfolio (ranging from 5.00% of redemptions made within 12 months of purchase to zero for redemptions made more than six years after purchase), and a contingent deferred sales charge of 1.00% applies on redemption of shares of a Series C Portfolio made less than one year after any purchase of such shares.

                                                1 Year   3 Years
----------------------------------------------------------------
INTERNATIONAL CORE GROWTH
Portfolio A(1)                                   $71      $111
Portfolio B:(2)
  Assuming redemption at end of time period      $78      $113
  Assuming no redemption                         $26      $ 81
Portfolio C:(2)
  Assuming redemption at end of time period      $37      $ 81
  Assuming no redemption                         $26      $ 81
----------------------------------------------------------------

(1)Assumes redemption at the end of the time period, and deduction at the time of purchase of the maximum applicable initial sales charge. The contingent deferred sales charge on the Series A Portfolio is not applicable to the hypothetical investment of $1,000; it only applies on redemptions of $1 million purchases.

(2)Assumes deduction at the time of redemption of a contingent deferred sales charge, if applicable and no exchange of Portfolio B shares for Portfolio A shares seven or more years after purchase.

This Example assumes that all dividends and other distribution are reinvested and that the percentage amounts listed under "Annual Portfolio Operating Expenses" in the fee table on page 3 remain the same in the years shown.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OF FUTURE EXPENSES, AND A PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The hypothetical 5% annual return is used for illustrative purposes only and should not be interpreted as an estimate of a Portfolio's annual return, as there can be no guarantee of a Portfolio's future performance.

--------------------------------------------------------------------------------
PROSPECTUS SUMMARY

Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company comprised of a number of diversified investment portfolios, including the Series A, Series B and Series C International Core Growth Portfolios ("Portfolios") offered hereby. The Series A, B and C Portfolios have identical investment objectives and policies. However, the Series A Portfolios are sold subject to a front end sales charge and the Series B and C Portfolios are sold subject to a contingent deferred sales charge.

INVESTMENT OBJECTIVES. The investment objectives of the Portfolios are described on the front cover of this Prospectus. There can be no assurance that any Portfolio will achieve its investment objective. See "Investment Objectives, Policies and Risk Considerations" and "Appendix: Investment Policies, Strategies and Risks."

MASTER/FEEDER STRUCTURE. The Portfolios seek to achieve their respective investment objectives by investing all of their assets in the International Core Growth Fund ("Fund") of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company. The Fund has the same investment objectives as the Portfolios. The Fund in turn holds investment securities. Although the "master/feeder" structure employed by the Portfolios to achieve their investment objectives could provide certain efficiencies and economies of scale, it could also have potential adverse effects such as those resulting from large-scale redemptions by other investors of their interests in the Fund, or from the failure by shareholders of a Portfolio to approve a change in investment objectives and policies that has been approved by the shareholders of the Fund. There may also be other investment companies through which you can invest in the Fund which may have higher or lower fees and expenses than those of the Portfolios. See "Investment Objectives, Policies and Risk Considerations-Special Considerations Regarding Master/Feeder Structure."

A Portfolio may cease investing in the Fund only if the Trust's Board of Trustees determines that this is in the best interests of the Portfolio and its shareholders, and only with the approval of the Portfolio's shareholders. In such event the Board of Trustees would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the Portfolio's investment policies. No assurance exists that satisfactory alternative arrangements would be available.

INVESTMENT RISKS AND CONSIDERATIONS. INVESTMENT RISKS AND OTHER CONSIDERATIONS RELEVANT TO THE SECURITIES IN WHICH THE PORTFOLIOS INVEST THROUGH THE FUND ARE DESCRIBED UNDER "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS" AND IN THE APPENDIX--INVESTMENT POLICIES, STRATEGIES AND RISKS. They include the following:

The value of the Portfolios' shares will fluctuate with the market value of the Fund's investments, so that the value of your shares when sold may be less than your original purchase price.

Investments by the Fund in securities of foreign companies and governments involve special risks in addition to the usual risks inherent in domestic investments, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Settlement of transactions in foreign markets may be delayed or less frequent than in the U.S., and foreign governments may withhold taxes from dividends and interest paid on securities held by the

Fund. There is also likely to be less publicly available information about certain foreign issuers than is available about U.S. companies, and foreign companies are not generally subject to uniform financial reporting standards comparable to those applicable to U.S. companies.

The Fund may invest without limitation in emerging market countries. These investments involve greater risks than other foreign investments, including less-developed economic and legal structures; less stable political systems; illiquid securities markets; possible expropriations, nationalization or confiscatory taxation; and possible foreign currency devaluations and fluctuations.

The investment approach of Nicholas-Applegate Capital Management (the "Investment Adviser") results in above-average portfolio turnover for the Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, and may also result in the realization and distribution to shareholders of net capital gains which are taxable to them as ordinary income for federal tax purposes.

For hedging purposes, the Fund may purchase or write put and call options on securities and securities indices, effect transactions in futures contracts and related options on stock indices, and enter into foreign exchange forward contracts, currency futures or related options. These are derivative instruments, whose value derives from the value of an underlying security, index or currency. Risks associated with the use of such instruments include the possibility that the Investment Adviser's forecasts of market values, currency rates of exchange and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out a position because of the lack of a liquid market. Investment in such derivative instruments may not be successful, and may reduce the returns and increase the volatility of the Fund. See "Appendix: Investment Policies, Strategies and Risks" in this Prospectus and "Investment Objectives, Policies and Risks" in the Statement of Additional Information."

THE FUND MAY ENGAGE IN SHORT SALES, WHICH THEORETICALLY INVOLVE UNLIMITED LOSS POTENTIAL AND MAY BE CONSIDERED A SPECULATIVE TECHNIQUE. See the description of the risks of short sales under "Short Sales" in "Appendix: Investment Policies, Strategies and Risks."

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may enter into repurchase agreements and lend its portfolio securities, which involve the risk of loss upon the default of the seller or borrower. The Fund may also borrow money from banks for temporary purposes which, among other risks, may require the Fund to sell portfolio securities to meet interest and principal payments at an unfavorable time. See "Illiquid Securities," "Repurchase Agreements," "Securities Lending" and "Borrowing" in "Appendix:
Investment Policies, Strategies and Risks."

INVESTMENT ADVISER. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in the Fund. Nicholas-Applegate Capital Management serves as investment adviser to the Fund. The Investment Adviser has been in the investment advisory business since 1984 and currently manages approximately $31 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser is compensated for its services to the Fund in the form of monthly fees at the annual rate of 1.00% of the first $500 million of the Fund's net assets, 0.90% of the next $500 million and 0.85% of net assets in excess of $1 billion. See "Organization and Management."

DISTRIBUTOR. Nicholas-Applegate Securities (the "Distributor"), an affiliate of the Investment Adviser, serves as distributor of shares of the Portfolios. Under a Distribution Plan, the Distributor receives compensation for providing distribution services for the Portfolios at the following annual rates: for the Series A Portfolio-0.25% of the Portfolio's net assets; for the Series B Portfolio-0.75% of the Portfolio's net assets; and for the Series C Portfolio-0.75% of the Portfolio's net assets. Under a Shareholder Service Plan, the Distributor is reimbursed for shareholder services it provides and for payments made to broker-dealers and others for related support and recordkeeping services at an annual rate of up to 0.10% of the Series A Portfolio's net assets, 0.25% of the Series B Portfolio's net assets, and 0.25% of the Series C Portfolio's net assets. See "Organization and Management." Under a Distribution Agreement, the Distributor will also retain a portion of the initial sales charge on purchases of shares of the Series A Portfolio and the contingent deferred sales load on redemptions of shares of the Portfolios. See "Organization and Management" and "Alternative Purchase Arrangements."

ADMINISTRATORS, TRANSFER AGENT AND CUSTODIAN. The Investment Adviser and Investment Company Administration Corporation ("ICAC") are the administrators for the Trust, with responsibility for managing the daily business operations of the Portfolios, subject to the supervision of the Trust's Board of Trustees. ICAC also acts as administrator for the Master Trust. PNC Bank (the "Custodian") is the custodian for the Trust and the Master Trusts, and State Street Bank and Trust Company (the "Transfer Agent") is the transfer and dividend disbursing agent for the Trust.

PURCHASE OF SHARES. Shares of the Portfolios may be purchased directly from the Trust through its Transfer Agent or through selected dealers. Shares are purchased at the next offering price, less a sales charge if applicable, after an order is received in proper form by the Transfer Agent. The minimum initial investment is $2,000 and the minimum subsequent investment is $100, but reduced investment minimums are available in certain cases. See "Purchasing Shares."

ALTERNATIVE PURCHASE ARRANGEMENTS. Shares of the Series A Portfolio are sold subject to a maximum sales charge of 5.25%. Reduced sales charges are available for purchases of $50,000 or more of shares of the Series A Portfolio. No initial sales charge applies on a purchase of $1 million or more of shares of the Series A Portfolio, but a contingent deferred sales charge of 1.00% is imposed on redemptions made within 12 months after the $1 million purchase. The Trust offers a number of ways shareholders in the Series A Portfolio can reduce their sales charges, including aggregation, concurrent purchases, rights of accumulation and letters of intent. See "Purchasing Shares."

Although shares of the Series B Portfolio and Series C Portfolio may be purchased without an initial sales charge, a contingent deferred sales charge is imposed on redemptions of shares of the Series B Portfolio (ranging from 5.00% of redemptions made within 12 months of the purchase to zero for redemptions made more than six years after purchase) and a contingent deferred sales charge of 1.00% is imposed on redemptions of Series C Portfolio made less than one year after purchase. Shares of Series B Portfolio may be exchanged for shares of the Series A Portfolio seven years after purchase. See "Alternative Purchase Arrangements-Series B Portfolio" and "-Series C Portfolio."

SHAREHOLDER SERVICES. The following services are provided to shareholders of the Portfolios for their convenience and flexibility: an automatic investment plan; automatic reinvestment and cross-reinvestment of dividends and capital gains distributions; an exchange privilege, including automatic exchanges; and automatic withdrawals. See "Shareholder Services." The Trust also offers various retirement plans through which you can invest in the Portfolios. See "Purchasing Shares."

REDEEMING SHARES. Shares of a Portfolio may be redeemed by writing to the Transfer Agent, directly or through a selected dealer, or by telephone if telephone redemption privileges have been established. Redemption proceeds of $5,000 or more may be wired; otherwise proceeds will be sent by check. The price received for Portfolio shares redeemed is at the next determined net asset value after the request is received in proper form by the Transfer Agent, which may be more or less than the purchase price, except that a contingent deferred sales charge may apply to certain redemptions. See "Redeeming Shares."

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Portfolios declare and pay annual dividends of net investment income. The Portfolios make distributions at least annually of any net capital gains. All dividends and distributions will be paid in the form of additional shares at net asset value unless cash payment is requested.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of each Portfolio are discussed below and in the "Appendix: Investment Policies, Strategies and Risks."

SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE. The Portfolios seek to achieve their investment objectives by investing all of their assets in the Fund, which has the same objectives as the Portfolios. The Fund in turn holds investment securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the Fund. For a description of the Fund's objectives, policies, restrictions, management and expenses, see "Investment Objectives, Policies and Risk Considerations" below, the Appendix and "Organization and Management." There can be no assurance that either Portfolio or the Fund will achieve its investment objective. Each Portfolio's and the Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or Fund, respectively, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). Upon any such approval, each Portfolio will provide at least 30 days' written notice to its shareholders before any change is made to its or the Fund's investment objective.

There are certain risks to the Portfolios related to the use of the "master/feeder" structure. Such risks include, but are not limited to, the following: Large-scale redemptions by other investment companies of their interests in the Fund could have adverse effects, such as lack of portfolio diversity and decreased economics of scale, and could result in the shareholders of a Portfolio, as the remaining investor in the Fund, bearing all the operating costs of the Fund and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in the Fund will cause the Fund to terminate automatically in 120 days, unless the Portfolios and any other investors in the Fund unanimously agree to continue the business of the Fund. As each Portfolio is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Fund, the Board of Trustees of the Trust would need to consider alternative arrangements for the Portfolios, including investing all of the Portfolios' assets in another investment company with the same investment objective as the Portfolios or hiring an investment adviser to manage the Portfolios' assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks." The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by shareholders of a Portfolio to approve a change in the investment objective and policies of the Portfolio parallel to a change that has been approved by the shareholders of the Fund would require the Portfolio to redeem its shares of the Fund; this could result in a distribution in kind to the Portfolio of the portfolio securities of the Fund (rather than a cash distribution), causing the Portfolio to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Portfolio's investments and adversely affecting its liquidity. Other shareholders in the Fund may have a greater ownership interest in the Fund than the Portfolios' interest, and could thus have effective voting control over the operation of the Fund.

The Trust's Board of Trustees believes that the Portfolios will achieve certain efficiencies and economies of scale through the "master/feeder" structure, and that the aggregate expenses of the Portfolios will be less than if the Portfolios invested directly in the securities held by the Fund. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Fund. Accordingly, there may be other investment companies through which you can invest indirectly in the Fund. The fees charged by such other investment companies may be higher or lower than those charged by the Portfolios, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their shareholders. Information about the availability of other investment companies that invest in the Fund can be obtained by calling (800) 551-8045.

A Portfolio may cease investing in the Fund only if the Board of Trustees of the Trust determines that such action is in the best interests of the Portfolio and its shareholders, and only with the approval of the Portfolio's shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks."

INTERNATIONAL CORE GROWTH FUND. The Fund seek long-term capital appreciation. Assets of the Fund are invested primarily in a diversified portfolio of equity securities of international companies with larger market capitalizations (above $1 billion, which currently includes the top 75th percentile worldwide of publicly traded companies). Equity securities include common stocks, preferred stocks, debt securities that are convertible into common stocks, and warrants. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Investment Adviser's assessment of market and economic conditions and outlook.

The Fund may invest in securities issued by companies based or operating in any country, including the United States. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three countries other than the United States. Under normal market conditions, the Fund may invest up to 35% of its total assets in securities of U.S. issuers. With these exceptions, the Fund is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. Countries in which investment opportunities will be sought include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. However, the Fund may also invest in securities issued by companies based in other countries such as the countries of Eastern Europe and

South America, Indonesia, Korea, Mexico, the Philippines, Portugal and Thailand. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities.

Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities (common and preferred stocks, warrants and securities convertible into equity securities). The remainder of the Fund's assets will be invested in debt securities of U.S. and foreign companies and U.S. and foreign governments and their agencies and instrumentalities which the Investment Adviser believes present attractive opportunities for capital growth, as well as in various other securities and instruments described in the "Appendix: Investment Policies, Strategies and Risks." The debt securities in which the Fund may invest will be rated at the time of purchase "Baa" or higher by Moody's Investors Service, Inc. ("Moody's"), "BBB" or higher by Standard & Poor's Corporation ("S&P") or equivalent ratings by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality. These securities are of investment grade, which means that their issuers are believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal then would be the case with higher rated securities. The Investment Adviser will evaluate securities downgraded below investment grade on a case by case basis to determine whether the security continues to be an acceptable investment. If not, the Fund will sell the security as promptly as practicable. The Fund will not apply ratings limitations to convertible debt securities. The Fund may also make short sales, which is considered a speculative technique. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with short sale transactions.

INVESTMENT TECHNIQUES AND PROCESSES. The focus of the Investment Adviser's investment program is GROWTH OVER TIME-Registered Trademark-. In making decisions with respect to equity securities for the Fund, the Investment Adviser uses a proprietary investment methodology which is designed to capture positive change at an early stage. It adheres rigorously to this methodology, and applies it to various segments of the capital markets, domestically and internationally. This methodology consists of investment techniques and processes designed to identify companies with attractive earnings and dividend growth potential and to evaluate their investment prospects. These techniques and processes include relationships with an extensive network of brokerage and research firms located throughout the world; computer-assisted fundamental analysis of thousands of domestic and foreign companies; established criteria for the purchase and sale of individual securities; portfolio structuring and rebalancing guidelines; securities trading techniques; and continual monitoring and reevaluation of all holdings with a view to maintaining the most attractive mix of investments. The Investment Adviser collects data on approximately 26,000 companies in 35 countries (adjusting for reporting and accounting differences). There can be no assurance that use of this proprietary investment methodology will be successful.

The decision to invest assets of the Fund in any particular debt security will be based on such factors as the Investment Adviser's analysis of the effect of the yield to maturity of the security on the average yield to maturity of the total debt security portfolio of the Fund, the Investment Adviser's assessment of the credit quality of the issuer and other factors the Investment Adviser deems relevant. In managing the Fund's debt security investments, the Investment Adviser seeks to capture major moves in interest rates and utilizes a proprietary model to identify interest rate trends in the bond market. There can be no assurance that use of these techniques will be successful.

INVESTMENT POLICIES, STRATEGIES AND RISKS. The primary risk of investing in the Portfolios is market risk, which means that the market value of the equity securities held by the Fund may decline over short or even extended periods of time. You should also expect periods when market prices generally rise and periods when market prices generally decline. The Fund is also subject to the risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political or financial problems or natural disasters) and currency risk (the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies). These risks are generally intensified for investments in emerging markets.

The Appendix and the Statement of Additional Information describe certain investment securities and techniques of the Funds and the associated risks. These include short-term investments in cash and cash equivalents; investment in sovereign debt securities of U.S. and foreign governments and their agencies and instrumentalities; floating and variable rate demand notes and bonds; commercial paper; non-convertible corporate debt securities; convertible securities and warrants; closed-end country funds; depository receipts; over-the-counter securities; when-issued securities and firm commitment agreements; foreign exchange contracts; put and call options on securities and securities indices; stock index futures and options contracts; repurchase agreements; illiquid securities; securities lending; and borrowing.

INVESTMENT RESTRICTIONS. Each Portfolio and the Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or Fund, respectively, as defined in the Investment Company Act. An investment policy or restriction which is not described as fundamental in this Prospectus or the Statement of Additional Information may be changed or modified by the Board of Trustees of the Trust or Master Trust, as the case may be, without shareholder approval.

Certain of the investment restrictions which are fundamental policies are set forth below. Additional investment restrictions are discussed in the Appendix and Statement of Additional Information.

1. Neither Portfolio nor the Fund may invest more than 5% of its total assets in the securities of any one issuer. However, up to 25% of a Portfolio's or the Fund's total assets can be invested without regard to this limitation, and this limitation does not apply to investments in securities of the U.S. Government or its agencies and instrumentalities.

2. Neither Portfolio nor the Fund may purchase more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

3. Neither Portfolio nor the Fund may invest 25% or more of its total assets in any one particular industry; however, this restriction does not apply to the securities of the U.S. Government, its agencies and instrumentalities.

4. Neither Portfolio nor the Fund may make loans of its portfolio securities in an aggregate amount exceeding 30% of the value of its total assets, or borrow money (except from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and in an aggregate amount not exceeding 20% of the value of its total assets).

5. Neither Portfolio nor the Fund may invest more than 15% of its net assets in illiquid securities.

The investment restrictions described above do not apply to an investment by a Portfolio of all of its assets in the Fund.

PORTFOLIO TURNOVER. The Investment Adviser's investment approach results in above-average portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security of better value can enhance principal or increase income. A security may also be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Investment Adviser anticipates that the annual portfolio turnover rate for the Fund may be up to 200%, which is substantially greater than that of many other investment companies. A high rate of portfolio turnover (100% or more) will result in the Fund paying greater brokerage commissions on equity securities (other than those affected with dealers on a principal basis) than would otherwise be the case, which will be borne directly by the Fund and ultimately by the shareholders of the Portfolios. High portfolio turnover should not result in the Fund paying greater brokerage commissions on debt securities, as most transactions in debt securities are affected with dealers on a principal basis. However, debt securities, as well as equity securities traded on a principal basis, are subject to mark-ups by the dealers. High portfolio turnover may also result in the realization of substantial net capital gains, and any distributions derived from such gains may be ordinary income for federal tax purposes.

--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT

ORGANIZATION. Each Portfolio is a series of Nicholas-Applegate Mutual Funds, a Delaware business trust. The Board of Trustees of the Trust, in addition to reviewing the actions of the Trust's administrators and Distributor, as set forth below, decides upon matters of general policy with respect to each Portfolio. See "General Information." The trustees and officers of the Trust and of the Master Trust are described in the Statement of Additional Information. None of the disinterested trustees of the Trust are same individuals as the disinterested trustees of the Master Trust.

INVESTMENT ADVISER. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in the Fund. Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as the Investment Adviser to the Fund. The Investment Adviser currently manages approximately $31 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur
E. Nicholas. He and thirteen other partners manage a staff of approximately 350 employees.

As compensation for the services it provides, the Investment Adviser receives a monthly fee at the annual rate of 1.00% on the first $500 million of the Fund's net assets, 0.90% on the next $500 million of net assets, and 0.85% on net assets in excess of $1 billion.

The Fund is managed under the general supervision of Mr. Nicholas, who has been the Chief Investment Officer of the Investment Adviser since its organization. In addition, since

December, 1995, John D. Wylie, as Chief Investment Officer -- Investor Services Group, is also responsible for general oversight of the Fund's portfolio. The global management team headed by Lawrence S. Speidell and Catherine Somhegyi is primarily responsible for the Investment Adviser's day-to-day management of the Fund's portfolio. Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management. Ms. Somhegyi has managed institutional investments for the Investment Adviser for more than the last five years.

ADMINISTRATORS. Investment Company Administration Corporation is the administrator of each Portfolio. Pursuant to an Administration Agreement with the Trust, and subject to the supervision of the Board of Trustees of the Trust, ICAC supervises the overall administration of the Trust. Its responsibilities include preparing and filing all documents required for compliance by the Trust with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and supervision of other organizations that provide services to the Trust. Certain officers of the Trust are also provided by the ICAC. For the services it provides to the Trust, the ICAC receives an annual fee of between $5,000 and $35,000 for each of the groups of portfolios of the Trust investing in the various series of the Master Trust; the fee is allocated among the various series of the Trust, including the Portfolios, in accordance with relative net asset values. The ICAC provides similar services as the administrator of the Master Trust, subject to the supervision of its Board of Trustees, and is compensated separately for the services rendered to the Fund at an annual rate of approximately .02% of the average daily net assets of the Fund.

The Investment Adviser also provides administrative personnel and services to the Trust pursuant to an Administrative Services Agreement with the Trust, and is reimbursed for the cost of such services at the annual rate of up to 0.10% of the average daily assets of the various series of the Trust, including the Portfolios.

EXPENSE LIMITATION. To limit the expenses of each Portfolio, the Investment Adviser has agreed to defer its management fees payable by the Fund, and to absorb the other operating expenses payable by the Fund and the Portfolios, to ensure that the expenses of each Portfolio (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses, but including such Portfolio's proportionate share of the Fund's similar operating expenses) do not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1998: International Core Growth Portfolio A-1.95%; International Core Growth Portfolio B-2.60%; and International Core Growth Portfolio C-2.60%. Each Portfolio will reimburse the Investment Adviser for fees deferred or other expenses paid by the Investment Adviser pursuant to this agreement in later years in which operating expenses for the Portfolio are less than the applicable percentage limitation set forth above for any such year. No interest, carrying or finance charge will be paid by a Portfolio with respect to any amounts representing fees deferred or other expenses paid by the Investment Adviser. In addition, neither Portfolio nor the Fund will be required to repay any unreimbursed amounts to the Investment Adviser upon termination or non-renewal of its Investment Advisory Agreement with the Master Trust.

DISTRIBUTOR. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, a California limited partnership, serves as the Distributor of shares of each Portfolio. The general partner of the Distributor is Nicholas-Applegate Capital Management Holdings, L.P. and its limited partner is the Investment Adviser.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Portfolios. Under the Distribution Plan, each Portfolio compensates the Distributor for services rendered and costs incurred in connection with distribution of shares of such Portfolio. The Trust has also adopted a Shareholder Service Plan under which each Portfolio reimburses the Distributor for shareholder servicing expenses actually incurred with respect to shares of such Portfolio.

Under the Distribution Plan and a related distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing each Portfolio's shares. These expenses include advertising and marketing expenses, commissions and other payments to broker-dealers and others which have entered into agreements with the Distributor, the expenses of preparing, printing and distributing prospectuses for the Portfolios, and indirect and overhead costs associated with the sale of Portfolio shares. The Distributor recovers the distribution expenses it incurs through the receipt of compensation payments from each Portfolio under the Distribution Plan at the following annual rates: for the Series A Portfolio, 0.25% of such Portfolio's average daily net assets; for the Series B Portfolio, 0.75% of such Portfolio's average daily net assets; and for the Series C Portfolio, 0.75% of such Portfolio's average daily net assets. Moreover, under the Distribution Agreement, the Distributor retains a portion of an initial sales charge from purchases of shares of the Series A Portfolios, and a contingent deferred sales charge from redemptions of shares of the Series A, B and C Portfolios. The Distribution Plan is a "compensation" plan, which means that the distribution fees paid by the Portfolios under the Distribution Plan are intended to compensate the Distributor for services rendered and commission fees borne even if the amounts paid exceed the Distributor's actual expenses (in which case the Distributor would realize a profit). If in any year the Distributor's expenses incurred in connection with the distribution of a Portfolio's shares exceed the distribution fees paid by the Portfolio, the Distributor will recover such excess if the Distribution Plan with respect to such shares continues to be in effect in some later year when the distribution fees exceed the Distributor's expenses with respect to the Portfolio. There is no limit on the periods during which unreimbursed expenses may be carried forward; neither Portfolio pays interest, carrying or other finance charges on any carried forward amounts; and neither Portfolio will be obligated to pay any unreimbursed expenses that may exist at such time, if any, as the Distribution Plan terminates or is not continued.

Many of the Distributor's sales efforts involve the Trust as a whole, so that distribution fees paid by one Portfolio may help finance sales efforts relating to shares of the other Portfolio or other series of the Trust. In reporting its expenses to the Trustees, the Distributor separately itemizes expenses that relate to the distribution of shares of a single Portfolio, and allocates other expenses among the Portfolios and other series of the Trust based on their relative net assets.

Under the Shareholder Service Plan, which is a "reimbursement" plan, each Series A Portfolio, Series B Portfolio and Series C Portfolio pays the Distributor an annual fee of up to 0.10%, 0.25% and 0.25%, respectively, of the Portfolio's average daily net assets as reimbursement for certain expenses actually incurred in connection with shareholder services provided by the Distributor and payments to broker-dealers and others for the provision of such services. Support services with respect to the beneficial owners of Portfolio shares include establishing and maintaining accounts and records relating to clients of the Distributor, broker-dealers and others who invest in the Portfolio's shares, preparing tax reports, assisting clients in processing exchange and redemption requests and account designations, and responding to client inquiries concerning their investments. If in any month the Distributor is due more monies for shareholder services than are immediately payable because of the expense limitations under the Shareholder Service Plan, the unpaid amount is carried forward from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year during which the amounts were incurred, and no interest, carrying or other finance charge is borne by the Portfolios with respect to any amount carried forward.

No fees or commissions will be paid by the Distributor to any broker-dealer or others until amounts owed to such broker-dealer or others are at least $100. The Distributor, at its expense, may from time to time pay additional cash bonuses or other incentives to selected participating brokers or financial institutions in connection with the sale, administration and servicing of the Portfolios. In some cases, these bonuses or incentives may be offered only to certain brokers or financial institutions which have sold or may sell significant amounts of shares of the Portfolios or other series of the Trust. The Distributor currently expects that any such additional bonuses or incentives will not exceed 0.50%. Dealers may obtain further information by calling (800) 551-8045.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as Custodian for the Portfolios and the Fund. PFPC Inc., an affiliate of the Custodian, provides accounting services to the Portfolios and the Fund. State Street Bank and Trust Company, Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171, is the Transfer Agent and the Dividend Disbursing Agent for the Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE. The Investment Adviser is responsible for the Fund's portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund. Subject to obtaining the best price and execution, the Investment Adviser may effect transactions through brokers who sell shares of the Portfolios or provide research services to the Investment Adviser, which may result in the payment of higher commissions than those charged by other brokers. However, the selection of such brokers will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires the Investment Adviser to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares of either Portfolio directly from the Trust through its Transfer Agent, State Street Bank and Trust Company, or through your dealer which has entered into a selling group agreement with the Distributor. Account applications can be obtained from the Transfer Agent or your dealer. The minimum initial investment is generally $2,000 and the minimum subsequent investment is $100, but reduced investment minimums are available in certain cases. See "Investment Minimums" below.

Purchases of shares of the Portfolios can be made by check or by wiring federal funds to the Transfer Agent. Checks should be in U.S. dollars and made payable to Nicholas-Applegate Mutual Funds or, in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. Checks should be sent to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8326, Boston, Massachusetts 02266-8326, Attention: Nicholas-Applegate Mutual Funds. Please specify the name of the Portfolio, the account number assigned by the Transfer Agent, and your name. See "Purchase by Wire" below for wiring instructions.

You may make subsequent investments in either Portfolio by completing the subsequent investments form at the bottom of a recent account statement, making your check payable to the Trust, writing your account number on the check and mailing it in the envelope provided with your account statement. Subsequent investments may also be made by mailing your check directly to your dealer's address printed on your account statement.

Each Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. Your dealer is responsible for forwarding payment promptly to the Transfer Agent. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment. Transactions in Portfolio shares made through dealers other than the Transfer Agent may be subject to postage and handling charges imposed by the dealer.

PURCHASE BY WIRE. Shares of a Portfolio can be purchased by wiring federal funds to the Transfer Agent. For an initial purchase of shares of a Portfolio by wire, you must first telephone the Transfer Agent at (800) 551-8043 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ABA Number 011000028, DDA Number 9904-645-0,
Attention: Nicholas-Applegate Mutual Funds, specifying on the wire the name of the Portfolio, the account number assigned by the Transfer Agent and your name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern time) of the New York Stock Exchange on a day the Exchange is open for normal trading, you may purchase shares of a Portfolio as of that day. Your bank may charge a fee for wiring money on your behalf.

In making a subsequent purchase order by wire, you should wire funds to the Transfer Agent in the manner described above and be sure that the wire specifies the name of the Portfolio, your name and the account number. However, it is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $100, except as noted below.

SHARE PRICE. Shares of a Portfolio are purchased at the next offering price after an order in proper form is received by the Transfer Agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase. The offering price is the net asset value plus a sales charge, if applicable. The net asset value per share is determined as of the close of trading of the New York Stock Exchange on each day the Exchange is open for normal trading. Orders received before 4:00 P.M. (Eastern time) on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise processing will occur on the next business day. To determine a Portfolio's net asset value per share, the current value of the Portfolio's total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent.

SHARE CERTIFICATES. Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates. If you would like certificates issued, please request them by writing to the Transfer Agent. There is usually no charge for issuing certificates in reasonable denominations, but certificates will be issued only for full shares.

INVESTMENT MINIMUMS. The minimum initial investment in each Portfolio is $2,000. For retirement plan investments and custodial accounts under the Uniform Gifts/Transfers to Minors Act, the minimum is $250. The minimum is reduced to $50 for purchases through the Automatic Investment Plan or to $25 for purchases by retirement plans through payroll deductions. The minimum is $100 for additional investments (except as noted above).

RETIREMENT PLANS. You may invest in each Portfolio through various retirement plans including IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans (including 401(k) plans). For further information about any of the plans, agreements, applications and annual fees, contact the Distributor or your dealer. To determine which retirement plan is appropriate for you, please consult your tax adviser.

--------------------------------------------------------------------------------
ALTERNATIVE PURCHASE ARRANGEMENTS

Purchases of shares of the Series A Portfolio are generally subject to a maximum initial sales charge of 5.25% and lower distribution and shareholder service fees than shares of the Series B or C Portfolio. Purchases of the Series B Portfolio are subject to a contingent deferred sales charge, ranging from 5.00% on redemptions made within 12 months after the shares were purchased to zero for redemptions made more than six years after purchase, and higher distribution and shareholder service fees than shares of the Series A Portfolio. Purchases of shares of a Series C Portfolio are subject to a contingent deferred sales charge of 1.00% imposed on redemptions made within 12 months after the shares were purchased, and higher distribution and shareholder service fees than shares of a Series A Portfolio. Shares of the Series B Portfolio may be exchanged for shares of the Series A Portfolio seven years after purchase; an exchange will be treated as a redemption and purchase for tax purposes.

You may choose the method of purchasing Portfolio shares that is most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares, whether you qualify for any reduction or waiver of any applicable sales charge, and other relevant circumstances. You should consider which method of purchase best suits your individual circumstances, I.E., whether it is more advantageous to incur an initial sales charge and lower annual fees (Series A Portfolio) or to have the entire purchase price invested in Portfolio shares with the investment thereafter being subject to a contingent deferred sales charge for a period of six years and higher annual fees for a period of seven years from date of purchase (Series B Portfolio), or to have the entire purchase price invested in Portfolio shares with the investment thereafter being subject to a contingent deferred sales charge for a period of one year from date of purchase and higher annual fees (Series C Portfolios).

The following illustrations are provided to assist you in determining which method of purchase best suits your individual circumstances, and are based on current fees and expenses being charged to the Portfolios:

If you intend to hold your investment in a Portfolio for less than seven years and do not qualify for a reduced sales charge on Series A Portfolio shares, you should consider purchasing Series C Portfolio shares rather than Series A or B Portfolio shares, since Series A Portfolio shares are subject to a maximum initial sales charge of 5.25% and Series B Portfolio shares are subject to a contingent deferred sales charge of 5% which declines to zero over a six-year period.

If you intend to hold your investment in a Portfolio for seven years or more and do not qualify for a reduced sales charge on Series A Portfolio shares, you should consider purchasing

Series B Portfolio shares rather than Series A or C Portfolio shares, since Series B Portfolio shares may be exchanged for Series A Portfolio shares in a taxable transaction seven years after purchase and all of your money would be invested initially in the case of Series B Portfolio shares.

If you qualify for a reduced sales charge on Series A Portfolio shares, it may be more advantageous for you to purchase Series A Portfolio shares than Series B or C Portfolio shares regardless of how long you intend to hold your investment. However, unlike Series B and C Portfolio shares, you would not have all of your money invested initially because the sales charge on Series A Portfolio shares is deducted at the time of purchase.

If you do not qualify for a reduced sales charge on Series A Portfolio shares and you purchase Series B or C Portfolio shares, you would have to hold your investment for approximately eight years in the case of Series B or C Portfolio shares for the higher cumulative distribution and shareholder service fees on those shares to exceed the initial sales charge plus cumulative distribution and shareholder service fees on Series A Portfolio shares. This does not take into account the time value of money, which further reduces the impact of the higher Series B or C Portfolio distribution and shareholder service fees on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions at a time when the contingent deferred sales charge is applicable.

Financial advisers and other sales agents who sell shares of the Trust will receive different compensation for selling shares of the Series A, B and C Portfolios, and will generally receive more compensation initially for selling shares of the Series A Portfolio than for selling shares of the Series B or C Portfolios.

SERIES A PORTFOLIO

The sales charges you pay when purchasing shares of the Series A Portfolio are set forth below:

                                                              Sales Charges as Percentage of the:       Dealer Commission
Amount of Purchase                                            NET AMOUNT            OFFERING            as Percentage of the
at the Offering Price                                         INVESTED              PRICE               Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                             5.54%                 5.25%               4.50%
$50,000 but less than $100,000                                4.71%                 4.50%               3.75%
$100,000 but less than $250,000                               3.63%                 3.50%               2.75%
$250,000 but less than $500,000                               2.56%                 2.50%               2.00%
$500,000 but less than $1,000,000                             2.04%                 2.00%               1.60%
$1,000,000 or more                                            None                  None                (See below)

In addition, although no initial sales charge applies on a purchase of $1 million or more of the Series A Portfolio, a contingent deferred sales charge of 1.00% is imposed on certain redemptions within one year of the $1 million purchase. See "Redeeming Shares--Contingent Deferred Sales Charge on Redemptions of Portfolio A Shares." Commissions will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with 50 or more eligible employees as set forth in the Statement of Additional Information.

NET ASSET VALUE PURCHASES. The Trust may sell shares of the Series A Portfolio at net asset value to:

        (1) current or retired directors, trustees, partners, officers and employees of the Trust, the Master Trust, the Distributor, the Investment Adviser and its general partner, certain family members of the above persons, and trusts or plans primarily for such persons;

        (2) current or retired registered representatives or full-time employees and their spouses and minor children of dealers having selling group agreements with the Trust and plans for such persons;

        (3) former limited partners and participants of certain investment partnerships and pooled trusts previously managed by the Investment Adviser;

        (4) shareholders and former shareholders of another mutual fund which has a sales charge and is not a series of the Trust, so long as shares of the Portfolio are purchased with the proceeds of a redemption, made within 60 days of the purchase, of shares of such other mutual fund (to obtain this benefit, the redemption check, endorsed to the Trust, or a copy of the confirmation showing the redemption must be forwarded to the Transfer Agent);

        (5) companies or other entities exchanging securities with the Trust or Master Trust through a merger, acquisition or exchange offer;

        (6) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees;

        (7) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates;

        (8) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

        (9) clients of investment advisers and financial planners referred to in item (8) who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker, agent, investment adviser or financial institution;

        (10) employee-sponsored benefit plans in connection with purchases of shares of the Series A Portfolio made as a result of participant-directed exchanges between options in such a plan;

        (11) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Series A Portfolio; and

        (12) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trust or the Distributor.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. No sales charges are imposed on Portfolio shares purchased upon the reinvestment of dividends and distributions, or upon an exchange of shares from other series of the Trust except as otherwise noted in "Shareholder Services-Exchange Privilege" below.

AGGREGATION. Sales charge discounts on purchases of shares of the Series A Portfolio are available for certain aggregated investments. Investments which may be aggregated include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, again excluding employee benefit plans described above, or (3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Portfolio shares. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of shares of two or more Portfolio A series of the Trust. For example, if you concurrently invest $25,000 in the Series A Portfolio and $25,000 in another Portfolio A series of the Trust, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. The sales charge for your investment may also be reduced by taking into account your existing holdings in all Portfolio A series of the Trust. See the account application for further details.

LETTER OF INTENT. You may reduce sales charges on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Portfolio A series of the Trust may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the account application for further details.

SERIES B PORTFOLIO

You may purchase shares of the Series B Portfolio without an initial sales charge. However, you will bear your proportionate share of payments pursuant to the Distribution and Shareholder Service Plans, as described above, which affects the net asset value of your shares in the Series B Portfolio. In addition, a contingent deferred sales charge applies to redemptions of shares of the Series B Portfolio made within six years from date of their purchase. No such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments. The contingent deferred sales charge is paid to the Distributor. The Distributor pays sales commissions of up to 4.00% of the purchase price to participating broker-dealers and others at the end of the month during which purchases of shares of the Series B Portfolio are made by their customers. See "Redeeming Shares--Contingent Deferred Sales Charge or Redemption of Portfolio B Shares"

Portfolio B shares may be exchanged for Portfolio A shares seven years after purchase. Exchanges will be effected at relative net asset value without the imposition of any additional sales charge, and will be treated as a redemption and purchase for tax purposes. Since annual distribution-related fees are lower for Portfolio A shares than Portfolio B shares, the per share net asset value of the Portfolio A shares may be higher than that of the Portfolio B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Portfolio A shares than Portfolio B shares converted.

For Portfolio B shares previously exchanged for shares of the Trust's Money Market Portfolio, the time period during which such shares were held in the Money Market Portfolio will be excluded in calculating the applicable holding period. For example, Portfolio B shares held in the Trust's Money Market Portfolio for one year will not be exchangeable for Portfolio A shares until eight years from purchase. Portfolio B shares acquired through exchange may be exchanged for Portfolio A shares after expiration of the exchange period applicable to the original purchase of such shares.

The Trust currently intends to establish, prior to 2002, an additional class of the Series B Portfolio with the same distribution and shareholder service fees as the Series A Portfolio, and to provide for the automatic conversion of the shares of the current class of Series B Portfolio into the new class seven years after purchase without any sales charge, if in the opinion of counsel such conversion would not constitute a taxable event for U.S. income tax purposes. No assurance exists that the Trust will be able to establish such a class of the Series B Portfolio in a manner that will provide such benefit.

SERIES C PORTFOLIOS

You may purchase shares of any Series C Portfolio without an initial sales charge. However, you will bear your proportionate share of payments pursuant to the Distribution and Shareholder Service Plans, as described above, which affects the net asset value of your shares in the Series C Portfolios. In addition, a contingent deferred sales charge of 1.00% applies to redemptions of shares of a Series C Portfolio made within one year from date of their purchase. Shares of the Series C Portfolios may not be exchanged for shares of the Series A Portfolios, which may affect their performance for long-term investors. The Distributor pays sales commissions of up to 1.00% of the purchase price to participating broker-dealers and others at the end of the month during which purchases of shares of the Series C Portfolios are made by their customers.

OTHER PORTFOLIOS

Currently, the Trust offers nine Series A Portfolios, nine Series B Portfolios, nine Series C Portfolios and a Money Market Portfolio. Three global Series A, B and C Portfolios are offered pursuant to this Prospectus. Five domestic Series A, B and C Portfolios, three other Global Series A, B and C Portfolios, and the Money Market Portfolio, are covered by separate prospectuses which can be obtained by calling (800) 551-8045. The Distributor also offers shares of other portfolios of the Trust which invest in the same Funds of the Master Trust as the Series A, B and C Portfolios. These other portfolios have different sales charges and other expenses than the Series A, B and C Portfolios, which may affect their performance. Information about these other portfolios can be obtained from your dealer or by calling (800) 551-8045.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in each Portfolio through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Transfer Agent at
(800) 551-8043.

AUTOMATIC REINVESTMENT. Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You may elect to have dividends or capital gain distributions paid in cash.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gain distributions paid by one Portfolio into shares of another Portfolio within the same series (A, B or C), subject to conditions outlined in the Statement of Additional Information. Generally, to use this service the value of your account in the Portfolio which paid the dividend or capital gain distribution must equal at least $5,000.

EXCHANGE PRIVILEGE. You may exchange shares of either Portfolio into shares of other Portfolios within the same series (A, B or C) by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Nicholas-Applegate Mutual Funds, P.O. Box 8326, Boston, Massachusetts 02266-8326. Please specify the name of the applicable Portfolio, the number of shares or dollar amount to be exchanged and your name and account number. You may also exchange shares by contacting your dealer or - if you have authorized telephone exchanges on the account application - by telephoning the Transfer Agent at (800) 551-8043 or by sending the Transfer Agent a facsimile at (617) 774-2651, between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading (see "Telephone Privilege" below).

The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly, the Trust reserves the right to limit the number of exchanges a shareholder may make in any year, to avoid excessive Portfolio expenses.

Before effecting an exchange, you should obtain the currently effective prospectus of the series into which the exchange is to be made. Exchange purchases are subject to the minimum investment requirements of the Portfolio purchased. No sales charge applies. An exchange will be treated as a redemption and purchase for tax purposes. If certificates are held by you, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

TELEPHONE PRIVILEGE. You may exchange or redeem shares by telephone if you have elected the telephone privilege on the account application. You should realize that by electing the telephone privilege you may be giving up a measure of security that you may have if you were to request an exchange or redemption of shares in writing. Furthermore, in periods of severe market or economic conditions, telephone exchanges or redemptions may be difficult to implement, in which case you should mail or send by overnight delivery a written exchange or redemption request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent, Attention: Nicholas-Applegate Mutual Funds, 2 Heritage Drive, 7th Floor, North

Quincy, Massachusetts 02171. All exchanges will be made on the basis of the relative net asset values of the two Portfolios next determined after a completed request is received. Requests for telephone exchanges or redemptions received before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise processing will occur on the next business day.

The Trust will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Trust include requiring personal identification by account number and social security number, tape recording of telephone instructions, and providing written confirmation of transactions. The Trust reserves the right to refuse a telephone exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the shareholder to request the exchange or redemption. Shareholders will be promptly notified of any refused request for a telephone exchange or redemption. No Portfolio or its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone privilege.

AUTOMATIC EXCHANGES. You may automatically exchange shares (in increments of $50 or more) among any of the Portfolios within the same series (A, B or C) on a monthly or quarterly basis. You must either meet the minimum initial investment requirement for the receiving Portfolio or the originating Portfolio's balance must be at least $5,000 and the receiving Portfolio's minimum must be met within one year.

AUTOMATIC WITHDRAWALS. You may make automatic withdrawals from a Portfolio of $50 or more on a monthly or quarterly basis if you have an account of $5,000 or more in the Portfolio. Withdrawal proceeds will normally be received prior to the end of the month or quarter. See the account application for further information.

ACCOUNT STATEMENTS. Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent (for qualified retirement plans, such statements will be provided by the plan sponsor or administrator).

REPORTS TO SHAREHOLDERS. Each Portfolio will send its shareholders annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Portfolios may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Portfolios upon request.

SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to the Trust, c/o State Street Bank and Trust Company, Attention: Nicholas-Applegate Mutual Funds, P.O. Box 8326, Boston, Massachusetts 02266-8326. Telephone inquiries can be made by calling (800) 551-8043 or, from outside the U.S., (617) 774-5000 (collect).

The services referred to above are available only in states where the Portfolio to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the Transfer Agent at the address and telephone number provided above.

--------------------------------------------------------------------------------
REDEEMING SHARES

HOW TO REDEEM SHARES. You may redeem shares of any Portfolio by writing to the Transfer Agent, State Street Bank and Trust Company, Attention:
Nicholas-Applegate Mutual Funds, P.O. Box 8326, Boston, Massachusetts 02266-8326. Please specify the name of the Portfolio, the number of shares or dollar amount to be sold and your name and account number. You should also enclose any certificated shares you wish to redeem. Shares may also be redeemed by contacting your dealer, who may charge you for this service. Shares held in street name must be redeemed through your dealer.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock powers may be required to be guaranteed by an "eligible guarantor", which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange.

Except as noted in the discussions of contingent deferred sales charges below, the price you receive for the Portfolio shares redeemed is at the next determined net asset value for the shares after a completed redemption request is received by the Transfer Agent.

TELEPHONE REDEMPTIONS. You may establish telephone redemption privileges if you have checked the appropriate box and supplied the necessary information on the account application. You may then redeem shares of a Portfolio by telephoning the Transfer Agent at (800) 551-8043 or, from outside the U.S., (617) 774-5000, or by sending the Transfer Agent a facsimile at (617) 774-2651, between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading. Redemptions by telephone must be at least $1,000. Redemption requests received by the Transfer Agent before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise processing will occur on the next business day. See "Shareholder Services-Telephone Privilege" above.

REDEMPTION PAYMENTS. Redemption proceeds are generally paid to you by check. However, at your request, redemption proceeds of $5,000 or more may be wired by the Transfer Agent to your bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of your designated bank and your account number. You will be charged a $10 fee for wire transmissions of redemption proceeds, which will be deducted from such proceeds. Payment will be made within three days after receipt by the Transfer Agent of the written or telephonic redemption request and any share certificates, except as indicated below. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 15 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank checks.

CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS OF PORTFOLIO A SHARES. A contingent deferred sales charge of 1.00% applies to certain redemptions of shares of the Series A Portfolio less than one year after investments of $1 million or more. The charge is 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The charge will be deducted from the redemption proceeds and will reduce the amount paid to you. The charge is waived for:

        (1) exchanges for other Portfolio A shares (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase);

        (2) redemptions in connection with mergers, acquisitions and exchange offers involving the Series A Portfolio;

        (3) qualifying distributions from qualified retirement plans and other employee benefit plans;

        (4) distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code or from IRAs due to death, disability or attainment of age 59 1/2;

        (5) tax-free returns of excess contributions to IRAs;

        (6) any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability;

        (7) redemptions through certain automatic withdrawals; and

        (8) redemptions by qualified retirement and employee benefit plans with 50 or more eligible employees.

There is no contingent deferred sales charge on redemptions of shares of the Money Market Portfolio unless such shares were acquired in an exchange for shares of the Series A Portfolio and the redemption is made less than one year after the initial $1 million purchase of such shares.

CONTINGENT DEFERRED SALES CHARGE ON REDEMPTION OF PORTFOLIO B SHARES. A contingent deferred sales charge ("CDSC") applies to redemptions of shares of the Series B Portfolio within six years of investment. The charge declines from 5.00% to zero over a six-year period. The CDSC will be deducted from the redemption proceeds and will reduce the amount paid to you. A CDSC will be applied to the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Portfolio B shares until the time the shares are redeemed. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month preceding the purchase and the time shares were held in the Trust's Money Market Portfolio will be excluded.

The following table sets forth the rates of the CDSC applicable to redemptions of shares of the Series B Portfolio:

                                                                          CONTINGENT DEFERRED SALES
                                                                            CHARGE AS A PERCENTAGE
                         YEARS SINCE PURCHASE                               OF DOLLARS INVESTED OR
                             PAYMENT MADE                                    REDEMPTION PROCEEDS
-----------------------------------------------------------------------  ----------------------------
First..................................................................                5.00%
Second.................................................................                4.00%
Third..................................................................                3.00%
Fourth.................................................................                3.00%
Fifth..................................................................                2.00%
Sixth..................................................................                1.00%
Seventh and thereafter.................................................                 None

In determining whether a CDSC is applicable to a redemption of shares of the Series B Portfolio, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares of the Series B Portfolio acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of the Series B Portfolio above the total amount of payments for the purchase of the shares of the Series during the preceding six years; then of amounts representing the cost of shares of the Series B Portfolio held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares of the Series B Portfolio held for the longest period of time.

For example, assume you purchased 100 shares of International Core Growth Portfolio B at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional shares of International Core Growth Portfolio B through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your International Core Growth Portfolio B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged a CDSC at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

The CDSC is waived for redemptions of shares of the Series B Portfolio by: (1) current or retired directors, trustees, partners, officers and employees of the Trust, the Master Trust, the Distributor, the Investment Adviser and its general partner, certain family members of the above persons, and trusts or plans primarily for such persons; (2) former limited partners and participants of certain investment partnerships and pooled trusts previously managed by the Investment Adviser; and (3) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates.

The CDSC is also waived for:

        (1) exchanges for other Portfolio B shares (however, the shares acquired by exchange will continue to be subject to a contingent deferred sales charge on the same basis as the shares exchanged);

        (2) redemptions in connection with mergers, acquisitions and exchange offers involving the Series B Portfolio;

        (3) qualifying distributions from qualified retirement plans and other employee benefit plans;

        (4) distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code or IRAs due to death, disability or attainment of age 59 1/2;

        (5) tax-free returns of excess contributions to IRAs; and

        (6) any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability.

There is no CDSC on redemptions of shares of the Money Market Portfolio unless such shares were acquired in an exchange for shares of the Series B Portfolio and the redemption is made within six years after the initial purchase.

CONTINGENT DEFERRED SALES CHARGE ON REDEMPTION OF PORTFOLIO C SHARES. A contingent deferred sales charge of 1.00% applies to redemptions of shares of a Series C Portfolio made less than one year after the date of their purchase. No such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments. Such charge is also waived for redemptions of shares purchased at net asset value by qualified retirement plans through entities which have entered into alliance agreements with the Distributor. In determining whether a contingent deferred sales charge is payable, the same procedures are followed as described above with respect to redemptions of shares of Series B Portfolios. The contingent deferred sales charge is paid to the Distributor. The contingent deferred sales charge is waived for redemptions of shares of a Series C Portfolio, on the same basis as for redemptions of shares of a Series B Portfolio. See "Contingent Deferred Sales Charge on Redemption of Portfolio B Shares."

REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a redemption of Portfolio shares, or proceeds of a dividend or capital gain distribution paid to you with respect to Portfolio shares, without a sales charge in either of the Portfolios. Upon such a reinvestment, the Distributor will credit to your account any contingent deferred sales charge imposed on the redeemed shares. Send a written request and a check to the Transfer Agent within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same series within 30 days.

INVOLUNTARY REDEMPTION. In order to reduce expenses of a Portfolio, the Trust may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to redemptions other than a shareholder which is an IRA or other tax-deferred retirement plan. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge is imposed on such redemptions.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify each Portfolio as a regulated investment company under the Internal Revenue Code. Accordingly, the Portfolios will not be subject to federal income taxes on their net investment income and capital gains, if any, that they distribute to their shareholders. All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the shareholders whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his shares.

The Portfolios declare and pay annual dividends of net investment income. Each Portfolio makes distributions at least annually of its net capital gains, if any. In determining amounts of capital gains to be distributed by a Portfolio, any capital loss carryovers from prior years will be offset against its capital gains.

Under U.S. Treasury Regulations, the Portfolios are required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8, in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law or who are subject to backup withholding for failure to include payments of interest or dividends on their returns. Notwithstanding the foregoing, dividends of net income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding at the rate of 30% (or lower treaty rate).

The Trust may elect to "pass through" to a Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The Trust will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax return.

The Master Trust's Fund is not required to pay federal income taxes on its net investment income and capital gains, as it is treated as a partnership for tax purposes. Any interest, dividends and gains or losses of the Fund will be deemed to have been "passed through" to the Portfolios and other investors in the Fund, regardless of whether such interest, dividends or gains have been distributed by the Fund or losses have been realized by the Portfolios and other investors.

You should consult your own tax adviser regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
GENERAL INFORMATION

PERFORMANCE INFORMATION. From time to time the Trust may advertise each Portfolio's total return and, if applicable, its yield. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Portfolio would have increased (or decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Trust to shareholders of the Portfolio were reinvested on the reinvestment dates during the period. Total return takes into account any applicable sales charges, but does not take into account any federal or state income taxes which may be payable by the investor. The Trust also may include comparative performance information in advertising or marketing Portfolio shares.

Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.

Further information about the performance of the Portfolios will be contained in the Trust's Annual Reports to Shareholders, which may be obtained without charge by calling (800) 551-8043.

DESCRIPTION OF SHARES. The Portfolios are series of Nicholas-Applegate Mutual Funds, a diversified, open-end management investment company. The Trust was organized in December 1992 as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares of each Portfolio. Shares of a Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of a Portfolio are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Pursuant to the Trust's Declaration of Trust, the Board of Trustees of the Trust may authorize the creation of additional series, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders of the Portfolios are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote by series or class except as otherwise required by law or when the Board of Trustees of the Trust determines that a matter to be voted upon affects only the interests of shareholders of a particular series or class. Shares of the Trust do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of its shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless the election of Trustees or any other matter is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the request of 10% of the outstanding shares of the Trust, for the purpose of voting on the removal of one or more Trustees.

MASTER TRUST. The Funds are series of Nicholas-Applegate Investment Trust, an open-end management investment company organized as a Delaware business trust in December 1992. The trustees and officers of the Master Trust are described in the Statement of Additional Information. Whenever a Portfolio is requested to vote on matters pertaining to the corresponding Fund or the Master Trust in its capacity as a shareholder of such Fund, the Trust will hold a meeting of its shareholders and will cast its vote as instructed by such shareholders or, in the case of a matter pertaining exclusively to the corresponding Fund, as instructed particularly by shareholders of the Portfolio and other series of the Trust which invest in the Fund. The Trust will vote shares for which it has received no voting instructions in the same proportion as the shares for which it does receive voting instructions.

ADDITIONAL INFORMATION. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Master Trust has also filed a Registration Statement with the Commission. Copies of the Trust's and Master Trust's Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

APPENDIX

--------------------------------------------------------------------------------
INVESTMENT POLICIES, STRATEGIES AND RISKS

The investment policies and strategies of the Portfolios (as implemented through their investment in the Fund) encompass the following securities, techniques and risk considerations.

EQUITY SECURITIES. The Fund will invest primarily in equity securities, including common and preferred stocks, convertible securities and warrants. Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings and also generally has a preference over common stock in the event of liquidation of the issuer. See "Convertible Securities and Warrants" for a description of convertible securities and warrants. The Fund may invest in equity securities of growth companies, cyclical companies, companies with smaller market capitalizations or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions.

SHORT-TERM INVESTMENTS. The Fund may retain cash (U.S. dollars, foreign currencies or multinational currency units) and make short-term investments to maintain liquidity for redemptions or during periods when, in the opinion of the Investment Adviser, attractive investments are temporarily unavailable. Under normal circumstances, no more than 10% of the Fund's total assets will be retained in cash and short-term investments. However, the Fund may retain cash and make short-term investments without restriction for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline. Short-term investments in which the Fund may invest include U.S. Treasury bills or other U.S. Government or Government agency or instrumentality obligations; certificates of deposit; bankers' acceptances; time deposits; high quality commercial paper and other short-term high grade corporate obligations; shares of money market mutual funds; or repurchase agreements with respect to such securities. These instruments are described below. The Fund will only invest in short-term investments which, in the opinion of the Investment Adviser present minimal credit and interest rate risk.

GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which the Fund may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when the Investment Adviser is satisfied that the credit risk with respect to the issuer is minimal.

The Fund may invest in sovereign debt securities of foreign governments and their agencies and instrumentalities. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, and domestic savings and loan associations, all of which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million, or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER. The Fund may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P, or, if rated by only one NRSRO, in such NRSRO's two highest grades, or, if not rated, is issued by an entity which the Investment Adviser, acting pursuant to guidelines established by the Master Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

VARIABLE RATE DEMAND SECURITIES. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty. The interest rates on these notes are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser will monitor the creditworthiness of the issuers of such obligations and their earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Investment by the Fund in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice will be subject to the Fund's limit on illiquid securities of 15% of net assets if there is no secondary market available for these obligations.

CORPORATE DEBT SECURITIES. The non-convertible corporate debt securities in which the Fund may invest include obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter-term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. The corporate debt securities purchased by the Fund are of investment grade. For short-term purposes, the Fund may also invest in corporate obligations issued by domestic and foreign issuers which mature in one year or less and which are rated "Aa" or higher by Moody's, "AA" or higher by S&P, rated in the two highest rating categories by any other NRSRO, or which are unrated but determined by the Investment Adviser to be of minimal credit risk and comparable quality.

CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt and equity securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to common stock. Convertible debt securities purchased by the Fund, which are acquired in substantial part for their equity characteristics, are not subject to minimum rating requirements.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Like debt securities, the market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its and the Portfolios' net asset values per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants.

SYNTHETIC CONVERTIBLE SECURITIES. The Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated investment grade by Moody's or S&P, or an equivalent rating by any other NRSRO, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities. See "Illiquid Securities" below.

EURODOLLAR CONVERTIBLE SECURITIES. The Fund may invest in Eurodollar convertible securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

COUNTRY FUNDS. Closed-end and open-end country funds in which the Fund may invest are registered investment companies which hold portfolio securities of issuers operated or located in a single country or geographical region. The extent to which the Fund may invest in closed-end and open-end country funds is limited by the Investment Company Act. Accordingly, as a fundamental policy, the Fund will not own more than 3% of the outstanding voting stock of any closed-end or open-end investment company, will not invest more than

10% of its total assets in securities issued by closed-end and open-end investment companies nor, together with other investment companies managed by the Investment Adviser, will own more than 10% of any closed-end or open-end investment company. Assets of the Fund invested in closed-end and open-end country funds are subject to advisory and other fees imposed by the closed-end and open-end country funds, as well as to fees imposed by the Fund.

DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which, in bearer form, are designed for use in European and other foreign securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.

FOREIGN INVESTMENT CONSIDERATIONS. There are special risks associated with the Fund's investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Fund will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. See "Investment Objectives, Policies and Risks--Foreign Investments" in the Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS INVESTMENTS. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involves greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

OVER-THE-COUNTER SECURITIES. Securities owned by the Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Fund of portfolio securities to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. The Fund will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Fund may sell the securities before the settlement date.

To the extent the Fund engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund will segregate liquid assets such as cash, U.S. Government securities and other liquid debt or equity securities in an amount sufficient to meet their payment obligations with respect to these transactions. The Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

SHORT SALES. The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, and that of the Portfolios, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. The value of securities of any issuer in which the Fund maintains a short position which is "not against the box" may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of such class of the issuer.

If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements. In addition, as a matter of policy, the Master Trust's Board of Trustees has determined that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

The Fund's ability to enter into short sales transactions is limited by the requirements of the Internal Revenue Code with respect to the Portfolios' qualification as regulated investment companies. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

FOREIGN EXCHANGE CONTRACTS. Since the Fund may invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of its portfolio securities and the unrealized appreciation or depreciation of its investments. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Fund may enter into derivative positions such as foreign exchange forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund may purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, the Fund might sell a particular currency on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

OPTIONS. The Fund may purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices, for hedging purposes, subject to the following restrictions: the aggregate premiums on call options purchased by the Fund may not exceed 5% of the market value of net assets of the Fund as of the date the call options are purchased, and the aggregate premiums on put options may not exceed 5% of the market value of the net assets of the Fund as of the date such options are purchased. In addition the Fund will not purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index (such as a stock index) gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier.

Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Additionally, the Fund may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Fund's restriction on investment in illiquid securities, as described below. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

The Fund may also write listed covered options on up to 25% of the value of its net assets. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund. A call option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of securities currently held by the Fund. A put option is covered if the Fund maintains liquid assets such as cash, U.S. Government Securities, or other liquid high quality debt or equity securities equal to the exercise price in a segregated amount with its Custodian. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option written by the Fund may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain; if it is less, the Fund will realize a loss.

FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

The Fund may also purchase and sell financial futures contracts as a hedge against changes in interest rates. Additionally, the Fund may purchase and sell currency futures contracts to hedge against foreign currency fluctuations, and the Fund may purchase and sell related options on futures contracts. A financial or currency futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of financial instrument or currency called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of a contract call for actual delivery or acceptance of the financial instrument or currency, the contracts will be closed out before the delivery date without delivery or acceptance taking place. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out before exercise or expiration by an offsetting purchase or sale of a futures option of the same series.

Financial, currency and stock index futures contracts are derivative instruments traded on United States commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund may not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. See "Investment Objectives, Policies and Risks--Futures Contracts and Related Options" in the Statement of Additional Information.

SPECIAL HEDGING CONSIDERATIONS. Special risks are associated with the use of options and futures contracts as hedging techniques. There can be no guaranty of a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. A lack of correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the Fund's return might have been better had hedging not been attempted. In addition, a decision as to whether, when and how to use options or futures involves the exercise of skill and judgment which are different from those needed to select portfolio securities, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior, currency fluctuations or interest rate trends. If the Investment Adviser is incorrect in its forecasts regarding market values, currency fluctuations, interest rate trends or other relevant factors, the Fund may be in a worse position than if the Fund had not engaged in options or futures transactions. The potential loss incurred by the Fund in writing options on futures and engaging in futures transactions is unlimited. The Investment Adviser is experienced in the use of options and futures contracts as an investment technique.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option position or futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. See "Investment Objectives, Policies and Risks-- Options on Securities and Securities Indices" and "--Futures Contracts and Related Options" in the Statement of Additional Information.

The Fund's ability to enter into options and futures contracts is limited by the requirements of the Internal Revenue Code with respect to the corresponding Portfolios' qualification as regulated investment companies. See "Taxes" in the Statement of Additional Information.

REPURCHASE AGREEMENTS. The Fund may on occasion enter into repurchase agreements, in which the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, the Investment Adviser may determine, pursuant to guidelines established by the Master Trust's Board of Trustees, that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale, based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.

SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Master Trust's Board of Trustees has adopted an operating policy that limits the amount of loans made by the Fund to not more than 30% of the value of the total assets of the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Fund will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

BORROWING. The Fund may borrow money from banks in amounts up to 20% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. Purchases of portfolio securities while borrowings are outstanding create leverage and involve special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. All borrowings by the Fund will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law. Short sales "not against the box" and roll transactions are considered borrowings for purposes of the percentage limitations applicable to borrowings.

              NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS
             SERIES A, B AND C INTERNATIONAL CORE GROWTH PORTFOLIOS
                                600 West Broadway
                          San Diego, California  92101
                                 (800) 551-8043

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 24, 1997

       Nicholas-Applegate Mutual Funds (the "Trust") is a diversified, open-end management investment company currently offering a number of separate series (each a "Portfolio" and collectively the "Portfolios"). This Statement of Additional Information contains information regarding three of those Portfolios:
Nicholas-Applegate International Core Growth Portfolio A, International Core Growth Portfolio B, and International Core Growth Portfolio C (the "International Core Growth Portfolios").

       This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the International Core Growth Portfolios' Prospectus and should be read in conjunction with such Prospectus. The Prospectus may be obtained without charge by calling or writing the Trust at the address and phone number given above.



                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .     B-2
Investment Objectives and Policies . . . . . . . . . . . . . . . . . .     B-2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .    B-23
Trustees and Principal Officers. . . . . . . . . . . . . . . . . . . .    B-27
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . .    B-31
Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-33
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-34
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . .    B-37
Purchase and Redemption of Portfolio Shares. . . . . . . . . . . . . .    B-38
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . .    B-40
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-42
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-44
Performance Information. . . . . . . . . . . . . . . . . . . . . . . .    B-50
Custodian, Transfer and Dividend Disbursing
  Agent, Independent Accountants and Legal Counsel . . . . . . . . . .    B-51
Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-51
Appendix A - Description of Securities Ratings . . . . . . . . . . . .     A-1

                               GENERAL INFORMATION

          The Trust and the Master Trust were organized in December 1992 as business trusts under the laws of Delaware. The Trust offers shares of numerous Portfolios with differing sales load, shareholder service plan and distribution plan arrangements, including Series A Portfolios, Series B Portfolios, Series C Portfolios, Institutional Portfolios and Qualified Portfolios. This Statement of Additional Information contains information regarding two Portfolios, International Core Growth Portfolio A and International Core Growth Portfolio B.

          The various Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of the Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Master Trust offers shares of fifteen series (each a "Fund" and collectively the "Funds") to the Trust and other investment companies and institutional investors, including the Nicholas-Applegate International Core Growth Fund (the "International Core Growth Fund"), in which the International Core Growth Portfolios invest.


                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

          The following discussion supplements the discussion of the International Core Growth Portfolios' investment objective and policies as set forth in the Portfolios' Prospectus. As each International Core Growth Portfolio seeks to achieve its investment objective by investing all of its assets in the International Core Growth Fund, which has the same investment objective as the Portfolio, the following discussion describes the various investment policies and techniques employed by the International Core Growth Fund. There can be no assurance that the investment objective of the International Core Growth Fund or the International Core Growth Portfolios can be achieved.

PREFERRED STOCK

          Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES AND WARRANTS

          The International Core Growth Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

OTHER CORPORATE DEBT SECURITIES

          The International Core Growth Fund invests in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities. The Fund will not retain debt securities downgraded below investment grade in excess of 5% of its net assets.

RISKS OF INVESTING IN DEBT SECURITIES

          There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. In addition, the International Core Growth Fund's return on the debt securities in which it invests depends on the continuing ability of the issuers of such debt securities to meet their obligations for the payment of interest and principal when due.

SHORT-TERM INVESTMENTS

          The International Core Growth Fund may invest in any of the following securities and instruments:

          BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

          The Fund's holdings of instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

          As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

          In addition to purchasing certificates of deposit and bankers acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

          SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

          COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

          Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in Appendix A.

          Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

MONEY MARKET FUNDS

          The Fund may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition to the advisory and other fees paid by the Fund, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

GOVERNMENT OBLIGATIONS

          The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

          Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign
debt.   Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

VARIABLE AND FLOATING RATE INSTRUMENTS

          The Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Investment Adviser under guidelines established by the Master Trust's Board of Trustees to be of comparable quality at the time of the purchase and rated instruments eligible for purchase by the Fund. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulted on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN INVESTMENTS

          The International Core Growth Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depository receipts.

          The United States government has from time to time imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest substantially all of its assets in United States securities. In such event, the Board of

Trustees of the Trust would consider alternative arrangements, including reevaluation of the International Core Growth Portfolios' investment objective and policies, investment of all of the Portfolio's assets in another investment company with different investment objectives and policies than the Fund or hiring on investment adviser to manage the Portfolio's assets. However, the Portfolio would adopt any revised investment objective and fundamental policies only after approval by the shareholders holding a majority (as defined in the Investment Company Act) of the shares of the Portfolio.

          DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in the United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

          RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

          POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

          MARKET CHARACTERISTICS. The Investment Adviser expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where

Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

          Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

          TAXES. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

          COSTS. The expense ratio of the Fund is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

          In considering whether to invest in the securities of a foreign company, the Investment Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries, and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's assessment of prevailing market, economic and other conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

          PURCHASING PUT AND CALL OPTIONS. The International Core Growth Fund is authorized to purchase "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

          If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

          If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

          Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Investment Adviser believes there is an active secondary market to facilitate closing transactions.

          WRITING CALL OPTIONS. The International Core Growth Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

          The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally.
This requires different skills and techniques than predicting changes in the price of individual stocks.

          Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

          RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the corresponding Portfolio as a regulated investment company. See "Taxes."

          In addition, when trading options on foreign exchanges, many of the projections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

          DEALER OPTIONS. The International Core Growth Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FOREIGN CURRENCY OPTIONS

          The International Core Growth Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

          As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movement adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

          The International Core Growth Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FUTURES CONTRACTS AND RELATED OPTIONS

          The International Core Growth Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. The Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). The Fund will segregate cash, U.S. Governmental securities, or other high quality liquid debt or equity securities in a separate account with the Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

          No price is paid or received by the Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its Custodian an amount of cash, U.S. Government securities, or other high quality liquid debt or equity securities equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

          The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

          At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

          STOCK INDEX FUTURES CONTRACTS. The International Core Growth Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock

Exchange Composite Index on the New York Futures Exchange, and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited, and the Tokyo Stock Exchange.

          INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

          The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund's entering into a futures contract purchased for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          FOREIGN CURRENCY FUTURES CONTRACTS. The International Core Growth Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("EUC"). Other foreign currency futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

          To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser believes that over time, the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

          Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser may still not result in a successful hedging transaction over a very short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Successful use of futures by the Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

          OPTIONS ON FUTURES CONTRACTS. As described above, the International Core Growth Fund may purchase options on the futures contracts they can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

          Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

          RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS. The Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

          Upon the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

          These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Master Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

          The extent to which the Fund may enter into futures and options transactions may be limited by the Internal Revenue Code requirements for qualification of the International Core Growth Portfolio as a regulated investment company. See "Taxes."

REPURCHASE AGREEMENTS

          The International Core Growth Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

          The International Core Growth Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

          The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

          The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

          The International Core Growth Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

          The Trust has entered into a Credit Agreement on behalf of its various Portfolios with several banks and Chemical Bank, as administrative agent for the lenders, to borrow up to $50,000,000 from time to time for purposes of meeting shareholder redemption requests without the necessity of requiring the Funds to sell portfolio securities, at times when the Investment Adviser believes such sales are not in the best interests of the Portfolios' shareholders, in order to provide the Portfolios with cash to meet such redemption requests. The Credit Agreement expires on April 10, 1997, unless renewed by the parties.

          Under the Credit Agreement, each Portfolio may borrow, repay and reborrow amounts (collectively, the "Revolving Credit Loans") in increments of $50,000, provided the Revolving Credit Loans outstanding at any time aggregate at least $350,000 (the "Credit Facility"). The Trust will pay a commitment fee at the rate of 0.10% per annum of the average daily unused portion of the Credit Facility, and may at any time terminate the Credit Agreement or reduce the lenders' commitment thereunder in increments of $2,500,000.

          While outstanding, the Revolving Credit Loans will bear interest, fluctuating daily and payable monthly, at either of the following rates or a combination thereof, at the Trust's option: (i) at the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, plus 0.625% per annum; or (ii) the prime rate of interest of Chemical Bank. If, as a result of changes in applicable laws, regulations or guidelines with respect to the capital adequacy of any lender, the return on such lender's capital is reduced, the Trust may be required to adjust the rate of interest to compensate such lender for such reduction. Each Revolving Credit Loan is payable in thirty days, and may be prepaid at any time in increments of $100,000 without premium or penalty. No Portfolio is liable for repayment of a Revolving Credit Loan to any other Portfolio.

          The Credit Agreement contains, among other things, covenants that require each Portfolio to maintain certain minimum ratios of debt to net worth; limit the ability of the Trust to incur other indebtedness and create liens on its assets or guarantee obligations of others; merge or consolidate with, or sell its assets to, others; make material changes in its method of conducting business; make distributions to shareholders in excess of the requirements of Subchapter M of the Internal Revenue Code in the event of a default under the Credit Agreement; or make changes in fundamental investment policies. The Credit Agreement also contains other terms and conditions customary in such agreements, including various events of default.

LENDING PORTFOLIO SECURITIES

          The International Core Growth Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demand by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code.

SHORT SALES

          The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or has the right to acquire.

          In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

          Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          The extent to which the Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the International Core Growth Portfolio as a regulated investment company. See "Taxes."

ILLIQUID SECURITIES

          The International Core Growth Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Investment Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Master Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Investment Adviser has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.
In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

INVESTMENT TECHNIQUES AND PROCESSES

          The Investment Adviser's investment techniques and processes, which it has used in managing institutional portfolios for many years, are described generally in the Portfolios' prospectuses under "Investment Objectives and Policies -- Investment Techniques and Processes." In making decisions with respect to equity securities for the Fund, GROWTH OVER TIME-Registered Trademark- is the Investment Adviser's underlying goal. It's how the Investment Adviser built its reputation. Over the past ten years, the Investment Adviser has built a record as one of the finest performing investment managers in the United States. It has successfully delivered growth over time to many institutional investors, pension plans, foundations, endowments and high net worth individuals. The Investment Adviser's methods have proven their ability to achieve growth over time through a variety of investment vehicles.

          The Investment Adviser emphasizes growth over time through investment in securities of companies with earnings growth potential. The Investment Adviser's style is a "bottom-up" growth approach that focuses on the growth prospects of individual companies rather than on economic trends. It builds portfolios stock by stock. The Investment Adviser's decision-making is guided by three critical questions: Is there positive change? Is it sustainable? Is it timely? The Investment Adviser uses these three factors because it focuses on discovering positive developments when they first show up in an issuer's earnings, but before they are fully reflected in the price of the issuer's securities. The Investment Adviser is always looking for companies that are driving change and surpassing analysts' expectations. It seeks to identify companies poised for rapid growth. The Investment Adviser focuses on recognizing successful companies, regardless of their capitalizations or whether they are domestic or foreign.

          As indicated in the International Core Growth Portfolios' Prospectus, the Investment Adviser's techniques and processes include relationships with an extensive network of brokerage research firms located throughout the world. These analysts are often located in the same geographic regions as the companies they follow, have followed those companies for a number of years, and have developed excellent sources of information about them. The Investment Adviser does not employ in-house analysts other than the personnel actually engaged in managing investments for the Master Trust and the Investment Adviser's other clients. However, information obtained from a brokerage research firm is confirmed with other research sources or the Investment Adviser's computer-assisted quantitative analysis (including "real time" pricing data) of a substantial universe of potential investments.

          As indicated in the International Core Growth Portfolios' prospectus, the equity investments of the Fund are diversified, as with respect to at least 75% of the Fund's assets. The Fund may not invest more than 5% of its total assets in the equity securities of any one issuer. The equity securities of each issuer that are included in the investment portfolio of the Fund are purchased by the Investment Adviser in approximately equal amounts, and the Investment Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser sells the securities of one of the issuers currently included in the portfolio.


                             INVESTMENT RESTRICTIONS

          The Trust, on behalf of each International Core Growth Portfolio, and the Master Trust, on behalf of the International Core Growth Fund have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio or Fund, respectively (as defined in the Investment Company Act). Whenever an International Core Growth Portfolio is requested to vote on a change in the investment restrictions of the Fund, the Trust will hold a meeting of its shareholders and will cast its vote as instructed by the shareholders. If the investment restrictions of the Fund are changed, any International Core Growth Portfolio may withdraw its investment in the Fund if the Trust's Board of Trustees determines that withdrawal is in the best interests of the Portfolio and its shareholders, but only upon shareholder approval. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of the International Core Growth Portfolio's assets in another investment company with the same investment objective, policies and restrictions as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment objectives, policies and restrictions of the Portfolio described in the Portfolio's Prospectus and in this Statement of Additional Information.

          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

          Neither the International Core Growth Fund nor any International Core Growth Portfolio:

          1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Portfolio's or the Fund's total assets may be invested without regard to this restriction and a Portfolio will be permitted to invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio. This restriction also does not apply to investments by a Portfolio or the Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

          2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Portfolio will be permitted to invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio.

          3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Portfolio will be permitted to invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio. This restriction does not apply to investments by a Portfolio or the Fund in securities of the U.S. Government or its agencies and instrumentalities.

          4. May purchase or sell real estate. However, a Portfolio or the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

          5. May make loans of money, except that a Portfolio or the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Portfolio and the Fund each reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. May borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Portfolio or Fund will take prompt action to reduce its borrowings as required by applicable law.

          7. May pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit a Portfolio or the Fund from engaging in options, futures and foreign currency transactions.

          8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. May invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

          10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Portfolio or the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          11.  May invest in securities of other investment companies, except
(a) that a Portfolio may invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with the same investment objective policies and restrictions as the Portfolio; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving a Portfolio or the Fund.

          12. May issue senior securities, except that a Portfolio or the Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit a Portfolio or the Fund from engaging in short sales, options, futures and foreign currency transactions.

          13. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund or a Portfolio may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

          14. May purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets, (iii) not more than 25% of the Fund's net assets would be hedged, and (iv) not more than 25% of the Fund's net assets are used as cover for options written by the Fund.

OPERATING RESTRICTIONS

          As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust and the Master Trust, neither International Core Growth Portfolio nor the International Core Growth Fund:

          1. May invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Portfolio or the Fund may invest in the securities of companies which invest in or sponsor such programs.

          2. May purchase any security if as a result a Portfolio or the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) having a record of less than three years of continuous operation, except (a) that a Portfolio may invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Portfolio in compliance with the Investment Company Act or (b) as part of a merger, consolidation, acquisition or reorganization involving a Portfolio or the Fund.

          3. May purchase securities of any issuer if any officer or trustee of a Portfolio or the Fund, or any officer or director of ICAC, the Distributor, or the Investment Adviser, owning more than 1/2 of 1% of the outstanding securities of such issuer, own in the aggregate more than 5% of the outstanding securities of such issuer.

          4. May lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

          5. May invest in warrants, valued at the lower of cost or market, in excess of 5% of the market value of a Portfolio's or the Fund's net assets, or in excess of 2% of the market value of a Portfolio's or the Fund's net assets if such warrants are not listed on the New York Stock Exchange or the American Stock Exchange, as of the date of investment.

BLUE SKY RESTRICTIONS

          In order to permit the sale of shares of the Portfolios in certain states, the Boards of Trustees of the Trust and the Master Trust may, in their sole discretion, adopt additional restrictions on investment policies more restrictive than those described above. Should either of such Boards determine that any such restrictive policy is no longer in the best interests of such respective Trust or its investors, the Trust may cease offering shares of the Portfolios in the state involved and the Boards of Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Boards of Trustees may, at their sole discretion, revoke such policy.

          The Master Trust has agreed in connection with certain undertakings given by the Trust to the State of South Dakota, that (i) the Fund will not invest more than 10% of its total assets in interests in real estate investments trusts, (ii) the Fund will not invest more than 15% of its total assets in equity securities of issuers which are not readily marketable, in securities of issuers which any Portfolio or the Fund is restricted from selling without registration under the Securities Act (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined by the Master Trust's Board of Trustees to be liquid based upon the trading markets for the securities), and securities of unseasoned issuers referred to in restriction 2 above (these restrictions will not affect the ability of the Portfolios to invest in securities of the Fund or other diversified, open-end management investment companies with the same investment objectives, policies and restrictions as the Portfolios), and (iii) the Master Trust will provide adequate notice to the Trust of changes in such restrictions to enable the Trust to provide at least 30 days advance notice of such changes to its shareholders.

          The Master Trust has agreed, in connection with certain undertakings given by the Trust to the State of Ohio, that the Fund will not invest more than 50% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including without limitation securities issued pursuant to Rule 144A under the Securities Act of
1933).


                         TRUSTEES AND PRINCIPAL OFFICERS

TRUST

          The names and addresses of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

          FRED C. APPLEGATE, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES. 885 La Jolla Corona Court, La Jolla, California. President, Hightower Management Co., a financial management firm (since January 1992); formerly President, Nicholas-Applegate Capital Management (from August 1984 to December 1991).
Mr. Applegate's interests in Nicholas-Applegate Capital Management, Inc., the general partner of the Investment Adviser, were acquired by Mr. Nicholas in 1991 and 1992.

          ARTHUR B. LAFFER, TRUSTEE.*/  5405 Morehouse Drive, Suite 340,
San Diego, California. Chairman, A.B. Laffer, V.A. Canto & Associates, an economic consulting firm (since 1979); Chairman, Laffer Advisers Incorporated, economic consultants (since 1981); Director, Nicholas-Applegate Fund, Inc. (since 1987); Director, U.S. Filter Corporation (since March
1991), MasTec Inc., construction (since 1994), and Coinmach Laundry Corporation (since 1996); Chairman, Calport Asset Management, Inc. (since
1992); formerly Distinguished University Professor and Director, Pepperdine University (from September 1985 to May 1988) and Professor of Business Economics, University of Southern California (1976 to 1984). Mr. Laffer is considered to be an "interested person" of the Trust because A.B. Laffer, V.A. Canto & Associates or its affiliates received $100,000 in 1995 and $100,000 in 1996 from the Investment Adviser as compensation for consulting services provided from time to time to the Investment Adviser.

          CHARLES E. YOUNG, TRUSTEE. UCLA, 2147 Murphy Hall, Los Angeles, California. Chancellor, UCLA (since 1968); Trustee, Nicholas-Applegate Growth Equity Fund; Director, Intel Corp. (since 1974), Academy of Television Arts and Sciences Foundation (since October 1988), Los Angeles World Affairs Council (since 1977) and Town Hall of California (since 1982).

          JOHN D. WYLIE, PRESIDENT. Partner (since January 1994), Chief Investment Officer - Investor Services Group (since December 1995), and Portfolio Manager (since January 1990), Nicholas-Applegate Capital Management. Mr. Wylie is also the President of the Master Trust.

          THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER.  Partner (since January
1996) and Chief Financial Officer, Nicholas-Applegate Capital Management (since January 1993), and Chief Financial Officer, Nicholas-Applegate Securities (since January 1993); formerly Chief Financial Officer, Aurora Capital Partners/WSGP Partners L.P., an investment partnership (from November 1988 to January 1993), and Vice President and Controller, Security Pacific Merchant Banking Group (from November 1986 to November 1988). Mr. Pindelski is also the Chief Financial Officer of the Master Trust.

          PETER J. JOHNSON, VICE PRESIDENT. Partner and Director, Client Services/Marketing, Nicholas-Applegate Capital Management (since January 1992) and Vice President, Nicholas-Applegate Securities (since December 1995); formerly, Marketing Director, Pacific Financial Asset Management Company, an investment management firm (from July 1989 to December 1991), and Senior Marketing Representative, Fidelity Investments Institutional Services (from August 1987 to July 1989). Mr. Johnson is also the Vice President of the Master Trust.

          E. BLAKE MOORE, JR., SECRETARY. General Counsel and Secretary, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since
1993); formerly Attorney, Luce, Forward, Hamilton and Scripps (from 1989 to
1993).  Mr. Moore is also the Secretary of the Master Trust.

          Each Trustee of the Trust who is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee of the Trust, and $1,000 for each meeting attended ($2,000 per Committee meeting for Committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

          The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 1996, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):







                                      Pension or                            Total
                                      Retirement                            Compensation
                        Aggregate     Benefits Accrued    Estimated Annual  from Trust and
                        Compensation  as Part of Trust    Benefits Upon     Trust Complex
Name                    from Trust    Expenses            Retirement        Paid to Trustee
--------------------------------------------------------------------------------------------------
Fred C. Applegate        $15,000       None               N/A                $29,000  (45*)

Arthur B. Laffer         $15,500       None               N/A                $31,500  (45*)

Charles E. Young         $15,000       None               N/A                $31,500  (45*)


*  Indicates total number of funds in Trust complex, including the Portfolio.


MASTER TRUST

          The names and addresses of the Trustees and principal officers of the Master Trust, including their positions and principal occupations during the past five years, are shown below. The positions and principal occupations of the officers during the past five years, are set forth above. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

          ARTHUR E. NICHOLAS, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES.*/ Managing Partner and Chief Investment Officer, Nicholas-Applegate Capital Management (since 1984), and Chairman / President Nicholas-Applegate Securities. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company, since 1987.

          DANN V. ANGELOFF, TRUSTEE. 727 West Seventh Street, Los Angeles, California. President, The Angeloff Company, corporate financial advisers (since 1976); Trustee, Nicholas-Applegate Fund, Inc. (since 1987); Trustee (1979 to 1987) and University Counselor to the President (since 1987), University of Southern California; Director, Public Storage, Inc., a real estate investment trust (since 1980), SEDA Specialty Packaging, Inc. (since 1993) and Bonded Motors, Inc., an automotive engine remanufacturer (since 1996).

          WALTER E. AUCH, TRUSTEE.*/ 6001 North 62nd Place, Paradise Valley, Arizona. Director, Geotech Communications, Inc., a mobile radio communications company (since 1987); Fort Dearborn Fund (since 1987), Brinson Funds (since
1994), Smith Barney Trak Fund (since 1992), registered investment companies; Pimco Advisors, L.P., an investment manager (since 1994); and Banyan Realty Fund (since 1987), Banyan Strategic Land Fund (since 1987), Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage Fund (since 1988), real estate investment trusts. Formerly Chairman and Chief Executive Officer, Chicago Board Options Exchange (1979 to 1986) and Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until 1979). Mr. Auch is considered to be an "interested person" of the Master Trust under the 1940 Act because he is a director of a company which has a broker-dealer subsidiary.

          THEODORE J. COBURN, TRUSTEE. 17 Cotswold Road, Brookline, Massachusetts. Partner, Brown Coburn & Co., an investment banking firm (since
1991) and research associate, Harvard Graduate School of Education (since 1996); Director, Nicholas-Applegate Fund, Inc. (since 1987), Emerging Germany Fund (since 1991), Moovies, Inc. (since 1995). Formerly Managing Director of Global Equity Transactions Group and member of Board of Directors, Prudential Securities (from 1986 to June 1991).

          DARLENE DEREMER, TRUSTEE.*/ 155 South Street, Wrentham, Massachusetts. President and Founder, DeRemer Associates, a marketing consultant for the financial services industry (since 1987); Vice President, PBHG Funds, Inc. (since 1995); formerly Vice President and Director, Asset Management Division, State Street Bank and Trust Company (from 1982 to 1987), and Vice President, T. Rowe Price & Associates (1979 to 1982); Director, Nicholas-Applegate Strategic Opportunities Ltd. (since 1994), Nicholas-Applegate Securities International (since 1994), Jurika & Voyles Fund Group (since 1994) and King's Wood Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since 1995). Ms. DeRemer is considered to be an "interested person" of the Master Trust under the 1940 Act because DeRemer Associates received $100,736 in 1995 and $54,247 in 1994 from the Investment Adviser as compensation for consulting services provided in connection with its institutional business.

          GEORGE F. KEANE, Trustee. 450 Post Road East, Westport, Connecticut. President Emeritus and Senior Investment Adviser, The Common Fund, a non-profit investment management organization representing educational institutions (since
1993), after serving as its President (from 1971 to 1992); Member of Investment Advisory Committee, New York State Common Retirement Fund (since 1982); Director and Chairman of the Investment Committee, United Negro College Fund (since
1987); Director, United Educators Risk Retention Group (since 1989); Director, RCB Trust Company (since 1991); Director, School, College and University Underwriters Ltd. (since 1986); Trustee, Fairfield University (since 1993); Director, The Bramwell Funds, Inc. (since 1994); Chairman of the Board, Trigen Energy Corporation (since 1994); Director, Universal Stainless & Alloy Products, Inc. (since 1994). Formerly President, Endowment Advisers, Inc. (from August 1987 to December 1992).

          JOHN D. WYLIE, PRESIDENT.

          THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER.

          PETER J. JOHNSON, VICE PRESIDENT.

          E. BLAKE MOORE, JR., SECRETARY.

          Each Trustee of the Master Trust who is not an officer or affiliate of the Master Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee of the Master Trust, and $1,000 for each meeting attended ($2,000 per Committee meeting for Committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

          The following table sets forth the aggregate compensation paid by the Master Trust for the fiscal year ended March 31, 1996, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Master Trust's board and that of all other funds in the "Master Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):




                                                                                     Total
                                            Pension or                               Compensation
                          Aggregate         Retirement                               from Master
                          Compensation      Benefits Accrued     Estimated Annual    Trust and Master
                          from Master       as Part of Master    Benefits Upon       Trust Complex
 Name                     Trust             Trust Expenses       Retirement          Paid to Trustee
--------------------------------------------------------------------------------------------------------
Dann V. Angeloff            $15,500         None                  N/A                   $32,500 (13*)

Walter E. Auch              $15,000         None                  N/A                   $15,000 (12*)

Theodore J. Coburn          $15,000         None                  N/A                   $29,000 (13*)

Darlene Deremer             $15,000         None                  N/A                   $15,000 (12*)

George F. Keane             $15,000         None                  N/A                   $15,000 (12*)




* Indicates total number of funds in Master Trust complex, including the Master Trust Portfolio.
                               INVESTMENT ADVISER

          The Trust has not engaged the services of an investment adviser because its Portfolios invest all of their assets in corresponding Funds. The Investment Adviser to the Master Trust is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

          The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Mr. Nicholas.

          The Investment Adviser currently has fourteen partners (including Mr. Nicholas) who manage a staff of approximately 350 employees, including 28 portfolio managers.

          Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all partners' and employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading having been adopted.

THE INVESTMENT ADVISORY AGREEMENT

          Under the Investment Advisory Agreement between the Master Trust and the Investment Adviser with respect to the International Core Growth Fund, the Master Trust retains the Investment Adviser to manage the International Core Growth Fund's investment portfolio, subject to the direction of the Master Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts.

          The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the International Core Growth Fund or the Master Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Master Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Master Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Master Trust or its investors by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

          The Investment Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act of 1940). The Investment Advisory Agreement may be terminated with respect to the International Core Growth Fund by the Master Trust (by the Board of Trustees of the Master Trust or vote of a majority of the outstanding voting securities of the International Core Growth Fund, as defined in the Investment Company Act) or the Investment Adviser upon not more than 60 days' written notice, without payment of any penalty. The Investment Advisory Agreement provides that it will continue in effect with respect to the International Core Growth Fund only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

EXPENSE LIMITATION

          Under the Investment Advisory Agreement, the Investment Adviser has agreed to defer its fees, and to absorb other expenses of each International Core Growth Portfolio (including administrative fees and distribution expenses for the Portfolio, and the Portfolio's allocable share of the operating expenses of the Fund, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, organizational expenses and other capitalized expenditures and extraordinary expenses), to ensure that the operating expenses for the Portfolio do not exceed the following percentage of the average net assets of such Portfolio through March 31, 1998: International Core Growth Portfolio A - 1.95%; International Core Growth Portfolio B - 2.60%; International Core Growth Portfolio C - 2.60%.

                                 ADMINISTRATORS

          The principal administrator of the Trust is Investment Company Administration Corporation ("ICAC"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

          Pursuant to an Administration Agreement with the Trust, ICAC is responsible for performing all administrative services required for the daily business operations of the Trust, subject to the supervision of the Board of Trustees of the Trust. ICAC has no supervisory responsibility over the investment operations of the Portfolios. The management or administrative services of ICAC for the Trust are not exclusive under the terms of the Administration Agreement and ICAC is free to, and does, render management and administrative services to others. ICAC also serves as the Administrator for the Master Trust.

          For its services, ICAC receives under the Administration Agreement $35,000 for each grouping of five similar portfolios (e.g., Core Growth Portfolio A, Portfolio B, Portfolio C, Institutional and Qualified Portfolios), $25,000 for each grouping of three similar portfolios, $20,000 for each grouping of two similar portfolios and $5,000 for one portfolio. As a result, ICAC currently receives aggregate compensation at the rate of $250,000 per year for all of the series of the Trust. Such fees will be allocated among the series in each grouping based on relative net asset values. For its services to the Master Trust, ICAC receives, pursuant to an Administration Agreement, a monthly fee at the following annual rates: 0.05% on the first $100 million of aggregate net assets of the Funds, 0.04% on the next $150 million, 0.03% on the next $300 million, 0.02% on the next $300 million, and 0.01% on the portion of the aggregate net assets of the Funds in excess of $850 million. ICAC will receive a minimum of $150,000 per year allocated among the Funds based on average net assets.

          In connection with its management of the corporate affairs of the Trust, ICAC pays the salaries and expenses of all its personnel and pays all expenses incurred in connection with managing the ordinary course of the business of the Trust, other than expenses assumed by the Trust as described below.

          Under the terms of the Administration Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of their assets, (b) the fees and expenses of Trustees and officers of the Trust who are not affiliated with ICAC or the Investment Adviser, (c) out-of-pocket travel expenses for the officers and Trustees of the Trust and other expenses of Board of Trustees' meetings, (d) the fees and certain expenses of the Custodian, (e) the fees and expenses of the Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Trust's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to Trustees and officers of the Trust in connection with securities transactions, (h) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (i) the fees of any trade association of which the Trust may be members, (j) the cost of maintaining the Trust's existence, taxes and interest, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying their shares under state securities laws, including the preparation and printing of the Trust's registration statement, prospectuses and statements of additional information, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Trust, and (o) expenses assumed by the Trust pursuant to any plan of distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

          The Administration Agreement provides that ICAC will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from ICAC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement will terminate automatically if assigned, and may be terminated without penalty by ICAC or the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company
Act), upon 60 days' written notice. The Administration Agreement will continue in effect only so long as such continuance is specifically approved at least annually.

          Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is responsible for providing all administrative services which are not provided by ICAC or by the Trust's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. These services are comprised principally of assistance in coordinating with the Trust's various service providers, providing certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other service providers, calculating performance data, providing various reports to the Board of Trustees, and assistance in preparing reports, prospectuses, proxy statements and other shareholder communications. The Agreement contains provisions regarding liability and termination similar to those of the Administration Agreement.


                                   DISTRIBUTOR

          Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Portfolios. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of the Investment Adviser.

DISTRIBUTION AGREEMENT

          Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of shares of the Portfolios, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

          Sales charges on sales of Series A Portfolio shares are payable only with respect to purchase of less than $1,000,000. However, the Distributor pays an initial commission to broker-dealers and others on purchases of the Series A Portfolio of $1 million or more, and on purchases made at net asset value by certain retirement plans. See "Purchase and Redemption of Portfolio Shares -- Dealer Commissions."

DISTRIBUTION PLAN

          Under a plan of distribution for the Trust with respect to the Series A Portfolio, Series B Portfolio and Series C Portfolio (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act and distribution agreement (the "Distribution Agreement"), the Distributor incurs the expense of distributing shares of the Portfolios. The Distribution Plan provides for compensation to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing shares of the Portfolios. The Distributor is paid for: (a) expenses incurred in connection with advertising and marketing shares of the Portfolios including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Portfolios' prospectus and statement of additional information.

          The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority vote of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and have no direct or indirect interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to any Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the Portfolio. The Distribution Plan my not be amended to increase materially the amounts to be paid by a Portfolio for the services described therein without approval by the shareholders of the Portfolio, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.
A Portfolio will not be contractually obligated to pay expenses incurred under the Distribution Plan if the Plan is terminated or not continued with respect to the Portfolio.

          Under the Distribution Plan, the Distributor is compensated for distribution-related expenses with respect to the Portfolios at the following annual rates, payable monthly, based on the average daily net assets of each
Portfolio: for the Series A Portfolio, 0.25%; for the Series B and C Portfolios, 0.75%. The Distributor recovers the distribution expenses it incurs through the receipt of compensation payments from the Trust under the Distribution Plan and the receipt of that portion of initial sales charges on purchases of shares of the Portfolios remaining after the Distributor's reallowance to selected dealers.

          If the Distributor incurs expenses greater than the maximum distribution fees payable under the Distribution Plan, as described above, with respect to a Portfolio, the Portfolio will not reimburse the Distributor for the excess in the subsequent fiscal year. However, because the Distribution Plan is a "compensation-type" plan, the distribution fees are payable even if the Distributor's actual distribution related expenses are less than the percentages described above.

          The Distributor pays broker-dealers and others out of its distribution feesquarterly trail commissions of up to the following annual percentages of the average daily net assets attributable to shares of respective Portfolios held in the accounts of their customers: 0.25% for the Series A and B Portfolios.

SHAREHOLDER SERVICE PLAN

          The Trust has also adopted a Shareholder Service Plan with respect to the Portfolios. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of 0.10% of the Series A Portfolio's average daily net assets and 0.25% of each Series B and C Portfolio's average daily net assets, for certain shareholder service expenses provided by the Distributor and fees paid to broker-dealers and others for the provision of support services to their clients who are beneficial owners of shares of the Portfolios.

          Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in Portfolio shares; processing dividend and distribution payments from the Portfolios on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in Portfolio shares; providing the information to the Portfolios necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption request from clients; assisting clients in changing dividend options, account designations and addresses; and providing other similar services.

          The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees"), cast in person or at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will become effective only upon the approval by a majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to any Portfolio at any time, without penalty, by the Board.

          Under the Shareholder Service Plan, the Distributor pays broker-dealers and others an account servicing fee of up to 0.25% annually of the average daily net assets of the Series C Portfolio attributable to shares in the accounts of their customers, as compensation for providing certain shareholder-related services.

MISCELLANEOUS

          Pursuant to the Distribution Plan and Shareholder Service Plan, the Board of Trustees will review at least quarterly a written report of the distribution and service expenses incurred on behalf of shares of the Portfolios by the Distributor. The report will include an itemization of the distribution and service expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the Trustees who are not interested persons of the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Master Trust's Board of Trustees, the Investment Adviser is primarily responsible for the execution of the International Core Growth Fund's portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invest may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of the Master Trust.

          The International Core Growth Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Portfolios or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Master Trust, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commission on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Master Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

          Although investment decisions for the Master Trust are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the International Core Growth Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.


                   PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

          Shares of the Portfolios may be purchased and redeemed at their net asset value without initial or deferred sales charge by former partners of Whitehall Partners and Coventry Partners, California limited partnerships, who received shares of the Core Growth Institutional Portfolio and Income & Growth Institutional Portfolio, respectively, in the reorganization and conversion of such partnerships into such Portfolios. Similarly, shares of the Portfolios may be purchased and redeemed at their net asset value without any initial or deferred sales charge by former partners and participants of Stratford Partners and Nicholas-Applegate Emerging Growth Pooled Trust who received shares of the Emerging Growth Institutional Portfolio in the reorganization and conversion of such partnerships and pooled trust into such Portfolio. Payment for shares redeemed will not be made more than seven days after receipt of a written or telephonic request in appropriate form, except as permitted by the 1940 Act and the rules thereunder.

          The price paid for purchase and redemption of shares of the Portfolios is based on the net asset value per share, which is calculated once daily at the close of trading (currently 4:00 P.M. New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by the Transfer Agent prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Portfolios' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Portfolios.

REDUCED SALES CHARGES

          Sales charges on purchases of Series A Portfolio shares are subject to a reduction in certain circumstances, as indicated in the Prospectus for the Series A Portfolio.

          RIGHTS OF ACCUMULATION. The Series A Portfolio makes available to its shareholders the ability to aggregate the value (at the current maximum offering price on the date of the purchase) of their existing holdings of all Series A Portfolio shares to determine the reduced sales charge, provided the shares are held in a single account. The value of existing holdings for the purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus sales charge) as of the previous business day. The Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

          CONCURRENT PURCHASES. Purchasers may combine concurrent purchases of shares of two or more Series A Portfolios to qualify for a reduced sales charge. If the shares of the Portfolios purchased concurrently are subject to different sales charges, the concurrent purchases are aggregated to determine the reduced sales charge applicable to each Portfolio purchased, and each separate reduced sales charge is imposed on the amount of shares purchased for that Portfolio.

          To illustrate, suppose an investor concurrently purchases $40,000 of the Series A International Core Growth Portfolio and $20,000 of the Series A Government Income Portfolio, for an aggregate concurrent purchase of $60,000. Because the sales charges are reduced for purchases of $50,000 or more and because concurrent purchases can be combined, the applicable sales charge imposed on the $40,000 purchase of shares of the International Core Growth Portfolio would be reduced to 4.50% (from 5.25%), and the sales charge imposed on the concurrent $20,000 purchase of shares of the Government Income Portfolio would be reduced to 4.00% (from 4.75%).

          LETTER OF INTENT. Reduced sales charges are available to purchasers of Series A Portfolio shares who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of shares of the Series A Portfolios, provided the shares are held in a single account. All shares of the Series A Portfolios which were previously purchased and are still owned are also included in determining the applicable reduction. The Letter of Intent privilege may be withdrawn by the Distributor or the Transfer Agent for future purchases upon receipt of information that any shares subject to the Letter of Intent have been transferred or redeemed during the 13-month period.

          A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments of a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Investors should refer to their Letter of Intent when placing orders for shares of a Series A Portfolio. During the 13-month period, an investor may increase his or her Letter of Intent goal and all subsequent purchases will be treated as a new Letter of Intent except as to the 13-month period, which does not change. The sales charge paid on purchases made before the increase to the Letter of Intent goal will be retroactively reduced at the end of the period.

          Shares of the Series A Portfolio totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. Any dividends and capital gains distributions on the escrowed shares will be paid to the investor or as otherwise directed by the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal. Upon completion of the Letter of Intent goal within the 13-month period, the escrowed shares will be promptly delivered to the investor or as otherwise directed by the investor.

          The Letter of Intent does not obligate the investor to purchase, or the Series A Portfolio to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid within 20 days after written request, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the redemption or liquidation proceeds are inadequate to cover the differences, investors will be liable for the extent of the inadequacy. By executing the Letter of Intent, investors irrevocably appoint the Transfer Agent as attorney in fact with full power of substitution to surrender for redemption any or all escrowed shares. If the goal Letter of Intent is exceeded in an amount which qualified for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the 13-month period.

DEALER COMMISSIONS

          The following commissions will be paid by the Distributor to dealers who initiate and are responsible for purchases of Portfolio shares of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with 50 or more eligible employees. Such commissions are paid twice monthly at the following annual rates:

                                                  Current Market Value
                                                  of Accounts at
               Commission Rate                    Time of Purchase
               ---------------                    ------------------
                    1.00%                    $1,000,000 up to $2,000,000
                     .80%                    over $2,000,000 up to $5,000,000
                     .50%                    over $5,000,000 up to $25,000,000
                     .25%                    over $25,000,000


                              SHAREHOLDER SERVICES

SHAREHOLDER INVESTMENT ACCOUNT

          Upon the initial purchase of shares of the International Core Growth Portfolio, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of the Account.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

          For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each International Core Growth Portfolio at net asset value. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

          Under the Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in shares of an International Core Growth Portfolio on a monthly or quarterly basis on any day of the month or quarter by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Participation in the Plan will begin within 30 days after receipt of the account application. If the investor's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the investor's Plan may be terminated and the related investment reversed. The investor may change the amount of the investment or discontinue the Plan at any time by writing to the Transfer Agent. Further information about this program and an application form can be obtained from the Transfer Agent or the Distributor.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          A shareholder in an International Core Growth Portfolio may elect to cross-reinvest dividends or dividends and capital gain distributions paid by the Portfolio into any other Institutional Portfolio (the "receiving Portfolio") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Portfolio(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Portfolio equals or exceeds that Portfolio's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Portfolio is below that receiving Portfolio's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Portfolio must be automatically reinvested in the receiving Portfolio, (iii) there is no cross-reinvestment, and
(iv) if this privilege is discontinued with respect to a particular receiving Portfolio, the value of the account in that receiving Portfolio must equal or exceed the receiving Portfolio's minimum initial investment requirement or the receiving Portfolio will have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

          The Transfer Agent arranges for the redemption by the International Core Growth Portfolio of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REDEMPTION IN KIND

          The Trust intends to pay in cash for all shares of an International Core Growth Portfolio redeemed, but when the Master Trust makes payment to the Portfolio in readily marketable investment securities, the Trust reserves the right to make payment wholly or partly in shares of such securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder or record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.


                                 NET ASSET VALUE

          The net asset value of a share of an International Core Growth Portfolio is calculated by dividing (i) the value of the securities held by the Portfolio (I.E., the value of its investments in the International Core Growth
Fund), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of shares of the Portfolio outstanding. The net asset value of an interest in the International Core Growth Fund is calculated in the same manner. The value of the investments and assets of the Portfolio or the Fund is determined each business day.

          Investment securities, including ADRs, that are traded on a domestic or foreign stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

          In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Boards of Trustees of the Trust and the Master Trust will reconsider the time at which net asset value is computed. In addition, the asset value of an International Core Growth Portfolio or the International Core Growth Fund may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

          Long-term debt obligations are valued at the quoted bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Investment Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by an International Core Growth Portfolio or the International Core Growth Fund is more than 60 days, unless this is determined by the Board of Trustees of the Master Trust not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.

          U.S. Government securities are traded in the over-the-counter market and are valued at the last available bid price, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

          Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and asked prices, as the case may be, as of 4:00 p.m. New York time.

          Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Master Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

          Securities and assets for which market quotations are not readily available, or for which the Master Trust's Board of Trustees or persons designated by the Board determine that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Master Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

          The Master Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Master Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Fund to do so.

                                      TAXES

MASTER TRUST'S TAX STATUS

          The International Core Growth Fund will be treated as a partnership rather than as a regulated investment company or a corporation under the Internal Revenue Code (the "Code"). As a partnership under the Code, any interest, dividends and gains or losses of the Master Trust attributable to the Fund will be deemed to have been "passed through" to the Trust and other investors in such Fund, regardless of whether the interest, dividends or gains have been distributed by the Fund or such losses have been realized and recognized by the Trust and other investors. Therefore, to the extent the Fund were to accrue but not distribute any interest, dividends or gains, the Trust and other investors in the Fund would be deemed to have realized and recognized their proportionate shares of interest, dividends, gains or losses realized and recognized by the Fund without receipt of any corresponding distribution. However, the Master Trust will seek to minimize recognition by investors in the Fund of interest, dividends, gains or losses allocable to the Fund without a corresponding distribution.

REGULATED INVESTMENT COMPANY

          The Trust has elected to qualify each International Core Growth Portfolio as a regulated investment company under Subchapter M of the Code, and intends that the Portfolio will remain so qualified.

          As a regulated investment company, an International Core Growth Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, certain foreign currencies and certain options, futures, and forward contracts on foreign currencies held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or foreign government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short term capital gains in excess of net long term capital losses) each taxable year.

          The International Core Growth Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of its income in compliance with these requirements and anticipate that it will not be subject to the excise tax.

          Dividends paid by an International Core Growth Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Portfolio is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by a Portfolio will be eligible for the dividends received deduction only if the Portfolio and International Core Growth Fund have satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Portfolio for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

          Under the Code, any distributions designated as being made from net capital gains are taxable to an International Core Growth Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.

          Any loss realized on a sale, redemption or exchange of shares of an International Core Growth Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

          A shareholder who acquires shares of an International Core Growth Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio if the shareholder acquires shares in the Portfolio pursuant to a reinvestment right that reduces the sales charges in the subsequent acquisition of shares.


SPECIAL TAX CONSIDERATIONS

          U.S. GOVERNMENT OBLIGATIONS. Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided that certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Trust will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from an International Core Growth Portfolio is considered tax exempt in their particular states.

          SECTION 1256 CONTRACTS. Many of the futures contracts and forward contracts used by the International Core Growth Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

          STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the International Core Growth Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by an International Core Growth Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to shareholders.

          The International Core Growth Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because applications of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

          The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to an International Core Growth Portfolio's and the International Core Growth Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

          SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the International Core Growth Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency and on disposition of certain futures attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of an International Core Growth Portfolio's investment company taxable income to be distributed to the shareholders.

          FOREIGN TAX. Income received by the International Core Growth Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the International Core Growth Portfolios' shareholders the amount of foreign income and similar taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of an International Core Growth Portfolio's taxable year whether the foreign taxes paid by the International Core Growth Fund will be "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the International Core Growth Fund's income will flow through to shareholders of the Portfolio. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

          SHORT SALES. Generally capital gain or loss realized by the Fund in a short sale may be long-term or short-term depending on the holding period of the short position. Under a special rule, however, the capital gain will be short-term gain if (1) as of the date of the short sale, the Fund owned property for the short-term holding period that was substantially identical to that which the Fund used to close the sale or (2) after the short sale and on or before its closing, the Fund acquired substantially similar property. Similarly, if property substantially identical to that sold short was held by the Fund for the long-term holding period as of the date of the short sale, any loss on closing the short position will be long-term capital loss. These special rules do not apply to substantially similar property to the extent such property exceeds the property used by the Fund to close its short position.

          ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the International Core Growth Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includible in income with respect to certain high-yield corporation debt securities may be treated as a dividend for Federal income tax purposes.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the International Core Growth Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

          Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the International Core Growth Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to the debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          Each International Core Growth Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the International Core Growth Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

          CONTRIBUTION LIMITS. Payments made to the Trust, by the employer sponsoring a qualified profit-sharing plan (the "plan") which invests in an International Core Growth

Portfolio, of such plan's pro rata share of the fees charged by the Investment Adviser for management of the assets of the Portfolio invested in the International Core Growth Fund, may be treated as an employer "contribution" to the plan under Sections 404 and 415 of the Code. Contributions to a qualified retirement plan are subject to limitations under Sections 404 and 415 of the Code. Generally, Section 404(a)(3) of the Code limits an employer's contribution to the plan to an amount not exceeding 15% of the compensation paid to all plan participants during the year, and Section 415 of the Code limits the total contributions made by both the employer and the participants. Contributions in excess of these limits may not be deducted by the employer and may result in an excise tax on the employer equal to 10% of the non-deductible contributions. In addition, the plan may become disqualified. Shareholders should consult with their own tax and retirement plan advisers regarding this issue.

OTHER TAX INFORMATION

          An International Core Growth Portfolio may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

          The Trust may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Trust and of shareholders of an International Core Growth Portfolio with respect to distributions by the Portfolio may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                             PERFORMANCE INFORMATION

          The Trust may from time to time advertise the total return for each International Core Growth Portfolio. Any performance information should be considered in light of the Portfolio's and the International Core Growth Fund's investment objectives and policies, characteristics and quality of the its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

TOTAL RETURN

          The total return for the Portfolio is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Portfolio over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.

          Total return is computed according to the following formula:

                            n
                    P(1 + T)  = ERV

Where:      P =     a hypothetical initial payment of $1,000.
            T =     average annual total return.
            n =     number of years.
          ERV =     ending redeemable value at the end of the period (or
                    fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

COMPARISON TO INDICES AND RANKINGS

          Performance information for each International Core Growth Portfolio may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Price Index, the Dow Jones Industrial Average, and indices prepared by Lipper Analytical Services. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

          Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, standardized yield, variations in sales charges and risk/reward considerations.


               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as Custodian for the portfolio securities and cash of the Portfolio and Fund and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Trust and Master Trust. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, an affiliate of the Custodian, provides additional accounting services to the Portfolio and Fund.

          State Street Bank and Trust Company, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts, 02171, serves as the Transfer and Dividend Disbursing Agent for the Portfolio and Fund. The Transfer Agent provides customary transfer agency services to the Trust and Master Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

          The Charles Schwab Trust Company, 101 Montgomery Street, San Francisco, California 94104, serves as co-transfer agent for shares of the Portfolio. The following act as sub-transfer agents for the Portfolio:
Financial Data Services, Inc., 4800 Deer Lake Drive, 2nd Floor, Jacksonville, Florida 32246; William M. Mercer Plan Participant Services, Inc. 1417 Lake Cook Road, Deerfield, Illinois 60015; and Schwab Retirement Plan Services, Inc., 101 Montgomery Street, San Francisco, California 94104.

          Ernst & Young, L.L.P., 515 S. Flower Street, Los Angeles, California 90071, serves as the independent accountants for the Trust and Master Trust, and in that capacity examines the annual financial statements of the Trust and Master Trust.

          Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust and Master Trust. It also acts as counsel for the Investment Adviser and Distributor.


                                  MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

          The Trust is currently comprised of 52 series of shares -- nine A Portfolios, nine B Portfolios, nine C Portfolios, fifteen institutional Portfolios, one Money Market Portfolio and nine Qualified Portfolios.

          VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected Portfolio(s) unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate. For example, a change in an International Core Growth Portfolio's fundamental investment policies would be voted upon only by shareholders of that Portfolio, as would the approval of any advisory or distribution contract for the Portfolio. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by the shareholders of the Trust voting without regard to Portfolio.

          As used in the International Core Growth Portfolios' Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

          Whenever a Portfolio or the Trust is requested to vote on a matter with respect to the Master Trust, the Trust will hold a meeting of its shareholders and will cast its votes as instructed by such shareholders and, in the case of a matter affecting only a specific Fund, as instructed by the shareholders of the corresponding Portfolio(s).

          The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

          Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to such Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATIONS OF TRUST

          In accordance with Delaware law and in connection with the tax treatment sought by the Master Trust, the Master Trust's Declaration of Trust provides that its investors will be personally and jointly and severally responsible (with rights of contribution INTER SE in proportion to their respective ownership interests in the Master Trust) for the Master Trust's liabilities and obligations in the event that the Master Trust fails to satisfy such liabilities and obligations. However, to the extent assets are available from the Master Trust, the Master Trust will indemnify each investor from any claim or liability to which the investor may become subject solely by reason of his or her having been an investor to the extent such claim or liability imposes on the investor an obligation or liability which is greater than his or her proportionate ownership interest in the Master Trust, and will reimburse the investor for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability.

          The Declarations of Trust of both the Trust and Master Trust provide that obligations of the Trust and the Master Trust are not binding upon their respective Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trusts or their respective investors for any action or failure to act, but nothing in the Declarations of Trust protect a Trustee, officer, employee or agent against any liability to the trusts or their respective investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declarations of Trust also provide that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Portfolio or Fund shall be enforceable against the assets and property of such Portfolio or Fund only (and, in the case of the Fund, its investors), and not against the assets or property of any other Portfolio or Fund (or in the case of the Portfolio, the investors therein).

REGISTRATION STATEMENT

          The Registration Statements of the Trust and the Master Trust, including the International Core Growth Portfolios' Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Portfolio's Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

      NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS
          INTERNATIONAL CORE GROWTH QUALIFIED PORTFOLIO
                        600 West Broadway
                  San Diego, California  92101
                         (800) 551-8043

               STATEMENT OF ADDITIONAL INFORMATION

                          January 24, 1997

       Nicholas-Applegate Mutual Funds (the "Trust") is a diversified, open-end management investment company currently offering a number of separate series (each a "Portfolio" and collectively the "Portfolios"). This Statement of Additional Information contains information regarding one of those Portfolios:
Nicholas-Applegate International Core Growth Qualified Portfolio (the "International Core Growth Portfolio").

       The various Qualified Portfolios of the Trust may from time to time be collectively referred to as the "Nicholas-Applegate Advisory Portfolios."

       This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the International Core Growth Portfolio's Prospectus and should be read in conjunction with such Prospectus. The Prospectus may be obtained without charge by calling or writing the Trust at the address and phone number given above.


                        TABLE OF CONTENTS

                                                              Page
                                                              ----
General Information. . . . . . . . . . . . . . . . . . . .     B-2
Investment Objectives and Policies . . . . . . . . . . . .     B-2
Investment Restrictions. . . . . . . . . . . . . . . . . .    B-23
Trustees and Principal Officers. . . . . . . . . . . . . .    B-27
Investment Adviser . . . . . . . . . . . . . . . . . . . .    B-31
Administrator. . . . . . . . . . . . . . . . . . . . . . .    B-33
Distributor. . . . . . . . . . . . . . . . . . . . . . . .    B-34
Portfolio Transactions and Brokerage . . . . . . . . . . .    B-34
Purchase and Redemption of Portfolio Shares. . . . . . . .    B-36
Shareholder Services . . . . . . . . . . . . . . . . . . .    B-36
Net Asset Value. . . . . . . . . . . . . . . . . . . . . .    B-38
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .    B-40
Performance Information. . . . . . . . . . . . . . . . . .    B-45
Custodian, Transfer and Dividend Disbursing
  Agent, Independent Accountants and Legal Counsel . . . .    B-46
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .    B-47
Appendix A - Description of Securities Ratings . . . . . .     A-1

                               GENERAL INFORMATION

       The Trust and the Master Trust were organized in December 1992 as business trusts under the laws of Delaware. The Trust offers shares of numerous Portfolios with differing sales load, shareholder service plan and distribution plan arrangements, including Series A Portfolios, Series B Portfolios, Series C Portfolios, Institutional Portfolios and Qualified Portfolios. This Statement of Additional Information contains information regarding one Portfolio, the International Core Growth Qualified Portfolio.

       The various Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of the Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Master Trust offers shares of fifteen series (each a "Fund" and collectively the "Funds") to the Trust and other investment companies and institutional investors, including the Nicholas-Applegate International Core Growth Fund (the "International Core Growth Fund"), in which the International Core Growth Portfolio invests.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

       The following discussion supplements the discussion of the International Core Growth Portfolio's investment objective and policies as set forth in the Portfolio's Prospectus. As the International Core Growth Portfolio seeks to achieve its investment objective by investing all of its assets in the International Core Growth Fund, which has the same investment objective as the Portfolio, the following discussion describes the various investment policies and techniques employed by the International Core Growth Fund. There can be no assurance that the investment objective of the International Core Growth Fund or the International Core Growth Portfolio can be achieved.

PREFERRED STOCK

       Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES AND WARRANTS

       The International Core Growth Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

       A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

OTHER CORPORATE DEBT SECURITIES

       The International Core Growth Fund invests in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities. The Fund will not retain debt securities downgraded below investment grade in excess of 5% of its net assets.

RISKS OF INVESTING IN DEBT SECURITIES

       There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. In addition, the International Core Growth Fund's return on the debt securities in which it invests depends on the continuing ability of the issuers of such debt securities to meet their obligations for the payment of interest and principal when due.

SHORT-TERM INVESTMENTS

       The International Core Growth Fund may invest in any of the following securities and instruments:

       BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       The Fund's holdings of instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

       Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

       As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

       In addition to purchasing certificates of deposit and bankers acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

       SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

       COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes.
                                       B-4

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

       Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in Appendix A.

       Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.
While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

MONEY MARKET FUNDS

       The Fund may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.
 In addition to the advisory and other fees paid by the Fund, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

GOVERNMENT OBLIGATIONS

       The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

       Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

       The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

VARIABLE AND FLOATING RATE INSTRUMENTS

       The Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Investment Adviser under guidelines established by the Master Trust's Board of Trustees to be of comparable quality at the time of the purchase and rated instruments eligible for purchase by the Fund. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulted on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN INVESTMENTS

       The International Core Growth Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depository receipts.

       The United States government has from time to time imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest substantially all of its assets in United States securities. In such event, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the International Core Growth Portfolio's investment objective and policies, investment of all of the Portfolio's assets in another investment company with different investment objectives and policies than the Fund or hiring on investment adviser to manage the Portfolio's assets. However, the Portfolio would adopt any revised investment objective and fundamental policies only after approval by the shareholders holding a majority (as defined in the Investment Company Act) of the shares of the Portfolio.

       DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in the United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

       RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

       POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

       CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

       MARKET CHARACTERISTICS. The Investment Adviser expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

       Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

       LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

       TAXES. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

       COSTS. The expense ratio of the Fund is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

       In considering whether to invest in the securities of a foreign company, the Investment Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries, and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's assessment of prevailing market, economic and other conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

       PURCHASING PUT AND CALL OPTIONS. The International Core Growth Fund is authorized to purchase "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

       If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

       If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

       Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Investment Adviser believes there is an active secondary market to facilitate closing transactions.

       WRITING CALL OPTIONS. The International Core Growth Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

       Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

       The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The

Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

       STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.


       The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally.
This requires different skills and techniques than predicting changes in the price of individual stocks.

       Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

       RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of
                                      B-10
options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the corresponding Portfolio as a regulated investment company. See "Taxes."

       In addition, when trading options on foreign exchanges, many of the projections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

       DEALER OPTIONS. The International Core Growth Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

       The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FOREIGN CURRENCY OPTIONS

       The Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

       As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movement adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

       The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FUTURES CONTRACTS AND RELATED OPTIONS

       The International Core Growth Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. The Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). The Fund will segregate cash, U.S. Government securities, or other high quality liquid debt or equity securities in a separate account with the Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

       No price is paid or received by the Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its Custodian an amount of cash, U.S. Government securities, other high quality liquid debt or equity securities equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

       The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

       At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

       STOCK INDEX FUTURES CONTRACTS. The International Core Growth Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange, and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited, and the Tokyo Stock Exchange.

       INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

       The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund's entering into a futures contract purchased for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

       The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

       FOREIGN CURRENCY FUTURES CONTRACTS. The Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("EUC"). Other foreign currency futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

       RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

       To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser believes that over time, the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

       Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

       In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser may still not result in a successful hedging transaction over a very short time frame.

       Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

       Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

       Successful use of futures by the Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
 The Fund may have to sell securities at a time when it may be disadvantageous to do so.

       In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

       OPTIONS ON FUTURES CONTRACTS. As described above, the International Core Growth Fund may purchase options on the futures contracts they can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

       Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

       RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS. The Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

       Upon the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

       These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Master Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

       The extent to which the Fund may enter into futures and options transactions may be limited by the Internal Revenue Code requirements for qualification of the International Core Growth Portfolio as a regulated investment company. See "Taxes."

REPURCHASE AGREEMENTS

       The International Core Growth Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price.
 The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

       The International Core Growth Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

       The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

       The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

       The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

       The International Core Growth Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

       The Trust has entered into a Credit Agreement on behalf of its various Portfolios with several banks and Chemical Bank, as administrative agent for the lenders, to borrow up to $50,000,000 from time to time for purposes of meeting shareholder redemption requests without the necessity of requiring the Funds to sell portfolio securities, at times when the Investment Adviser believes such sales are not in the best interests of the Portfolios' shareholders, in order to provide the Portfolios with cash to meet such redemption requests. The Credit Agreement expires on April 10, 1997, unless renewed by the parties.

       Under the Credit Agreement, each Portfolio may borrow, repay and reborrow amounts (collectively, the "Revolving Credit Loans") in increments of $50,000, provided the Revolving Credit Loans outstanding at any time aggregate at least $350,000 (the "Credit Facility"). The Trust will pay a commitment fee at the rate of 0.10% per annum of the average daily unused portion of the Credit Facility, and may at any time terminate the Credit Agreement or reduce the lenders' commitment thereunder in increments of $2,500,000.

       While outstanding, the Revolving Credit Loans will bear interest, fluctuating daily and payable monthly, at either of the following rates or a combination thereof, at the Trust's option: (i) at the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, plus 0.625% per annum; or
(ii) the prime rate of interest of Chemical Bank. If, as a result of changes in applicable laws, regulations or guidelines with respect to the capital adequacy of any lender, the return on such lender's capital is reduced, the Trust may be required to adjust the rate of interest to compensate such lender for such reduction. Each Revolving Credit Loan is payable in thirty days, and may be prepaid at any time in increments of $100,000 without premium or penalty. No Portfolio is liable for repayment of a Revolving Credit Loan to any other Portfolio.

       The Credit Agreement contains, among other things, covenants that require each Portfolio to maintain certain minimum ratios of debt to net worth; limit the ability of the Trust to incur other indebtedness and create liens on its assets or guarantee obligations of others; merge or consolidate with, or sell its assets to, others; make material changes in its method of conducting business; make distributions to shareholders in excess of the requirements of Subchapter M of the Internal Revenue Code in the event of a default under the Credit Agreement; or make changes in fundamental investment policies. The Credit Agreement also contains other terms and conditions customary in such agreements, including various events of default.

LENDING PORTFOLIO SECURITIES

       The International Core Growth Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demand by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code.

SHORT SALES

       The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or has the right to acquire.

       In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.

To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

       Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

       If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

       The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

       The extent to which the Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the International Core Growth Portfolio as a regulated investment company. See "Taxes."

ILLIQUID SECURITIES

       The International Core Growth Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Investment Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Master Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

       Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Investment Adviser has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

INVESTMENT TECHNIQUES AND PROCESSES

       The Investment Adviser's investment techniques and processes, which it has used in managing institutional portfolios for many years, are described generally in the Portfolios' prospectuses under "Investment Objectives and Policies -- Investment Techniques and Processes." In making decisions with respect to equity securities for the Fund, GROWTH OVER TIME-Registered Trademark- is the Investment Adviser's underlying goal. It's how the Investment Adviser built its reputation. Over the past ten years, the Investment Adviser has built a record as one of the finest performing investment managers in the United States. It has successfully delivered growth over time to many institutional investors, pension plans, foundations, endowments and high net worth individuals. The Investment Adviser's methods have proven their ability to achieve growth over time through a variety of investment vehicles.

       The Investment Adviser emphasizes growth over time through investment in securities of companies with earnings growth potential. The Investment Adviser's style is a "bottom-up" growth approach that focuses on the growth prospects of individual companies rather than on economic trends. It builds portfolios stock by stock. The Investment Adviser's decision-making is guided by three critical questions: Is there positive change? Is it sustainable? Is it timely? The Investment Adviser uses these three factors because it focuses on discovering positive developments when they first show up in an issuer's earnings, but before they are fully reflected in the price of the issuer's securities. The Investment Adviser is always looking for companies that are driving change and surpassing analysts' expectations. It seeks to identify companies poised for rapid growth. The Investment Adviser focuses on recognizing successful companies, regardless of their capitalizations or whether they are domestic or foreign.

       As indicated in the International Core Growth Portfolio's Prospectus, the Investment Adviser's techniques and processes include relationships with an extensive network of brokerage research firms located throughout the world. These analysts are often located in the same geographic regions as the companies they follow, have followed those companies for a number of years, and have developed excellent sources of information about them. The Investment Adviser does not employ in-house analysts other than the personnel actually engaged in managing investments for the Master Trust and the Investment Adviser's other clients. However, information obtained from a brokerage research firm is confirmed with other research sources or the Investment Adviser's computer-assisted quantitative analysis (including "real time" pricing data) of a substantial universe of potential investments.

       As indicated in the International Core Growth Portfolio's prospectus, the equity investments of the Fund are diversified, as with respect to at least 75% of the Fund's assets. The Fund may not invest more than 5% of its total assets in the equity securities of any one issuer. The equity securities of each issuer that are included in the investment portfolio of the Fund are purchased by the Investment Adviser in approximately equal amounts, and the Investment Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser sells the securities of one of the issuers currently included in the portfolio.

                             INVESTMENT RESTRICTIONS

       The Trust, on behalf of the International Core Growth Portfolio, and the Master Trust, on behalf of the International Core Growth Fund have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio or Fund, respectively (as defined in the Investment Company Act). Whenever the International Core Growth Portfolio is requested to vote on a change in the investment restrictions of the Fund, the Trust will hold a meeting of its shareholders and will cast its vote as instructed by the shareholders. If the investment restrictions of the Fund are changed, the International Core Growth Portfolio may withdraw its investment in the Fund if the Trust's Board of Trustees determines that withdrawal is in the best interests of the Portfolio and its shareholders, but only upon shareholder approval. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of the International Core Growth Portfolio's assets in another investment company with the same investment objective, policies and restrictions as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment objectives, policies and restrictions of the Portfolio described in the Portfolio's Prospectus and in this Statement of Additional Information.

       All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

       Neither the International Core Growth Fund nor the International Core Growth Portfolio:

       1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Portfolio or the Fund's total assets may be invested without regard to this restriction and the Portfolio will be permitted to invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio. This restriction also does not apply to investments by the Portfolio or the Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

       2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Portfolio will be permitted to invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio.

       3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Portfolio will be permitted to invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio. This restriction does not apply to investments by the Portfolio or the Fund in securities of the U.S. Government or its agencies and instrumentalities.

       4. May purchase or sell real estate. However, the Portfolio or the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

       5. May make loans of money, except that the Portfolio or the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Portfolio and the Fund each reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

       6. May borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Portfolio or Fund will take prompt action to reduce its borrowings as required by applicable law.

       7. May pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Portfolio or Fund from engaging in options, futures and foreign currency transactions.

       8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

       9. May invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

       10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Portfolio or the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

       11.     May invest in securities of other investment companies, except
(a) that the Portfolio may invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with the same investment objective policies and restrictions as the Portfolio; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Portfolio or Fund.

       12. May issue senior securities, except that the Portfolio or the Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Portfolio or Fund from engaging in short sales, options, futures and foreign currency transactions.

       13. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund or the Portfolio may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

       14. May purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets, (iii) not more than 25% of the Fund's net assets would be hedged, and
(iv) not more than 25% of the Fund's net assets are used as cover for options written by the Fund.

OPERATING RESTRICTIONS

       As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust and the Master Trust, neither the International Core Growth Portfolio nor the International Core Growth Fund:

       1. May invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although the Portfolio or the Fund may invest in the securities of companies which invest in or sponsor such programs.

       2. May purchase any security if as a result the Portfolio or Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) having a record of less than three years of continuous operation, except (a) that the Portfolio may invest all or a portion of its assets in the Fund or another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Portfolio in compliance with the Investment Company Act or
(b) as part of a merger, consolidation, acquisition or reorganization involving the Portfolio or Fund.

       3. May purchase securities of any issuer if any officer or trustee of the Portfolio or Fund, or any officer or director of ICAC, the Distributor, or the Investment Adviser owning more than 1/2 of 1% of the outstanding securities of such issuer, own in the aggregate more than 5% of the outstanding securities of such issuer.

       4. May lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

       5. May invest in warrants, valued at the lower of cost or market, in excess of 5% of the market value of the Portfolio's or Fund's net assets, or in excess of 2% of the market value of the Portfolio's or Fund's net assets if such warrants are not listed on the New York Stock Exchange or the American Stock Exchange, as of the date of investment.

BLUE SKY RESTRICTIONS

       In order to permit the sale of shares of a Portfolio in certain states, the Boards of Trustees of the Trust and the Master Trust may, in their sole discretion, adopt additional restrictions on investment policies more restrictive than those described above. Should either of such Boards determine that any such restrictive policy is no longer in the best interests of such respective Trust or its investors, the Trust may cease offering shares of a Portfolio in the state involved and the Boards of Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Boards of Trustees may, at their sole discretion, revoke such policy.

       The Master Trust has agreed in connection with certain undertakings given by the Trust to the State of South Dakota, that (i) the Fund will not invest more than 10% of its total assets in interests in real estate investments trusts, (ii) the Fund will not invest more than 15% of its total assets in equity securities of issuers which are not readily marketable, in securities of issuers which the Portfolio or Fund is restricted from selling without registration under the Securities Act (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined by the Master Trust's Board of Trustees to be liquid based upon the trading markets for the securities), and securities of unseasoned issuers referred to in restriction 2 above (these restrictions will not affect the ability of the Portfolio to invest in securities of the corresponding Fund or other diversified, open-end management investment companies with the same investment objectives, policies and restrictions as the Portfolio), and (iii) the Master Trust will provide adequate notice to the Trust of changes in such restrictions to enable the Trust to provide at least 30 days advance notice of such changes to its shareholders.

       The Master Trust has agreed, in connection with certain undertakings given by the Trust to the State of Ohio, that the Fund will not invest more than 50% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including without limitation securities issued pursuant to Rule 144A under the Securities Act of
1933).


                         TRUSTEES AND PRINCIPAL OFFICERS

TRUST

       The names and addresses of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

       FRED C. APPLEGATE, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES.  885
La Jolla Corona Court, La Jolla, California. President, Hightower Management Co., a financial management firm (since January 1992); formerly President, Nicholas-Applegate Capital Management (from August 1984 to December 1991).
Mr. Applegate's interests in Nicholas-Applegate Capital Management, Inc., the general partner of the Investment Adviser, were acquired by Mr. Nicholas in 1991 and 1992.

       ARTHUR B. LAFFER, TRUSTEE.*/ 5405 Morehouse Drive, Suite 340, San Diego, California. Chairman, A.B. Laffer, V.A. Canto & Associates, an economic consulting firm (since 1979); Chairman, Laffer Advisers Incorporated, economic consultants (since 1981); Director, Nicholas-Applegate Fund, Inc. (since 1987); Director, U.S. Filter Corporation (since March 1991), MasTec Inc., construction (since 1994), and Coinmach Laundry Corporation (since 1996); Chairman, Calport Asset Management, Inc. (since 1992); formerly Distinguished University Professor and Director, Pepperdine University (from September 1985 to May 1988) and Professor of Business Economics, University of Southern California (1976 to
1984). Mr. Laffer is considered to be an "interested person" of the Trust because A.B. Laffer, V.A. Canto & Associates or its affiliates received $100,000 in 1995 and $100,000 in 1996 from the Investment Adviser as compensation for consulting services provided from time to time to the Investment Adviser.

       CHARLES E. YOUNG, TRUSTEE. UCLA, 2147 Murphy Hall, Los Angeles, California. Chancellor, UCLA (since 1968); Trustee, Nicholas-Applegate Growth Equity Fund; Director, Intel Corp. (since 1974), Academy of Television Arts and Sciences Foundation (since October 1988), Los Angeles World Affairs Council (since 1977) and Town Hall of California (since 1982).

       JOHN D. WYLIE, PRESIDENT. Partner (since January 1994), Chief Investment Officer - Investor Services Group (since December 1995), and Portfolio Manager (since January 1990), Nicholas-Applegate Capital Management. Mr. Wylie is also the President of the Master Trust.

       THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER. Partner (since January 1996) and Chief Financial Officer, Nicholas-Applegate Capital Management (since January 1993), and Chief Financial Officer, Nicholas-Applegate Securities (since January 1993); formerly Chief Financial Officer, Aurora Capital Partners/WSGP Partners L.P., an investment partnership (from November 1988 to January 1993), and Vice President and Controller, Security Pacific Merchant Banking Group (from November 1986 to November 1988). Mr. Pindelski is also the Chief Financial Officer of the Master Trust.

       PETER J. JOHNSON, VICE PRESIDENT. Partner and Director, Client Services/Marketing, Nicholas-Applegate Capital Management (since January 1992) and Vice President, Nicholas-Applegate Securities (since December 1995); formerly, Marketing Director, Pacific Financial Asset Management Company, an investment management firm (from July 1989 to December 1991), and Senior Marketing Representative, Fidelity Investments Institutional Services (from August 1987 to July 1989). Mr. Johnson is also the Vice President of the Master Trust.

       E. BLAKE MOORE, JR., SECRETARY. General Counsel and Secretary, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since
1993); formerly Attorney, Luce, Forward, Hamilton and Scripps (from 1989 to
1993).  Mr. Moore is also the Secretary of the Master Trust.

       Each Trustee of the Trust who is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee of the Trust, and $1,000 for each meeting attended ($2,000 per Committee meeting for Committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

       The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 1996, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                           Pension or                                  Total
                                           Retirement                                  Compensation
                        Aggregate          Benefits Accrued      Estimated Annual      from Trust and
                        Compensation       as Part of Trust      Benefits Upon         Trust Complex
Name                    from Trust         Expenses              Retirement            Paid to Trustee
---------------------------------------------------------------------------------------------------------
Fred C. Applegate       $15,000            None                  N/A                   $29,000 (45*)

Arthur B. Laffer        $15,500            None                  N/A                   $31,500 (45*)

Charles E. Young        $15,000            None                  N/A                   $31,500 (45*)


* Indicates total number of funds in Trust complex, including the Portfolio.


MASTER TRUST

       The names and addresses of the Trustees and principal officers of the Master Trust, including their positions and principal occupations during the past five years, are shown below. The positions and principal occupations of the officers during the past five years, are set forth above. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

       ARTHUR E. NICHOLAS, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES.*/ Managing Partner and Chief Investment Officer, Nicholas-Applegate Capital Management (since 1984), and Chairman / President Nicholas-Applegate Securities. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company, since 1987.

       DANN V. ANGELOFF, TRUSTEE. 727 West Seventh Street, Los Angeles, California. President, The Angeloff Company, corporate financial advisers (since 1976); Trustee, Nicholas-Applegate Fund, Inc. (since 1987); Trustee (1979 to 1987) and University Counselor to the President (since 1987), University of Southern California; Director, Public Storage, Inc., a real estate investment trust (since 1980), SEDA Specialty Packaging, Inc. (since
1993) and Bonded Motors, Inc., an automotive engine remanufacturer (since
1996).

       WALTER E. AUCH, TRUSTEE.*/ 6001 North 62nd Place, Paradise Valley, Arizona. Director, Geotech Communications, Inc., a mobile radio communications company (since 1987); Fort Dearborn Fund (since 1987), Brinson Funds (since 1994), Smith Barney Trak Fund (since 1992), registered investment companies; Pimco Advisors, L.P., an investment manager (since
1994); and Banyan Realty Fund (since 1987), Banyan Strategic Land Fund (since
1987), Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage Fund (since 1988), real estate investment trusts. Formerly Chairman and Chief Executive Officer, Chicago Board Options Exchange (1979 to 1986) and Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until 1979). Mr. Auch is considered to be an "interested person" of the Master Trust under the 1940 Act because he is a director of a company which has a broker-dealer subsidiary.

       THEODORE J. COBURN, TRUSTEE.  17 Cotswold Road, Brookline,
Massachusetts.  Partner, Brown Coburn & Co., an investment banking firm (since
1991) and research associate, Harvard Graduate School of Education (since 1996); Director, Nicholas-Applegate Fund, Inc. (since 1987), Emerging Germany Fund (since 1991), Moovies, Inc. (since 1995). Formerly Managing Director of Global Equity Transactions Group and member of Board of Directors, Prudential Securities (from 1986 to June 1991).

       DARLENE DEREMER, TRUSTEE.*/ 155 South Street, Wrentham, Massachusetts. President and Founder, DeRemer Associates, a marketing consultant for the financial services industry (since 1987); Vice President, PBHG Funds, Inc. (since 1995); formerly Vice President and Director, Asset Management Division, State Street Bank and Trust Company (from 1982 to 1987), and Vice President, T. Rowe Price & Associates (1979 to 1982); Director, Nicholas-Applegate Strategic Opportunities Ltd. (since 1994), Nicholas-Applegate Securities International (since 1994), Jurika & Voyles Fund Group (since 1994) and King's Wood Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since 1995). Ms. DeRemer is considered to be an "interested person" of the Master Trust under the 1940 Act because DeRemer Associates received $100,736 in 1995 and $54,247 in 1994 from the Investment Adviser as compensation for consulting services provided in connection with its institutional business.

       GEORGE F. KEANE, TRUSTEE. 450 Post Road East, Westport, Connecticut. President Emeritus and Senior Investment Adviser, The Common Fund, a non-profit investment management organization representing educational institutions (since
1993), after serving as its President (from 1971 to 1992); Member of Investment Advisory Committee, New York State Common Retirement Fund (since 1982); Director and Chairman of the Investment Committee, United Negro College Fund (since
1987); Director, United Educators Risk Retention Group (since 1989); Director, RCB Trust Company (since 1991); Director, School, College and University Underwriters Ltd. (since 1986); Trustee, Fairfield University (since 1993); Director, The Bramwell Funds, Inc. (since 1994); Chairman of the Board, Trigen Energy Corporation (since 1994); Director, Universal Stainless & Alloy Products, Inc. (since 1994). Formerly President, Endowment Advisers, Inc. (from August 1987 to December 1992).

       JOHN D. WYLIE, PRESIDENT.

       THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER.

       PETER J. JOHNSON, VICE PRESIDENT.

       E. BLAKE MOORE, JR., SECRETARY.

       Each Trustee of the Master Trust who is not an officer or affiliate of the Master Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee of the Master Trust, and $1,000 for each meeting attended ($2,000 per Committee meeting for Committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

       The following table sets forth the aggregate compensation paid by the Master Trust for the fiscal year ended March 31, 1996, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Master Trust's board and that of all other funds in the "Master Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):



                                                                                       Total
                                           Pension or                                  Compensation
                      Aggregate            Retirement                                  from Master
                      Compensation         Benefits Accrued      Estimated Annual      Trust and Master
                      from Master          as Part of Master     Benefits Upon         Trust Complex
Name                  Trust                Trust Expenses        Retirement            Paid to Trustee
---------------------------------------------------------------------------------------------------------
Dann V. Angeloff      $15,500              None                  N/A                   $32,500 (13*)

Walter E. Auch        $15,000              None                  N/A                   $15,000 (12*)

Theodore J.           $15,000              None                  N/A                   $29,000 (13*)
Coburn

Darlene Deremer       $15,000              None                  N/A                   $15,000 (12*)

George F. Keane       $15,000              None                  N/A                   $15,000 (12*)


* Indicates total number of funds in Master Trust complex, including the Master Trust Portfolio.

                               INVESTMENT ADVISER

       The Trust has not engaged the services of an investment adviser because its Portfolios invest all of their assets in corresponding Funds. The Investment Adviser to the Master Trust is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

       The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Mr. Nicholas.

       The Investment Adviser currently has fourteen partners (including Mr. Nicholas) who manage a staff of approximately 350 employees, including 28 portfolio managers.

       Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all partners' and employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading having been adopted.

THE INVESTMENT ADVISORY AGREEMENT

       Under the Investment Advisory Agreement between the Master Trust and the Investment Adviser with respect to the International Core Growth Fund, the Master Trust retains the Investment Adviser to manage the International Core Growth Fund's investment portfolio, subject to the direction of the Master Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts.

       The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the International Core Growth Fund or the Master Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Master Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Master Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Master Trust or its investors by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

       The Investment Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act of 1940). The Investment Advisory Agreement may be terminated with respect to the International Core Growth Fund by the Master Trust (by the Board of Trustees of the Master Trust or vote of a majority of the outstanding voting securities of the International Core Growth Fund, as defined in the Investment Company Act) or the Investment Adviser upon not more than 60 days' written notice, without payment of any penalty. The Investment Advisory Agreement provides that it will continue in effect with respect to the International Core Growth Fund only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

EXPENSE LIMITATION

       Under the Investment Advisory Agreement, the Investment Adviser has agreed to defer its fees, and to absorb other expenses of the International Core Growth Portfolio (including administrative fees and distribution expenses for the Portfolio, and the Portfolio's allocable share of the operating expenses of the Fund, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, organizational expenses and other capitalized expenditures and extraordinary expenses), to ensure that the operating expenses for the Portfolio do not exceed 1.41% of the average net assets of the Portfolio through March 31, 1998.

                                 ADMINISTRATORS

       The principal administrator of the Trust is Investment Company Administration Corporation ("ICAC"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

       Pursuant to an Administration Agreement with the Trust, ICAC is responsible for performing all administrative services required for the daily business operations of the Trust, subject to the supervision of the Board of Trustees of the Trust. ICAC has no supervisory responsibility over the investment operations of the Portfolios. The management or administrative services of ICAC for the Trust are not exclusive under the terms of the Administration Agreement and ICAC is free to, and does, render management and administrative services to others. ICAC also serves as the Administrator for the Master Trust.

       For its services, ICAC receives under the Administration Agreement $35,000 for each grouping of five similar portfolios (e.g., Core Growth Portfolio A, Portfolio B, Portfolio C, Institutional and Qualified Portfolios), $25,000 for each grouping of three similar portfolios, $20,000 for each grouping of two similar portfolios and $5,000 for one portfolio. As a result, ICAC currently receives aggregate compensation at the rate of $250,000 per year for all of the series of the Trust. Such fees will be allocated among the series in each grouping based on relative net asset values. For its services to the Master Trust, ICAC receives, pursuant to an Administration Agreement, a monthly fee at the following annual rates: 0.05% on the first $100 million of aggregate net assets of the Funds, 0.04% on the next $150 million, 0.03% on the next $300 million, 0.02% on the next $300 million, and 0.01% on the portion of the aggregate net assets of the Funds in excess of $850 million. ICAC will receive a minimum of $150,000 per year allocated among the Funds based on average net assets.

       In connection with its management of the corporate affairs of the Trust, ICAC pays the salaries and expenses of all its personnel and pays all expenses incurred in connection with managing the ordinary course of the business of the Trust, other than expenses assumed by the Trust as described below.

       Under the terms of the Administration Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of their assets, (b) the fees and expenses of Trustees and officers of the Trust who are not affiliated with ICAC or the Investment Adviser, (c) out-of-pocket travel expenses for the officers and Trustees of the Trust and other expenses of Board of Trustees' meetings, (d) the fees and certain expenses of the Custodian, (e) the fees and expenses of the Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Trust's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to Trustees and officers of the Trust in connection with securities transactions, (h) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (i) the fees of any trade association of which the Trust may be members, (j) the cost of maintaining the Trust's existence, taxes and interest, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying their shares under state securities laws, including the preparation and printing of the Trust's registration statement, prospectuses and statements of additional information, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Trust, and (o) expenses assumed by the Trust pursuant to any plan of distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

       The Administration Agreement provides that ICAC will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from ICAC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement will terminate automatically if assigned, and may be terminated without penalty by ICAC or the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act), upon 60 days' written notice. The Administration Agreement will continue in effect only so long as such continuance is specifically approved at least annually.

       Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is responsible for providing all administrative services which are not provided by ICAC or by the Trust's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. These services are comprised principally of assistance in coordinating with the Trust's various service providers, providing certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other service providers, calculating performance data, providing various reports to the Board of Trustees, and assistance in preparing reports, prospectuses, proxy statements and other shareholder communications. The Agreement contains provisions regarding liability and termination similar to those of the Administration Agreement.

                                   DISTRIBUTOR

       Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Portfolio. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of the Investment Adviser.

DISTRIBUTION AGREEMENT

       Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of shares of the Portfolio, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

SHAREHOLDER SERVICE PLAN

       The Trust has also adopted a Shareholder Service Plan with respect to the International Growth Portfolio. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of 0.25% of the Portfolio's average daily net assets for certain shareholder service expenses provided by the Distributor and fees paid to plan sponsors and others for the provision of support services to their clients who are beneficial owners of shares of the Portfolio.

       Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in the Portfolio's shares; processing dividend and distribution payments from the Portfolio on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in the Portfolio's shares; providing the information to the Portfolio necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption requests from clients; assisting clients in changing dividend options, account designations and addresses; and providing such other similar services.

       The Shareholder Service Plan continues in effect from year to year; provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees"), case in person at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will be come effective only upon the approval by a majority of the Board and a majority of the independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to the Portfolio at any time, without penalty, by the Board.

       Under the Shareholder Service Plan, the Distributor pays plan sponsors and others an account servicing fee of up to 0.25% annually of the average daily net assets of the International Core Growth Portfolio attributable to shares in the accounts of their customers, as compensation for providing certain shareholder-related services.

MISCELLANEOUS

       Pursuant to the Shareholder Service Plan, the Board of Trustees will review at least quarterly a written report of the service expenses incurred on behalf of shares of the Portfolio by the Distributor. The report will include an itemization of the distribution and service expenses and the purposes of such expenditures.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       Subject to policies established by the Master Trust's Board of Trustees, the Investment Adviser is primarily responsible for the execution of the International Core Growth Fund's portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invest may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of the Master Trust.

       The International Core Growth Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Portfolio or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions.
Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Master Trust, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commission on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Master Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

       Although investment decisions for the Master Trust are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the International Core Growth Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

       In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

                   PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

       Shares of the International Core Growth Portfolio may be purchased and redeemed at their net asset value without any initial or deferred sales charge. The price paid for shares of the Portfolio is based on the net asset value per share, which is calculated once daily at the close of trading (currently 4:00 P.M. New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by the Transfer Agent or dealers prior to the time of determination of net asset value and, in the case of orders placed with dealers, accepted by the Transfer Agent prior to the close of its business. The dealer is responsible for promptly transmitting purchase orders to the Transfer Agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Portfolio's shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the Portfolio. Payment for shares redeemed will not be made more than seven days after receipt of a written or telephonic request in appropriate form, except as permitted by the 1940 Act and the rules thereunder.

                              SHAREHOLDER SERVICES

SHAREHOLDER INVESTMENT ACCOUNT

       Upon the initial purchase of shares of the International Core Growth Portfolio, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. No certificates will be issued for shares of the Portfolio.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

       For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the International Core Growth Portfolio at net asset value. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer.

AUTOMATIC INVESTMENT PLAN

       Under the Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in shares of the International Core Growth Portfolio on a monthly or quarterly basis on any day of the month or quarter by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Participation in the Plan will begin within 30 days after receipt of the account application. If the investor's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the investor's Plan may be terminated and the related investment reversed. The investor may change the amount of the investment or discontinue the Plan at any time by writing to the Transfer Agent. Further information about this program and an application form can be obtained from the Transfer Agent or the Distributor.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

       A shareholder in the International Core Growth Portfolio may elect to cross-reinvest dividends or dividends and capital gain distributions paid by the Portfolio into any other Institutional Portfolio (the "receiving Portfolio") subject to the following conditions: (i) as long as the value of the account in the receiving Portfolio is below that receiving Portfolio's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Portfolio must be automatically reinvested in the receiving Portfolio, (ii) there is no cross-reinvestment, and (iii) if this privilege is discontinued with respect to a particular receiving Portfolio, the value of the account in that receiving Portfolio must equal or exceed the receiving Portfolio's minimum initial investment requirement or the receiving Portfolio will have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

       The Transfer Agent arranges for the redemption by the International Core Growth Portfolio of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REDEMPTION IN KIND

       The Trust intends to pay in cash for all shares of the International Core Growth Portfolio redeemed, but when the Master Trust makes payment to the Portfolio in readily marketable investment securities, the Trust reserves the right to make payment wholly or partly in shares of such securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder or record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

                                 NET ASSET VALUE

       The net asset value of a share of the International Core Growth Portfolio is calculated by dividing (i) the value of the securities held by the Portfolio (I.E., the value of its investments in the International Core Growth Fund), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of shares of the Portfolio outstanding. The net asset value of an interest in the International Core Growth Fund is calculated in the same manner. The value of the investments and assets of the Portfolio or the Fund is determined each business day.

       Investment securities, including ADRs, that are traded on a domestic or foreign stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

        In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Boards of Trustees of the Trust and the Master Trust will reconsider the time at which net asset value is computed. In addition, the asset value of the International Core Growth Portfolio or the International Core Growth Fund may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

       Long-term debt obligations are valued at the quoted bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Investment Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the International Core Growth Portfolio or the International Core Growth Fund is more than 60 days, unless this is determined by the Board of Trustees of the Master Trust not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.

       U.S. Government securities are traded in the over-the-counter market and are valued at the last available bid price, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

       Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and asked prices, as the case may be, as of 4:00 p.m. New York time.

       Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Master Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

       Securities and assets for which market quotations are not readily available, or for which the Master Trust's Board of Trustees or persons designated by the Board determine that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Master Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

       The Master Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Master Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Fund to do so.

                                      TAXES

MASTER TRUST'S TAX STATUS

       The International Core Growth Fund will be treated as a partnership rather than as a regulated investment company or a corporation under the Internal Revenue Code (the "Code"). As a partnership under the Code, any interest, dividends and gains or losses of the Master Trust attributable to the Fund will be deemed to have been "passed through" to the Trust and other investors in such Fund, regardless of whether the interest, dividends or gains have been distributed by the Fund or such losses have been realized and recognized by the Trust and other investors. Therefore, to the extent the Fund were to accrue but not distribute any interest, dividends or gains, the Trust and other investors in the Fund would be deemed to have realized and recognized their proportionate shares of interest, dividends, gains or losses realized and recognized by the Fund without receipt of any corresponding distribution. However, the Master Trust will seek to minimize recognition by investors in the Fund of interest, dividends, gains or losses allocable to the Fund without a corresponding distribution.

REGULATED INVESTMENT COMPANY

       The Trust has elected to qualify the International Core Growth Portfolio as a regulated investment company under Subchapter M of the Code, and intends that the Portfolio will remain so qualified.

       As a regulated investment company, the International Core Growth Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, certain foreign currencies and certain options, futures, and forward contracts on foreign currencies held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or foreign government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short term capital gains in excess of net long term capital losses) each taxable year.

       The International Core Growth Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of its income in compliance with these requirements and anticipate that it will not be subject to the excise tax.

       Dividends paid by the International Core Growth Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Portfolio is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by the Portfolio will be eligible for the dividends received deduction only if the Portfolio and International Core Growth Fund have satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Portfolio for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

       Under the Code, any distributions designated as being made from net capital gains are taxable to the International Core Growth Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.

       Any loss realized on a sale, redemption or exchange of shares of the International Core Growth Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

       A shareholder who acquires shares of the International Core Growth Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio if the shareholder acquires shares in the Portfolio pursuant to a reinvestment right that reduces the sales charges in the subsequent acquisition of shares.

SPECIAL TAX CONSIDERATIONS

       U.S. GOVERNMENT OBLIGATIONS. Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided that certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Trust will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the International Core Growth Portfolio is considered tax exempt in their particular states.

       SECTION 1256 CONTRACTS. Many of the futures contracts and forward contracts used by the International Core Growth Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

       STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the International Core Growth Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the International Core Growth Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to shareholders.

       The International Core Growth Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

       Because applications of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

       The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to the International Core Growth Portfolio's and the International Core Growth Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

       SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the International Core Growth Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency and on disposition of certain futures attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the International Core Growth Portfolio's investment company taxable income to be distributed to the shareholders.

       FOREIGN TAX. Income received by the International Core Growth Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the International Core Growth Portfolio's shareholders the amount of foreign income and similar taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the International Core Growth Portfolio's taxable year whether the foreign taxes paid by the International Core Growth Fund will be "pass-through" for that year.

       Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the International Core Growth Fund's income will flow through to shareholders of the Portfolio. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

       SHORT SALES. Generally capital gain or loss realized by the Fund in a short sale may be long-term or short-term depending on the holding period of the short position. Under a special rule, however, the capital gain will be short-term gain if (1) as of the date of the short sale, the Fund owned property for the short-term holding period that was substantially identical to that which the Fund used to close the sale or (2) after the short sale and on or before its closing, the Fund acquired substantially similar property. Similarly, if property substantially identical to that sold short was held by the Fund for the long-term holding period as of the date of the short sale, any loss on closing the short position will be long-term capital loss. These special rules do not apply to substantially similar property to the extent such property exceeds the property used by the Fund to close its short position.

       ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the International Core Growth Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includible in income with respect to certain high-yield corporation debt securities may be treated as a dividend for Federal income tax purposes.

       Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the International Core Growth Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

       Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the International Core Growth Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to the debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

       The International Core Growth Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the International Core Growth Fund.
Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

       CONTRIBUTION LIMITS. Payments made to the Trust, by the employer sponsoring a qualified profit-sharing plan (the "plan") which invests in the International Core Growth

Portfolio, of such plan's pro rata share of the fees charged by the Investment Adviser for management of the assets of the Portfolio invested in the International Core Growth Fund, may be treated as an employer "contribution" to the plan under Sections 404 and 415 of the Code. Contributions to a qualified retirement plan are subject to limitations under Sections 404 and 415 of the Code. Generally, Section 404(a)(3) of the Code limits an employer's contribution to the plan to an amount not exceeding 15% of the compensation paid to all plan participants during the year, and
Section 415 of the Code limits the total contributions made by both the employer and the participants. Contributions in excess of these limits may not be deducted by the employer and may result in an excise tax on the employer equal to 10% of the non-deductible contributions. In addition, the plan may become disqualified. Shareholders should consult with their own tax and retirement plan advisers regarding this issue.

OTHER TAX INFORMATION

       The International Core Growth Portfolio may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

       The Trust may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Trust and of shareholders of the International Core Growth Portfolio with respect to distributions by the Portfolio may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                             PERFORMANCE INFORMATION

       The Trust may from time to time advertise the total return for the International Core Growth Portfolio. Any performance information should be considered in light of the Portfolio's and the International Core Growth Fund's investment objectives and policies, characteristics and quality of the its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

TOTAL RETURN

       The total return for the Portfolio is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Portfolio over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.

       Total return is computed according to the following formula:

                       n
               P(1 + T)  = ERV

Where:    P =  a hypothetical initial payment of $1,000.
          T =  average annual total return.
          n =  number of years.
        ERV = ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

COMPARISON TO INDICES AND RANKINGS

       Performance information for the International Core Growth Portfolio may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Price Index, the Dow Jones Industrial Average, and indices prepared by Lipper Analytical Services. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

       Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, standardized yield, variations in sales charges and risk/reward considerations.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                  INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

       PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as Custodian for the portfolio securities and cash of the Portfolio and Fund and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Trust and Master Trust. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, an affiliate of the Custodian, provides additional accounting services to the Portfolio and Fund.

       State Street Bank and Trust Company, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts, 02171, serves as the Transfer and Dividend Disbursing Agent for the Portfolio and Fund. The Transfer Agent provides customary transfer agency services to the Trust and Master Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

       The Charles Schwab Trust Company, 101 Montgomery Street, San Francisco, California 94104, serves as co-transfer agent for shares of the Portfolio. The following act as sub-transfer agents for the Portfolio:
Financial Data Services, Inc., 4800 Deer Lake Drive, 2nd Floor, Jacksonville, Florida 32246; William M. Mercer Plan Participant Services, Inc. 1417 Lake Cook Road, Deerfield, Illinois 60015; and Schwab Retirement Plan Services, Inc., 101 Montgomery Street, San Francisco, California 94104.

       Ernst & Young, L.L.P., 515 S. Flower Street, Los Angeles, California 90071, serves as the independent accountants for the Trust and Master Trust, and in that capacity examines the annual financial statements of the Trust and Master Trust.

       Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust and Master Trust. It also acts as counsel for the Investment Adviser and Distributor.

                                  MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

       Trust is currently comprised of 52 series of shares -- nine A Portfolios, nine B Portfolios, nine C Portfolios, fifteen institutional Portfolios, one Money Market Portfolio and nine Qualified Portfolios.

       VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected Portfolio(s) unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate. For example, a change in the International Core Growth Portfolio's fundamental investment policies would be voted upon only by shareholders of that Portfolio, as would the approval of any advisory or distribution contract for the Portfolio. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by the shareholders of the Trust voting without regard to the Portfolio.

       As used in the International Core Growth Portfolio's Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

       Whenever the Portfolio or the Trust is requested to vote on a matter with respect to the Master Trust, the Trust will hold a meeting of its shareholders and will cast its votes as instructed by such shareholders. In the case of a matter affecting the International Core Growth Fund, votes will be cast as instructed by its shareholders.

       The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

       Each share of the Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to the Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

       Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATIONS OF TRUST

       In accordance with Delaware law and in connection with the tax treatment sought by the Master Trust, the Master Trust's Declaration of Trust provides that its investors will be personally and jointly and severally responsible (with rights of contribution INTER SE in proportion to their respective ownership interests in the Master Trust) for the Master Trust's liabilities and obligations in the event that the Master Trust fails to satisfy such liabilities and obligations. However, to the extent assets are available from the Master Trust, the Master Trust will indemnify each investor from any claim or liability to which the investor may become subject solely by reason of his or her having been an investor to the extent such claim or liability imposes on the investor an obligation or liability which is greater than his or her proportionate ownership interest in the Master Trust, and will reimburse the investor for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability.

       The Declarations of Trust of both the Trust and Master Trust provide that obligations of the Trust and the Master Trust are not binding upon their respective Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trusts or their respective investors for any action or failure to act, but nothing in the Declarations of Trust protect a Trustee, officer, employee or agent against any liability to the trusts or their respective investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declarations of Trust also provide that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the Portfolio or Fund shall be enforceable against the assets and property of the Portfolio or Fund only (and, in the case of the Fund, its investors), and not against the assets or property of any other Portfolio or Fund (or in the case of the Portfolio, the investors therein).

REGISTRATION STATEMENT

       The Registration Statements of the Trust and the Master Trust, including the International Core Growth Portfolio's Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Portfolio's Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                         APPENDIX A

              DESCRIPTION OF SECURITIES RATINGS

     The following paragraphs summarize the descriptions for the rating symbols of securities.

COMMERCIAL PAPER

          The following paragraphs summarize the description for the rating symbols of commercial paper.

MOODY'S INVESTORS SERVICE, INC.

          Moody's short-term debt ratings, which are also applicable to commercial paper investments permitted to be made by the Master Trust, are opinions of the ability of issuers to repay punctually their senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME-1: Issuers (or related supporting institutions) rated PRIME-1 have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above in the PRIME-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3: Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

          Standard & Poor's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

          A-1: This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "PLUS" (+) designation.

          A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

          A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          C: Issues rated "C" are regarded as having a doubtful capacity for payment.

FITCH INVESTORS SERVICE, INC.

          F-1+: Exceptionally strong credit quality. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

          F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2: Good credit quality. Commercial paper assigned this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issuers assigned F-1+ and F-1 ratings.

          F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          DUFF 1+ - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          DUFF 1 - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          DUFF 1- - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          DUFF 2 - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          DUFF 3 - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          DUFF 4 - Debt possesses speculative investment characteristics.

          DUFF 5 - Issuer has failed to meet scheduled principal and/or interest payments.

THOMSON BANKWATCH

          Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          TBW-1 - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          TBW-2 - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          TBW-3 - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

IBCA

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          A1+ - Obligations are supported by the highest capacity for timely repayment.

          A1 - Obligations are supported by a strong capacity for timely repayment.

          A2 - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

          A3 - Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

CORPORATE BONDS

MOODY'S

          Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "AAA" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1,2, and 3 to indicate the relative ranking within designations. Bonds with the following Moody's ratings have the following investment qualities:

          Aaa: Bonds in this category are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds in this category are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds in this category possess many favorable investment attributes and are considered to be as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds in this category are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds in this category are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds in this category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds in this category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcoming.

          C: Bonds in this category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

          A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D" for debt in default. Issues are further refined with a "PLUS" or "MINUS" sign to show relative standing within the categories. Bonds with the following Standard & Poor's ratings have the following investment qualities:

          AAA:   Bonds in this category have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds in this category have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

          A: Bonds in this category have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Bonds in this category have an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB: Bonds in this category have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B: Bonds in this category have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC: Bonds in this category have currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          C: This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DUFF & PHELPS

          The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

          AAA - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          BB, B, CCC, DD, AND DP - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

FITCH INVESTORS SERVICE, INC.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB, B, CCC, CC, C, DDD, DD, AND D - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

ICBA

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          BB, B, CCC, CC, AND C - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

THOMSON BANKWATCH

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          AAA - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          AA - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BB, B, CCC, AND CC, - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          D - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.